SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                                                        --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /x/
                                                                       --

         Pre-Effective Amendment No. -----

         Post-Effective Amendment No.  65
                                      -----
                                     and/or
                                                                        --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /x/
                                                                       --

         Amendment No.  59
                       ----
                        (Check appropriate box or boxes.)

MIDWEST TRUST                               FILE NO. 2-52242 and 811-2538
-----------------------------------------------------------------------------
          (Exact name of Registrant as Specified in Charter)

312 Walnut Street, 21st Floor, Cincinnati, Ohio                     45202
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                          Zip Code

Registrant's Telephone Number, including Area Code          (513) 629-2000
                                                            --------------

Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
--------------------------------------------------------------------------
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately  upon filing  pursuant to paragraph (b)
/X/ on Februay 1, 1997 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)
/ / on (date) pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1996 was filed with the Commission on November 27, 1996.

                              CROSS REFERENCE SHEET

                                    FORM N-1A

ITEM                          SECTION IN PROSPECTUS

1...........................  Cover Page
2...........................  Expense Information
3...........................  Financial Highlights; Performance
                              Information
4...........................  Operation of the Funds; Investment
                              Objectives, Investment Policies and
                              Risk Considerations
5...........................  Operation of the Funds
6...........................  Cover Page; Dividends and
                              Distributions; Taxes; Operation of
                              the Funds
7...........................  How to Purchase Shares; Operation
                              of the Funds; Calculation of Share
                              Price and Public Offering Price;
                              Exchange Privilege; Shareholder
                              Services; Distribution Plans;
                              Application
8...........................  How to Redeem Shares; Shareholder
                              Services
9...........................  None

                              SECTION IN STATEMENT OF
ITEM                          ADDITIONAL INFORMATION

10..........................  Cover Page
11..........................  Table of Contents
12..........................  The Trust
13..........................  Definitions, Policies and Risk
                              Considerations; Investment
                              Limitations; Portfolio Turnover
14..........................  Trustees and Officers
15..........................  Principal Security Holders
16..........................  The Investment Adviser and
                              Underwriter; Distribution Plans;
                              Custodian; Accountants; MGF
                              Service Corp.
17..........................  Securities Transactions
18..........................  The Trust
19..........................  Calculation of Share Price and
                              Public Offering Price; Other
                              Purchase Information; Redemption
                              in Kind
20..........................  Taxes
21..........................  The Investment Adviser and
                              Underwriter
22..........................  Historical Performance Information
23..........................  Annual Report

                                                              PROSPECTUS
                                                              February 1, 1997
                                  Midwest Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                        SHORT TERM GOVERNMENT INCOME FUND
                    INTERMEDIATE TERM GOVERNMENT INCOME FUND

         The Short Term Government Income Fund and the Intermediate Term Government Income Fund (individually a "Fund" and collectively the "Funds") are two separate series of Midwest Trust.

         The Short Term Government Income Fund invests primarily in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital.

         The Short Term Government Income Fund's portfolio securities are valued on an amortized cost basis. Fund shares are neither insured nor guaranteed by the United States Government or any other entity. It is anticipated, but there is no assurance, that the Fund will maintain a stable net asset value per share of $1.

         The Intermediate Term Government Income Fund invests primarily in U.S. Government obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years and seeks high current income, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

         The Intermediate Term Government Income Fund offers two classes of shares: Class A shares (sold subject to a maximum 2% front-end sales load and a 12b-1 fee of up to .35% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

         Midwest Group Financial Services, Inc. (the "Adviser") manages the Funds' investments and their business affairs.

         This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated February 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-------------------------------------------------------------------------------

For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)............................800-543-0407
Cincinnati........................................513-629-2050
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

                        SHORT TERM GOVERNMENT INCOME FUND

Shareholder Transaction Expenses
   Sales Load Imposed on Purchases                                 None
   Sales Load Imposed on Reinvested Dividends                      None
   Exchange Fee                                                    None
   Redemption Fee                                                  None*
   Check Redemption Processing Fee (per check):
          First six checks per month                               None
          Additional checks per month                              $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
   Management Fees                              .48%
   12b-1 Fees                                   .11%(A)
   Other Expenses                               .40%
                                                ----
   Total Fund Operating Expenses                .99%
                                                ====

(A) The Fund may incur 12b-1 fees in an amount up to .35% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

                        INTERMEDIATE TERM GOVERNMENT INCOME FUND

                                                           Class A      Class C
Shareholder Transaction Expenses                           Shares       Shares
--------------------------------                           -------      ------
   Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)                      2%           None
   Maximum Contingent Deferred Sales Load
   (as a percentage of original purchase price)             None*        1%
   Sales Load Imposed on Reinvested Dividends               None         None
   Exchange Fee                                             None         None
   Redemption Fee                                           None**       None**
   Check Redemption Processing Fee (per check):
         First six checks per month                         None         None
         Additional checks per month                       $0.25         $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.

** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

                                             Class A           Class C
                                             Shares            Shares
                                             -------           -------
   Management Fees                              .49%              .49%
   12b-1 Fees(A)                                .16%              .01%
   Other Expenses After Reimbursements          .34%             1.14%(B)
                                                ----             -----
   Total Fund Operating Expenses
         After Expense Reimbursements           .99%             1.64%(C)
                                                ====             =====

(A) Class A shares may incur 12b-1 fees in an amount up to .35% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(B) Absent expense reimbursements by the Adviser, other expenses of Class C shares would have been 2.46% for the fiscal year ended September 30, 1996.
(C) Absent expense reimbursements by the Adviser, total operating expenses of Class C shares would have been 2.96% for the fiscal year ended September 30, 1996.

      The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year except that other expenses for Class C shares of the Intermediate Term Government Income Fund have been restated to reflect an anticipated decrease in the amount of expense reimbursements to be made by the Adviser during the current fiscal year. The
Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Example
You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return and
(2) redemption at the end of each time period:



                                          Class A Shares,  Class C Shares,
                             Short Term   Intermediate     Intermediate
                             Government   Term Government  Term Government
                             Income Fund  Income Fund      Income Fund
                             ------------ --------------- ------------
                       1 Year     $ 10           $ 30            $ 27
                       3 Years      32             51              52
                       5 Years      55             74              89
                      10 Years     121            139             194

FINANCIAL HIGHLIGHTS

      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.


SHORT TERM GOVERNMENT INCOME FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR(A)

                                                     Year Ended September 30,
                         1996        1995     1994     1993      1992      1991       1990       1989      1988      1987
Net asset value at
  beginning of year      $1.00      $1.00    $1.00    $1.00     $1.00     $1.00      $1.00      $1.00     $1.00     $1.00
                         -----      ------   ------   ------    ------    ------     ------     ------    ------    ------
Net investment income     0.044      0.046    0.027    0.022     0.035     0.059      0.073      0.079     0.058     0.051
                         ------     ------   ------   ------    ------    ------     ------     ------    ------    ------
Dividends from net
  investment income      (0.044)    (0.046)  (0.027)  (0.022)   (0.035)   (0.059)    (0.073)    (0.079)   (0.058)   (0.051)
                         ------     ------   ------    ------    ------    ------     ------    ------    ------     ------
Net asset value at
  end of year             $1.00     $1.00    $1.00     $1.00     $1.00     $1.00      $1.00     $1.00     $1.00      $1.00
                          ======    ======  =======   =======   =======    =====     ======    ======     ======     ======
Total return              4.51%     4.69%    2.72%      2.24%     3.55%     6.06%     7.50%     8.22%      6.08%      5.22%
                          ======    ======  =======    =======    ======    =====     =====    ======      =====      =====
Net Assets at end
  of year (000's)        $91,439   $87,141  $89,708   $96,962   $91,519   $101,535   $101,835   $104,956   $110,156   $142,083
                         =======    ======  =======   =======   =======   ========   ========   ========   ========    =======
Ratio of expenses to
  average net assets       0.99%    0.99%    0.99%     0.99%     0.99%      0.99%      0.99%     1.01%     1.00%      1.01%

Ratio of net investment
  income to average
  net assets                4.42%    4.59%   2.69%    2.22%     3.51%     5.90%      7.25%      7.91%     5.84%        5.09%

(A)All per share data has been restated to reflect the effect of a 10 for 1 share split on February 28, 1990.

INTERMEDIATE TERM GOVERNMENT INCOME FUND - CLASS A
   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                     YEAR ENDED SEPTEMBER 30,
                            1996      1995       1994      1993      1992       1991      1990      1989     1988     1987
Net asset value at
  beginning of year        $10.73    $10.14      $11.59   $11.10    $10.45      $9.85    $10.09    $10.12   $10.02   $10.71
                          -------    -------    -------   -------    ------    ------    ------    -------  -------   -------
Income from investment
  operations:
   Net investment income     0.61      0.64        0.56     0.60      0.68       0.75      0.76      0.79     0.76     0.77
   Net realized and
   unrealized gains
   (losses)on investments   (0.24)     0.59      (1.32)     0.49      0.65       0.60     (0.24)    (0.03)    0.10    (0.69)
                           -------    -----     -------    ------    ------     ------    ------    ------    -----   ------
Total from investment
  operations                 0.37      1.23      (0.76)     1.09      1.33       1.35      0.52      0.76     0.86     0.08
                           -------    -------   -------   -------    -------   -------    -----    -----    -----    ------
Less distributions:
   Dividends from net
   investment income        (0.61)    (0.64)     (0.56)    (0.60)    (0.68)     (0.75)    (0.76)    (0.79)   (0.76)   (0.77)
   Distributions from
   net realized gains          --       --       (0.13)      --        --         --        --        --       --       --
                          -------    -------     -------   -------   ------   -------    -------   -------  -------  ------
Total distributions         (0.61)    (0.64)     (0.69)    (0.60)    (0.68)     (0.75)    (0.76)    (0.79)   (0.76)   (0.77)
                          -------    -------    -------   -------   -------   -------     -----    -------  -------  ------
Net asset value at
  end of year              $10.49    $10.73     $10.14    $11.59    $11.10     $10.45     $9.85    $10.09   $10.12   $10.02
                          =======    =======    ======    ======    ======     ======     =====    ======    ======  ======
Total return(A)             3.55%     12.52%     (6.76%)   10.15%    13.27%     14.19%     5.31%     7.79%    8.77%    0.66%
                          =======    =======   ========   =======   ========   ========   =======    =====   ======    =====
Net assets at end
  of year (000's)         $56,095    $56,969    $64,395   $89,666   $59,290    $40,896   $37,800   $40,391  $52,405  $56,084
                          ========   =======    =======   ========  =======    =======   =======   =======  ======== =======
Ratio of expenses to
  average net assets         0.99%    0.99%      0.99%     0.99%     1.00%      1.00%     1.02%     1.03%    1.04%     1.03%

Ratio of net investment
  income to average
  net assets                 5.75%    6.17%      5.17%     5.31%     6.40%      7.39%     7.57%     7.83%    7.43%     7.30%

Portfolio turnover rate        70%      58%       236%      255%       76%        74%       92%      161%      88%       54%

(A)The total returns shown do not include the effect of applicable sales loads.

INTERMEDIATE TERM GOVERNMENT INCOME FUND - CLASS C
     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                                YEAR              YEAR             PERIOD
                                                                ENDED             ENDED             ENDED
                                                              SEPT. 30,         SEPT. 30,         SEPT. 30,
                                                                1996              1995             1994(A)
-------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..................   $        10.73    $       10.14     $       11.27
                                                           --------------    --------------   ---------------
Income from investment operations:
   Net investment income................................             0.56             0.59              0.34
   Net realized and unrealized gains (losses) on
     investments........................................            (0.24)            0.59             (1.13)
                                                           --------------    --------------   ---------------

Total from investment operations........................             0.32             1.18             (0.79)
                                                           --------------    --------------   ---------------
Less distributions:
   Dividends from net investment income.................            (0.56)           (0.59)            (0.34)
                                                           --------------    --------------   ---------------
Total distributions.....................................            (0.56)           (0.59)            (0.34)
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        10.49    $       10.73     $       10.14
                                                           ==============    ==============   ===============

Total return(B) ........................................            3.03%           11.96%            (10.38%)(D)
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $          771    $         598     $         508
                                                           ==============    ==============   ===============

Ratio of expenses to average net assets(C) .............            1.49%            1.48%             1.46%(D)

Ratio of net investment income to average net assets....            5.25%            5.60%             4.89%(D)

Portfolio turnover rate.................................              70%              58%              236%(D)

(A) Represents the period from initial public offering of Class C shares (February 1, 1994) through September 30, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.96%, 3.57% and 2.41%(D) for the periods ended September 30, 1996, 1995 and 1994, respectively.
(D) Annualized.

INVESTMENT OBJECTIVES

      The Short Term Government Income Fund and the Intermediate Term Government Income Fund are two series of Midwest Trust (the "Trust"), each with its own portfolio and investment objective(s). Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objectives of either Fund can be achieved. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval. For a discussion of each Fund's investment practices, see "Investment Policies."

      The Short Term Government Income Fund seeks high current income, consistent with protection of capital. The Fund seeks to achieve its investment objective by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government obligations" described below) and backed by the "full faith and credit" of the United States, maturing within thirteen months or less with a dollar-weighted average portfolio maturity of 90 days or less. In order to achieve its investment objective, the Fund may also enter into repurchase agreements collateralized by U.S. Government obligations backed by the "full faith and credit" of the United States.

      The investment objective of the Short Term Government Income Fund is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Notwithstanding the foregoing, the limitation of the Short Term Government Income Fund's permissible investments to obligations backed by the "full faith and credit" of the United States is a determination made by the Board of Trustees which may be changed by the Board without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly.

      The Intermediate Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. In order to achieve its investment objectives, the Fund may also enter into repurchase agreements collateralized by U.S. Government obligations.

      The investment objectives of the Intermediate Term Government Income Fund may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

INVESTMENT POLICIES

     Each Fund invests in U.S. Government obligations. The Short Term Government Income Fund invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States. The Intermediate Term Government Income Fund invests in intermediate-term U.S. Government obligations.

      "U.S. GOVERNMENT OBLIGATIONS" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

      Each Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      The market value of investments available to the Funds, and therefore each Fund's yield, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The net asset value of the Intermediate Term Government Income Fund also will fluctuate due to these changes. The portfolio securities held by the Funds are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related U.S. Government obligations may affect the value of, and the return on an investment in, such securities.

      Other Investment Techniques

      The Funds may also engage in the following investment techniques, each of which may involve certain risks:

      MORTGAGE-RELATED U.S. GOVERNMENT OBLIGATIONS. The Intermediate Term Government Income Fund may invest in mortgage-related U.S. Government obligations, including GNMA Certificates, FHLMC Certificates and FNMA Certificates.

      GNMA Certificates are U.S. Government obligations guaranteed by the Government National Mortgage Association (the GNMA) and are mortgage-backed securities representing part ownership of a pool of mortgage loans. The pool of mortgage loans underlying the GNMA Certificates is assembled by the issuer, usually a private mortgage lender. The loans in the pool, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Intermediate Term Government Income Fund. The Fund will invest only in GNMA Certificates of the pass-through type. This type of GNMA Certificate entitles the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. In addition, the timely payment of interest and principal on this type of GNMA Certificate is guaranteed by the GNMA, even in the event of the foreclosure of underlying mortgage loans. The GNMA guarantee is backed by the full faith and credit of the United States. However, shares of the Fund are not guaranteed or backed by either the GNMA or the United States Government.

      FHLMC Certificates are U.S. Government obligations guaranteed by the Federal Home Loan Mortgage Corporation (the FHLMC). As with GNMA Certificates, FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. The FHLMC generally purchases such mortgage loans from those lenders insured by the Federal Deposit Insurance Corporation, or Federal Housing Administration mortgagees approved by the Department of Housing and Urban Development. The securities and guarantees of the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

      FNMA Certificates are U.S. Government obligations guaranteed by the Federal National Mortgage Association (the FNMA). The FNMA is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases residential mortgages from a list of approved sellers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through securities issued by the FNMA are not backed by the full faith and credit of the United States, although the Secretary of the Treasury of the United States has discretionary authority to lend the FNMA up to $2.25 billion outstanding at any time.

      Prepayments of and payments on foreclosures of mortgage loans underlying a mortgage-related security are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. The mortgage loans underlying a mortgage-related security may be prepaid at any time without penalty. If a prepayment of a mortgage loan underlying a particular mortgage-related security occurs, the return to the Fund may be lower if the Fund acquired the security at a premium over par or higher if the Fund acquired the security at a discount from par. In addition, prepayments of mortgage loans underlying a particular mortgage-related security held by the Fund will reduce the market value of the security to the extent the market value of the security at the time of prepayment exceeds its par value. In periods of declining mortgage interest rates, prepayments may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance outstanding mortgages at lower interest rates. In general, a decline in interest rates will cause the net asset value of the Fund to increase to the extent that prepayments do not occur, while a rise in interest rates will cause the net asset value of the Fund to decrease.

      Some of the pass-through mortgage securities in which the Intermediate Term Government Income Fund invests may be adjustable rate mortgage securities ("ARMS"). ARMS are collateralized by adjustable rather than fixed-rate mortgages. The ARMS in which the Fund invests are actively traded. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of fixed-rate mortgage securities and ARMS tend to experience lower rates of prepayment of principal than fixed-rate mortgage securities. However, ARMS are also less likely than fixed-rate mortgage securities of comparable quality and maturity to increase significantly in value during periods of declining interest rates.

      DELAYED SETTLEMENT TRANSACTIONS. The Intermediate Term Government Income Fund may trade securities on a "when-issued" or "to-be-announced" basis. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when- issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund does not currently intend to invest more than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

      REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. Each Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations in which that Fund could invest directly. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

      BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, each Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. Neither Fund will make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

      PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Funds would not qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. A Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES

      Short Term Government Income Fund

      Your initial investment in the Short Term Government Income Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

      INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Short Term Government Income Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Short Term Government Income Fund." An account application is included in this Prospectus.

      You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

      Investors should be aware that the Funds' account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

      Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

      INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Short Term Government Income Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

      You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 12:30 p.m., Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

      ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Short Term Government Income Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

      CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Short Term Government Income Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

      Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

      Intermediate Term Government Income Fund

      Your initial investment in the Intermediate Term Government Income Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Midwest Group Financial Services, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Intermediate Term Government Income Fund." An account application is included in this Prospectus.

      The Trust mails you confirmations of all purchases or redemptions of shares of the Intermediate Term Government Income Fund. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to redeem shares by check, to redeem or exchange shares by telephone or to use the automatic withdrawal plan as to those shares. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

      Investors should be aware that the Funds' account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

      Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

      OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to MGF Service Corp. at the address or numbers listed below.

      After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Intermediate Term Government Income Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

      Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Intermediate Term Government Income Fund."

      Under the Open Account Program, you may also purchase shares of the Intermediate Term Government Income Fund by bank wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

      Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Intermediate Term Government Income Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

Sales Load Alternatives

      The Intermediate Term Government Income Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Intermediate Term Government Income Fund purchased prior to February 1, 1994 are Class A shares.

      The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

      As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

      Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 2% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 3 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 3 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

      In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Intermediate Term Government Income Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Midwest Group during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares

      Class A shares of the Intermediate Term Government Income Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

      The public offering price of Class A shares applicable to investors whose accounts are opened after January 31, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.
                                                       Dealer
                                                      Reallowance
                                Sales Load as % of:   as % of
                                 Public      Net       Public
                                Offering    Amount    Offering
Amount of Investment              Price    Invested    Price

Less than $100,000                 2.00%      2.04%     1.80%
$100,000 but less than $250,000    1.50%      1.52%     1.35%
$250,000 but less than $500,000    1.00%      1.01%      .90%
$500,000 but less than $1,000,000   .75%       .76%      .65%
$1,000,000 or more                 None*      None*

Investors whose accounts were opened prior to February 1, 1995 are subject to a different table of sales loads as follows:

                                                      Dealer
                                                      Reallowance
                                 Sales Load as % of:  as % of
                                  Public    Net       Public
                                  Offering  Amount    Offering
Amount of Investment              Price     Invested  Price

Less than $500,000                 1.00%     1.01%      1.00%
$500,000 but less than $1,000,000   .75%      .76%       .75%
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

      Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

      For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Intermediate Term

Government Income Fund may be aggregated with concurrent purchases of Class A shares of other Midwest Group funds. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other Midwest Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Midwest Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

      REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact MGF Service Corp. for information about the Right of Accumulation and Letter of Intent.

      PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Intermediate Term Government Income Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Intermediate Term Government Income Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

      Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Intermediate Term Government Income Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

      In addition, Class A shares of the Intermediate Term Government Income Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

      Clients of investment advisers and financial planners may also purchase Class A shares of the Intermediate Term Government Income Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify MGF Service Corp. that an investment qualifies as a purchase at net asset value.

      Trustees, directors, officers and employees of the Trust, the Adviser or MGF Service Corp., including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Intermediate Term Government Income Fund at net asset value.

      CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Intermediate Term Government Income Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

      Redemptions of such Class A shares of the Intermediate Term Government Income Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another Midwest Group fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

      The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

      ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact MGF Service Corp. for additional information concerning purchases at net asset value or at reduced sales loads.

      Class C Shares

      Class C shares of the Intermediate Term Government Income Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

      A contingent deferred sales load is imposed on Class C shares of the Intermediate Term Government Income Fund if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

      Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                           Year Since Purchase     Contingent Deferred
                           Payment was Made            Sales Load
                              First Year                    1%
                              Thereafter                   None

      In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

      The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares of the Intermediate Term Government Income Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

      All sales loads imposed on redemptions are paid to the Adviser. The Adviser intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares of the Intermediate Term Government Income Fund.

      The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES

      Contact MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

      Automatic Withdrawal Plan

      If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Intermediate Term Government Income Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

      Tax-Deferred Retirement Plans

      Shares of either Fund are available for purchase in connection with the following tax-deferred retirement plans:

      --          Keogh Plans for self-employed individuals

      -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

      -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

      -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

      Direct Deposit Plans

      Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

      Automatic Investment Plan

      You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

      Reinvestment Privilege

      If you have redeemed shares of the Intermediate Term Government Income Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES

      You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

      A contingent deferred sales load may apply to a redemption of Class C shares of the Intermediate Term Government Income Fund or to a redemption of certain Class A shares of the Fund purchased at net asset value. See "How to Purchase Shares." A contingent deferred sales load may be imposed on a redemption of shares of the Short Term Government Income Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

      BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:30 p.m., Eastern time, on any business day in order for payment by wire to be made that day. IRA accounts are not redeemable by telephone.

      The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

      Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

      BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

      Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

      BY CHECK. You may establish a special checking account with either Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

      When a check is presented to the Custodian for payment, MGF Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

      If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders of the Intermediate Term Government Income Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

      As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

      Shareholders of the Intermediate Term Government Income Fund should be aware that writing a check (a redemption of shares) is a taxable event. Shares of the Intermediate Term Government Income Fund for which certificates have been issued may not be redeemed by check. Shareholders who invest in the Short Term Government Income Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

      THROUGH BROKER-DEALERS. You may also redeem shares of the Intermediate Term Government Income Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

      ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

      Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

      If a certificate for shares of the Intermediate Term Government Income Fund was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

      At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

      The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

      Shares of either Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other.

      Shares of the Short Term Government Income Fund and Class A shares of the Intermediate Term Government Income Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

       Class C shares of the Intermediate Term Government Income Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

      The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust           Midwest Strategic Trust
 Tax-Free Money Fund                   *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund              *Equity Fund
 California Tax-Free Money Fund        *Utility Fund
 Royal Palm Florida Tax-Free           *Treasury Total Return Fund
   Money Fund
*Tax-Free Intermediate Term            Midwest Trust
   Fund                                 Short Term Government Income Fund
*Ohio Insured Tax-Free Fund             Institutional Government Income Fund
                                       *Intermediate Term Government Income
                                          Fund
                                       *Adjustable Rate U.S. Government
                                          Securities Fund
                                       *Global Bond Fund

      You may request an  exchange  by sending a written  request to MGF Service
Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

      Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS

      All of the net investment income of each Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

      Distributions are paid according to one of the following options:

         Share Option -               income distributions and capital gains
                                      distributions reinvested in additional
                                      shares.

         Income Option -    income distributions and short-term capital
                            gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -      income  distributions and capital
                            gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

         An investor in the Intermediate Term Government Income Fund who has received in cash any dividend or capital gains distribution may return the distribution within thirty days of the distribution date to MGF Service Corp. for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify MGF Service Corp. that a distribution is being reinvested pursuant to this provision.

TAXES

         Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions and exchanges of shares of the Intermediate Term Government Income Fund are taxable events on which a shareholder may realize a gain or loss.

         The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS

         The Funds are diversified series of Midwest Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

         The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to three other series of the Trust, six series of Midwest Group Tax Free Trust and four series of Midwest Strategic Trust. Each Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         Scott Weston, Assistant Vice President-Investments of the
Adviser, is primarily responsible for managing the portfolio of each Fund. Mr. Weston has been employed by the Adviser since 1992 and has been managing each Fund's portfolio since March 1996. Mr. Weston was previously employed by Adex International, Inc. as a cost control manager.

         The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

         MGF Service Corp. also provides accounting and pricing services to the Funds. MGF Service Corp. receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays MGF Service Corp. a fee for these administrative services equal to the annual rate of .1% of the average value of each Fund's daily net assets.

         The Adviser serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

     The Adviser and MGF Service Corp. are each a wholly-owned subdisidary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the

Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Intermediate Term Government Income Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

         Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York, may be deemed to control the Intermediate Term Government Income Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLANS

         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Short Term Government Income Fund and Class A shares of the Intermediate Term Government Income Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Funds. For the fiscal year ended September 30, 1996, the Short Term Government Income Fund and Class A shares of the Intermediate Term Government Income Fund paid $89,000 and $90,334, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Class A Plan is .35% of the Short Term Government Income Fund's average daily net assets and .35% of the Intermediate Term Government Income Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Intermediate Term Government Income Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Intermediate Term Government Income Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         On each day that the Trust is open for business, the share price (net asset value) of the Short Term Government Income Fund's shares is determined as of 12:30 p.m. and 4:00 p.m., Eastern time. The share price of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Intermediate Term Government Income Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Short Term Government Income Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Short Term Government Income Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Short Term Government Income Fund to maintain a stable net asset value per share of $1.

         The Intermediate Term Government Income Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Intermediate Term Government Income Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION

         From time to time, the Short Term Government Income Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Short Term Government Income Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

         From time to time, the Intermediate Term Government Income Fund may advertise its "average annual total return." The Fund may also advertise
"yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of the Intermediate Term Government Income Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Intermediate Term Government Income Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Intermediate Term Government Income Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. Each Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Intermediate Term Government Income Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543- 0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

ACCOUNT APPLICATION (check appropriate Fund)
Please mail account application to:
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

o  SHORT TERM GOVT. INCOME FUND (0)      $________________
   INTERMEDIATE TERM GOVT. INCOME FUND

o  A SHARES (1)                          $________________
o  C SHARES (15)                         $________________

ACCOUNT NO._______________________
          (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:_______________________
                                         Home Office Address:_____________
                                         Branch Address:__________________
                                         Rep Name & No.:__________________
                                         Rep Signature:___________________
- ---------------------------------------------------------------------------
o  Check or draft enclosed payable to the Fund(s) designated above.

o  Bank Wire From:___________________________________________________

o  Exchange From:____________________________________________________
                 (Fund Name)                     (Fund Account Number)

ACCOUNT NAME                              S.S. #/TAX L.D.#
_____________________________________     ____________________________
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.               please list minor's S.S.#)

_____________________________________     Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                o  Other________

ADDRESS                                  PHONE

_____________________________________     (       )_____________________
Street or P.O. Box                        Business Phone

_____________________________________     (       )_____________________
City                 State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other

Occupation and Employer Name/Address____________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
- ---------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.) Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
- ---------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below.

NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number____________________  Bank Routing Transit Number________

Name of Account Holder_______________________________________________________

Bank Name______________________________  Bank Address_______________________
                                                     City             State

o CHECKWRITING (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA
and to cause the redemption of my (our) shares of the Trust.   I (we) agree
to be bound by the Rules and Regulations for the Midwest Group Pay Through Draft Account as such Rules and Regulations may be amended from time to time
- ---------------------------------------------------------------------------
REDUCED SALES CHARGES (INTERMEDIATE TERM GOVERNMENT INCOME FUND'S CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of the Midwest Group of Funds.

ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

______________________________________    _________________________________

______________________________________    _________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o l agree to the Letter of Intent in the current Prospectus of Midwest Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of the Midwest Group of Funds at least equal to (check appropriate box):

o $100,000  o  $250,000  o $500,000  o  $1,000,000
- ---------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Trust, Midwest Group Financial Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

_______________________________________________________________
Signature of Joint Owner, if Any

_______________________________________________________________
Title of Corporate Officer, Trustee, etc.

_______________________________________________________________
Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE.

UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
- ---------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND(S))
The Automatic Investment Plan is available for all established accounts of Midwest Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________per month in (Check applicable Fund)

ABA Routing Number_____________________

o  Short Term Govt. Income Fund  o  Intermediate Term Govt. Income Fund

FI Account Number______________________

o  Checking Account  o  Savings Account

_______________________________________
Name of Financial Institution (FI)

Please make my automatic investment on:
o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day
_______________________________________
City                           State

X______________________________________  X_________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant -
it appears on FI Records)                 if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by MGF, MGF hereby agrees:
   MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount.  MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.
- ---------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND(S))
This is an authorization for you to withdraw $_________________________from my mutual fund account beginning the last business day of the month of
_____________________.

Please Indicate Withdrawal Schedule (Check One):
Please indicate which Fund: o Short Term Govt. Income Fund o Intermediate Term Govt. Income Fund

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and
               12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:___________________________.

Please Select Payment Method (Check One):

o EXCHANGE: Please exchange the withdrawal proceeds into another Midwest account number: ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

___________________________________________________________________________
Bank Name                                Bank Address

___________________________________________________________________________
Bank ABA#                                Account #           Account Name

O SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________

Please send to:___________________________________________________________
               Street address             City              State     Zip
- ---------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of Midwest Trust (the Trust) and that

__________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

___________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


__________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of___________________________
                                              (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ____________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

NAME                                     TITLE

______________________________________   _________________________________

______________________________________   _________________________________

______________________________________   _________________________________

Witness my hand and seal of the corporation or organization this______________________day of________________________________, 19_______

______________________________________   _________________________________
*Secretary-Clerk                         Other Authorized Officer (if
                                         required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

MIDWEST TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000


OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide:  (Toll-Free) 800-543-0407
Cincinnati:  513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati:  513-579-0999

                                TABLE OF CONTENTS
Expense Information. . . . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . .. . . . . . . . . . . . . . .
Investment Objectives. . . . . . . . . . . . . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Funds . . . . . . . . . . . . . . . . . . .
Distribution Plans . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price and Public Offering Price . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                       PROSPECTUS
                                                       February 1, 1997
                                  Midwest Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                   INSTITUTIONAL GOVERNMENT INCOME FUND

         The Institutional Government Income Fund (the "Fund"), a separate series of Midwest Trust, seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

         The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds. Such institutions include banks and trust companies, savings institutions, corporations, investment bankers and brokers, insurance companies, pension funds, employee benefit plans and educational, religious and charitable institutions. The minimum initial purchase is $100,000 per investor.

         The Fund's portfolio securities are valued on an amortized cost basis. Fund shares are neither insured nor guaranteed by the United States Government or any other entity. It is anticipated, but there is no assurance, that the Fund will maintain a stable net asset value per share of $1.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

         Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated February 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

Shareholder Transaction Expenses
  Sales Load Imposed on Purchases                                 None
  Sales Load Imposed on Reinvested Dividends                      None
  Exchange Fee                                                    None
  Redemption Fee                                                  None

Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fees After Waivers                                  .11%(A)
  12b-1 Fees                                                     .01%(B)
  Other Expenses                                                 .28%
                                                                 ----
  Total Fund Operating Expenses After Waivers                    .40%(C)
                                                                 ====

(A) Absent waivers of management fees, such fees would have been .20% for the fiscal year ended September 30, 1996.
(B) The Fund may incur 12b-1 fees in an amount up to .10% of its average net assets.
(C) Absent waivers of management fees, total Fund operating expenses would have been .49% for the fiscal year ended September 30, 1996.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. The Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

  Example
  You would pay the following expenses
  on a $1,000  investment,  assuming (1) 5%
  annual return and (2) redemption at the end of
  each time period:                                        1 Year      $ 4

                                                           3 Years     $13

                                                           5 Years     $22

                                                           10 Years    $51

      Institutions who utilize the transfer agent's subaccounting system to minimize their internal recordkeeping requirements will be charged a subaccounting fee based on the level of services. See "Subaccounting Services."

FINANCIAL HIGHLIGHTS

      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                 Per Share Data for a Share Outstanding Throughout Each Period
                                                                                                                       FROM DATE OF
                                                                                                                          PUBLIC
                                                                                                                        OFFERING
                                                                                                                      (MAY 23, 1988)
                                                                                                                          THROUGH
                                                                                YEAR ENDED SEPTEMBER 30,                  SEPT.30,
                                             1996    1995      1994      1993      1992       1991      1990      1989      1988
Net asset value at beginning of period     $1.00      $1.00     $1.00     $1.00      $1.00     $1.00     $1.00    $1.00    $1.00
                                          -------     ------    ------    ------     ------    ------    ------    ------   -----
Net investment income                       0.051      0.053     0.034     0.029      0.040     0.065     0.081    0.087    0.025
                                           -------    ------     ------    ------    ------     ------    ------   ------   -----
Dividends from net investment income       (0.051)    (0.053)   (0.034)   (0.029)    (0.040)   (0.065)   (0.081)  (0.087)  (0.025)
                                          -------     ------    ------    ------     ------     ------    ------   ------  -----
Net asset value at end of period           $1.00      $1.00     $1.00     $1.00      $1.00      $1.00     $1.00    $1.00   $1.00
                                          ========   ======   =======    ======     ======     ======     ======   ======   =====
Total return                                5.18%     5.42%     3.43%     2.96%      4.08%       6.61%     8.31%    9.07%   7.42%(B)
                                           ======     ======   ======    ======      =====      ======    =======   ======  =======

Net assets at end of period (000's)       $39,382    $36,009   $41,769   $34,610   $43,432     $62,313   $97,727  $121,826  $70,489
                                          =======    =======   =======   =======   =======     =======    =======  =======  =======
Ratio of expenses to average net assets(A)   0.40%     0.40%     0.40%     0.40%     0.37%       0.35%     0.33%     0.32%  0.30%(B)

Ratio of net investment income
   to average net assets                     5.06%     5.30%     3.41%     2.92%     4.04%       6.50%     8.04%     8.74%  7.39%(B)

(A)  Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.49%, 0.42%, 0.42%, 0.48%,
     0.43%, 0.36% and 0.34% for the years ended September 30, 1996, 1995, 1994, 1993, 1992, 1991 and 1989, respectively.
(B)  Annualized.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a series of Midwest Trust (the "Trust"). The investment objective of the Fund is to seek high current income, consistent with protection of capital. The Fund seeks to achieve its investment objective by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government obligations" described below), maturing within thirteen months or less with a dollar-weighted average portfolio maturity of 90 days or less.

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund invests in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

         The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         The market value of investments available to the Fund and therefore the Fund's yield, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The portfolio securities held by the Fund are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related U.S. Government obligations, such as obligations issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, may affect the value of, and the return on an investment in, such securities.

         Other Investment Techniques

         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         DELAYED SETTLEMENT TRANSACTIONS. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the

Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund does not currently intend to invest more than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES

         Your initial investment in the Fund ordinarily must be at least $100,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio
45201-5354. Checks should be made payable to the "Institutional Government Income Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 12:30 p.m., Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Institutional Government Income Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES

         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:30 p.m., Eastern time, on any business day in order for payment by wire to be made that day.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

         ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

         At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $100,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

         Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust       Midwest Strategic Trust
 Tax-Free Money Fund               *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund          *Equity Fund
 California Tax-Free Money Fund    *Utility Fund
 Royal Palm Florida Tax-Free       *Treasury Total Return Fund
   Money Fund
*Tax-Free Intermediate Term Fund      Midwest Trust
*Ohio Insured Tax-Free Fund           Short Term Government Income Fund
                                      Institutional Government Income Fund
                                     *Intermediate Term Government Income
                                       Fund
                                     *Adjustable Rate U.S. Government
                                        Securities Fund
                                     *Global Bond Fund

         You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor,

Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

SUBACCOUNTING SERVICES

         Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. MGF Service Corp. may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.

DIVIDENDS AND DISTRIBUTIONS

         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year.

         Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES

         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND

         The Fund is a diversified series of Midwest Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to four other series of the Trust, six series of Midwest Group Tax Free Trust and four series of Midwest Strategic Trust. The Fund pays the Adviser a fee equal to the annual rate of .2% of the average value of its daily net assets.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

         The Adviser and MGF Service Corp. are each a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN

         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .1% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

         Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE

         On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:30 p.m. and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

ACCOUNT APPLICATION
Please mail account application to:
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

INSTITUTIONAL GOVERNMENT
INCOME FUND

ACCOUNT NO.  23-______________________
(For Fund Use Only)

FOR BROKER/DEALER USE ONLY
Firm Name:________________________
Home Office Address:______________
Branch Address:___________________
Rep Name & No.:___________________



Initial Investment of $___________ ($100,000 Minimum)
o  Check or draft enclosed payable to the Fund.
o  Bank Wire From:_______________________________________________________
o  Exchange From:________________________________________________________
                 (Fund Name)                        (Fund Account Number)
ACCOUNT NAME                              S.S. #/TAX L.D.#
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.              please list minor's S.S.#)
________________________________________  Citizenship: o  U.S.
Name of Joint Tenant, Partner, Custodian               o Other
ADDRESS                                   PHONE
________________________________________  (             )_____________
Street or P.O. Box                        Business Phone
________________________________________  (             )_____________
City                     State    Zip     Home Phone
Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit o Other
- ------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service
Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

- ------------------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
- ------------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below.  I
(we) further authorize the used of automated cash transfers to and from the account designated below.

NOTE: For wire redemptions, the indicated bank should be a commercial bank. PLEASE ATTACH A VOIDED CHECK FOR THE ACCOUNT.

Bank Account Number______________Bank Routing Transit Number_______________ Name of Account Holder_____________________________________________________
Bank Name________________Bank Address______________________________________
                                          City               State

- ------------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this
Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Trust, Midwest Group Financial Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service
Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.
_____________________________________   _____________________________________
Signature of Individual Owner,          Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.
_____________________________________   _____________________________________
Title of Corporate Officer,             Date
Trustee, etc.

NOTE:   CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
RESOLUTION FORM ON THE REVERSE SIDE.
UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of Midwest Trust (the Trust) and that ________________________ is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                              CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the
____________________________________________________________________________
                           (Name of Organization)
incorporated or formed under the laws of ___________________________________
                                                      (State)
and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _____________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                NAME                                     TITLE
_____________________________________   _____________________________________
_____________________________________   _____________________________________
_____________________________________   _____________________________________
Witness my hand and seal of the corporation or organization this________________day of________, 19_______

_____________________________________   _____________________________________
*Secretary-Clerk                        Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

MIDWEST TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000


OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

                                          TABLE OF CONTENTS

Expense Information. . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . .
Subaccounting Services . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                             PROSPECTUS
                                                             February 1, 1997

                                  Midwest Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND

         The Adjustable Rate U.S. Government Securities Fund (the "Fund"), a separate series of Midwest Trust, seeks high current income, consistent with lower volatility of principal, by investing primarily in mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed by the United States Government, its agencies or instrumentalities.

         The Fund offers two classes of shares: Class A shares (sold subject to a maximum 2% front-end sales load and a 12b-1 fee of up to .35% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

         Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments after consultation with Hanover Capital Advisors Inc. (see "Operation of the Fund").

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated February 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:

Nationwide (Toll-Free) . . . . . . . . . . . . . .  800-543-0407
Cincinnati   . . . . . . . . . . . . . . . . . . .  513-629-2050
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
                                                       Class A       Class C
Shareholder Transaction Expenses                       Shares        Shares
--------------------------------                       -------       ------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). .  . . . . . .     2%           None
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price). . . .     None*        1%
Sales Load Imposed on Reinvested Dividends. . . . .     None         None
Exchange Fee. . . . . . . . . . . . . . . . . . . .     None         None
Redemption Fee. . . . . . . . . . . . . . . . . . .     None**       None**
Check Redemption Processing Fee (per check):
  First Six Checks per Month . . . . . . . . . .  .     None         None
  Additional Checks per Month. . . . . . . . . .  .     $0.25        $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

                                            Class A      Class C
                                            Shares       Shares
Management Fees After Waivers(A)              .00%          .00%
12b-1 Fees(B)                                 .11%          .01%
Other Expenses After Reimbursements(C)        .64%         1.39%
                                              ----         -----
Total Fund Operating Expenses After Waivers   .75%         1.40%
and Expense Reinbursements(D)                 ====         =====


(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended September 30, 1996.
(B) Class A shares may incur 12b-1 fees in an amount up to .35% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent expense reimbursements by the Adviser, other expenses would have been .85% and 7.07% for Class A and Class C shares, respectively, for the fiscal year ended September 30, 1996.
(D) Absent waivers of management fees and expense reimbursements by the Adviser, total Fund operating expenses would have been 1.46% and 7.58% for Class A and Class C shares, respectively, for the fiscal year ended September 30, 1996.

         The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year except that other expenses for Class C shares of the Fund have been restated to reflect an anticipated decrease in the amount of expense reimbursements to be made by the Adviser during the current fiscal year. The Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Example
You would pay the  following
expenses on a $1,000  investment,
assuming (1) 5% annual return and
(2) redemption at the
end of each time period:                         Class A Shares  Class C Shares
                                                 --------------  --------------
                                          1 Year        $ 28            $ 24
                                          3 Years         43              44
                                          5 Years         61              77
                                          10 Years        111             168

FINANCIAL HIGHLIGHTS

         The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Per Share Data for a Share Outstanding Throughout Each Period - Class A

=================================================================================================================
                                                       YEAR           YEAR            YEAR          PERIOD
                                                       ENDED          ENDED           ENDED          ENDED
                                                     SEPT. 30,      SEPT. 30,       SEPT. 30,      SEPT. 30,
                                                       1996           1995            1994          1993(A)
------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period ........   $       9.78    $       9.82    $     10.01    $     10.00
                                                  ------------   --------------  -------------  --------------
Income from investment operations:
   Net investment income ......................           0.57            0.55           0.39           0.28
   Net realized and unrealized gains (losses)
     on investments                                       0.03           (0.04)         (0.18)          0.01
                                                  ------------   --------------  -------------  --------------
Total from investment operations ..............           0.60            0.51           0.21           0.29
                                                  ------------   --------------  -------------  --------------
Less distributions:
   Dividends from net investment income........          (0.57)          (0.55)        (0.39)          (0.28)
   Distributions from net realized gains.......             --              --         (0.01)              -
                                                  ------------   --------------  -------------  --------------
Total distributions ...........................          (0.57)          (0.55)        (0.40)          (0.28)
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period ..............   $       9.81    $       9.78    $      9.82    $     10.01
                                                  ============   ==============  =============  ==============

Total return(B) ...............................          6.32%           5.33%           2.09%          4.56%(D)
                                                  ============   ==============  =============  ==============


Net assets at end of period (000's) ...........   $     11,732    $     20,752    $    37,572    $    24,400
                                                  ============   ==============  =============  ==============

Ratio of expenses to average net assets(C) ....          0.75%           0.75%          0.68%          0.22%(D)

Ratio of net investment income to average net assets     5.91%           5.57%          3.91%          4.17%(D)

Portfolio turnover rate .......................            44%            115%            81%           170%(D)
- -------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of Class A shares (February 10, 1993) through September 30, 1993.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.46%, 1.21%, 0.78% and 1.18%(D) for the periods ended September 30, 1996, 1995, 1994 and 1993, respectively.
(D) Annualized.


 Per Share Data for a Share Outstanding Throughout Each Period-Class C
===================================================================================================================

                                                                                  YEAR             PERIOD
                                                                                  ENDED             ENDED
                                                                                SEPT. 30,         SEPT. 30,
                                                                                  1996             1995(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..................................    $        9.78     $        9.76
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income ................................................             0.52              0.22
   Net realized and unrealized gains on investments .....................             0.03              0.02
                                                                             --------------   ---------------
Total from investment operations ........................................             0.55              0.24
                                                                             --------------   ---------------

Less distributions:
   Dividends from net investment income..................................            (0.52)            (0.22)
                                                                             --------------   ---------------
Total distributions .....................................................            (0.52)            (0.22)
                                                                             --------------   ---------------

Net asset value at end of period ........................................    $        9.81     $        9.78
                                                                             ==============   ===============

Total return(B) .........................................................             5.77%             5.87%(D)
                                                                             ==============   ===============

Net assets at end of period (000's) .....................................    $         629     $          86
                                                                             ==============   ===============

Ratio of expenses to average net assets(C) ..............................            1.24%             1.24%(D)

Ratio of net investment income to average net assets ....................            5.17%             5.38%(D)

Portfolio turnover rate .................................................              44%              115%(D)

--------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of Class C shares (May 1, 1995) through September 30, 1995.
(B) The total returns shown do not include the effect of applicable sales loads.
(C Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 7.58% and 18.84%(D) for the periods ended September 30, 1996 and 1995, respectively.
(D) Annualized.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a series of Midwest Trust (the "Trust"). The Fund seeks high current income, consistent with lower volatility of principal. The Fund seeks to achieve its investment objective by investing primarily in mortgage-related securities created from pools of adjustable rate mortgages which are guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in adjustable rate mortgage securities which have interest rates that are reset at periodic intervals and which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. It is anticipated that by investing primarily in mortgage-related securities which have variable rates of interest, the Fund will achieve a less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage-related securities paying a fixed rate of interest. Mortgage-related securities eligible for purchase by the Fund are described below.

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. Mortgage-related securities and other debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related U.S. Government obligations may affect the value of, and the return on an investment in, such securities.

         In addition to mortgage-related securities, the Fund may invest in all types of U.S. Government obligations (described below). For defensive or liquidity purposes, the Fund may temporarily hold up to 10% of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits) or repurchase agreements collateralized by U.S. Government obligations.

         It is the current policy of the Fund to limit its investments and transactions to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to permit the Fund to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

         MORTGAGE-RELATED U.S. GOVERNMENT OBLIGATIONS. Mortgage-related U.S. Government obligations include GNMA Certificates, FHLMC Certificates and FNMA Certificates.

         GNMA Certificates are U.S. Government obligations guaranteed by the Government National Mortgage Association (the GNMA) and are mortgage-backed securities representing part ownership of a pool of mortgage loans. The pool of mortgage loans underlying the GNMA Certificates is assembled by the issuer, usually a private mortgage lender. The loans in the pool, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. The Fund will invest only in GNMA Certificates of the pass-through type. This type of GNMA Certificate entitles the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. In addition, the timely payment of interest and principal on this type of GNMA Certificate is guaranteed by the GNMA, even in the event of the foreclosure of underlying mortgage loans. The GNMA guarantee is backed by the full faith and credit of the United States. However, shares of the Fund are not guaranteed or backed by either the GNMA or the United States Government.

         FHLMC Certificates are U.S. Government obligations guaranteed by the Federal Home Loan Mortgage Corporation (the FHLMC). As with GNMA Certificates, FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. The FHLMC generally purchases such mortgage loans from those lenders insured by the Federal Deposit

Insurance Corporation, or Federal Housing Administration mortgagees approved by the Department of Housing and Urban Development. The securities and guarantees of the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

         FNMA Certificates are U.S. Government obligations guaranteed by the Federal National Mortgage Association (the FNMA). The FNMA is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases residential mortgages from a list of approved sellers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through securities issued by the FNMA are not backed by the full faith and credit of the United States, although the Secretary of the Treasury of the United States has discretionary authority to lend the FNMA up to $2.25 billion outstanding at any time.

         Prepayments of and payments on foreclosures of mortgage loans underlying a mortgage-related security are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. The mortgage loans underlying a mortgage-related security may be prepaid at any time without penalty. If a prepayment of a mortgage loan underlying a particular mortgage-related security occurs, the return to the Fund may be lower if the Fund acquired the security at a premium over par or higher if the Fund acquired the security at a discount from par. In addition, prepayments of mortgage loans underlying a particular mortgage-related security held by the Fund will reduce the market value of the security to the extent the market value of the security at the time of prepayment exceeds its par value. In periods of declining mortgage interest rates, prepayments may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance outstanding mortgages at lower interest rates. In general, a decline in interest rates will cause the net asset value of the Fund to increase to the extent that prepayments do not occur, while a rise in interest rates will cause the net asset value of the Fund to decrease.

         Most of the pass-through mortgage securities in which the Fund invests will be adjustable rate mortgage securities ("ARMS"). ARMS are collateralized by adjustable rather than fixed-rate mortgages. The ARMS in which the Fund invests are actively traded. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of fixed-rate mortgage securities and ARMS tend to experience lower rates of prepayment of principal than fixed-rate mortgage securities. However, ARMS are also less likely than fixed-rate mortgage securities of comparable quality and maturity to increase significantly in value during periods of declining interest rates.

         The adjustable interest rate feature of the mortgages underlying ARMS will generally act as a buffer to reduce sharp changes in the Fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underling ARMS are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed-rate debt securities. However, during the periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

         The underlying mortgages which collateralize the ARMS in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

         U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the GNMA, the FNMA, the FHLMC, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution
Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

         The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Other Investment Techniques

         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         DELAYED SETTLEMENT TRANSACTIONS. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for the Fund, a segregated account of cash or U.S. Government obligations of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or U.S. Government obligations will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's commitments to purchase when- issued obligations and securities on a to-be-announced basis. The Fund's purchase of securities on a when-issued or to-be- announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES

         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Midwest Group Financial Services, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Adjustable Rate U.S. Government Securities Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to redeem shares by check, to redeem or exchange shares by telephone or to use the automatic withdrawal plan as to those shares. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to MGF Service Corp. at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Adjustable Rate U.S. Government Securities Fund."

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

Sales Load Alternatives

         The Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Fund purchased prior to May 2, 1995 are Class A shares.

         The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

         As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

         Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 2% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 3 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 3 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

         In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Midwest Group during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares

         Class A shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF
Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of Class A shares applicable to investors whose accounts are opened after January 31, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.
                                                      Dealer
                                                     Reallowance
                               Sales Load as % of:   as % of
                                  Public    Net       Public
                                Offering    Amount    Offering
Amount of Investment              Price    Invested    Price

Less than $100,000                 2.00%      2.04%     1.80%
$100,000 but less than $250,000    1.50%      1.52%     1.35%
$250,000 but less than $500,000    1.00%      1.01%      .90%
$500,000 but less than $1,000,000   .75%       .76%      .65%
$1,000,000 or more                 None*      None*

Investors whose accounts were opened prior to February 1, 1995 are subject to a different table of sales loads as follows:

                                                        Dealer
                                                        Reallowance
                                  Sales Load as % of:   as % of
                                  Public      Net       Public
                                  Offering   Amount    Offering
Amount of Investment              Price     Invested    Price

Less than $500,000                 1.00%      1.01%      1.00%
$500,000 but less than $1,000,000   .75%       .76%       .75%
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other Midwest Group funds. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other Midwest Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Midwest Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact MGF Service Corp. for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Adjustable Rate U.S. Government Securities Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

         In addition, Class A shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of municipal fund advisers, public finance investment specialists, municipal reinvestment brokers, authorities and trustees may purchase Class A shares of the Fund at net asset value if the permitted investment section of the trust indenture can be interpreted with an accompanying opinion by the issuer or trustee counsel.

         Clients of investment advisers and financial planners may also purchase Class A shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify MGF Service Corp. that an investment qualifies as a purchase at net asset value.

         Trustees, directors, officers and employees of the Trust, the Adviser or MGF Service Corp., including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another Midwest Group fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact MGF Service Corp. for additional information concerning purchases at net asset value or at reduced sales loads.

         Class C Shares

         Class C shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to

4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                           Year Since Purchase    Contingent Deferred
                           Payment was Made           Sales Load
                              First Year                      1%
                              Thereafter                     None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads  imposed on  redemptions  are paid to the Adviser.  The
Adviser   intends  to  pay  a  commission  of  1%  of  the  purchase  amount  to participating brokers at the time the investor purchases Class C shares.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES

         Contact MGF Service Corp. (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans

         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         Reinvestment Privilege

         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES

         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares of the Fund purchased at net asset value. See "How to Purchase Shares."

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds from your account will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, MGF Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

         Shareholders should be aware that writing a check (a redemption of shares) is a taxable event. Shares for which certificates have been issued may not be redeemed by check.

         THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

         If a certificate for shares of the Fund was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

         Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other.

         Class A shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         Class C shares of the Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust      Midwest Strategic Trust
 Tax-Free Money Fund              *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund         *Equity Fund
 California Tax-Free Money Fund   *Utility Fund
 Royal Palm Florida Tax-Free      *Treasury Total Return Fund
   Money Fund
*Tax-Free Intermediate Term Fund  Midwest Trust
*Ohio Insured Tax-Free Fund        Short Term Government Income Fund
                                   Institutional Government Income Fund
                                  *Intermediate Term Government Income
                                      Fund
                                  *Adjustable Rate U.S. Government
                                      Securities Fund
                                  *Global Bond Fund

         You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS

         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -       income distributions and capital gains
                              distributions reinvested in additional
                              shares.

         Income Option -      income distributions and short-term capital
                              gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash OPtion -        income distributions and capital
                              gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to MGF Service Corp. for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify MGF Service Corp. that a distribution is being reinvested pursuant to this provision.

TAXES

         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND

         The Fund is a diversified series of Midwest Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to four other series of the Trust, six series of Midwest Group Tax Free Trust and four series of Midwest Strategic Trust. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         Hanover Capital Advisors Inc., 90 West Street, New York, New York ("Hanover"), reviews the Fund's portfolio holdings and overall investment strategies pursuant to a Subadvisory Agreement among the Trust, the Adviser and Hanover. The Adviser retains Hanover to recommend securities to be purchased for the Fund and to confer with the Adviser regarding the credit and maturity guidelines for investments in the Fund's portfolio. The Adviser pays Hanover a fee equal to the annual rate of .25% of the average value of the Fund's daily net assets up to $50 million; .225% of such assets from $50 million to $150 million; .2% of such assets from $150 to $250 million; and .1875% of such assets in excess of $250 million. The fee paid to Hanover is subject to reduction in the event the Adviser waives or reimburses any portion of its advisory fee in order to reduce the operating expenses of the Fund. Hanover is a subsidiary of Hanover Capital Partners Ltd., the controlling shareholders of which are John A. Burchett and George J. Ostendorf.

         Scott Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since March 1996. Mr. Weston was previously employed by Adex International, Inc. as a cost control manager. Irma N. Tavares, Vice President of Hanover, is primarily responsible for fulfilling Hanover's contractual obligations to the Adviser. Ms. Tavares, who has been employed by Hanover since 1989, has been assisting in the management of the Fund's portfolio since its inception in February 1993.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

         The Adviser and MGF Service Corp. are each a wholly-owned
subsidiary  of  Leshner  Financial,  Inc.,  of which  Robert H.  Leshner  is the controlling  shareholder.  Pursuant  to an  agreement  dated  December  10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending. Following the Acquisition, the Subadvisory Agreement among the Trust, the Adviser and Hanover, will terminate and Hanover will no longer provide advisory services to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.


DISTRIBUTION PLANS

         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class A Plan") under which Class A shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class A Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. For the fiscal year ended September 30, 1996, Class A shares of the Fund paid $3,119 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Class A Plan is .35% of the Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL. Pursuant to the Plans, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

ACCOUNT APPLICATION
Please mail account application to:
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

ADJUSTABLE RATE U.S.
GOVERNMENT SECURITIES FUND
o  A SHARES (27)
o  C SHARES (10)
ACCOUNT NO. __________________
           (For Fund Use Only)

   FOR BROKER/DEALER USE ONLY
   Firm Name:_____________________________________
   Home Office Address:___________________________
   Branch Address:________________________________
   Rep Name & No.:________________________________
   Rep Signature:_________________________________
- --------------------------------------------------------------------
Initial Investment of $_____________________($1,000 Minimum)

o  Check or draft enclosed payable to the Fund.
o  Bank Wire From:_________________________________________________
o  Exchange From:__________________________________________________
                 (Fund Name)           (Fund Account Number)

ACCOUNT NAME                                    S.S. #/TAX L.D.#
____________________________________________    ___________________
Name of Individual, Corporation,               (In case of custodial
Organization, or Minor, etc.                    account please list
                                                minor's S.S.#)

____________________________________________    Citizenship: o U.S.
Name of Joint Tenant, Partner, Custodian                     o Other

ADDRESS                                         PHONE

____________________________________________    (    )______________
Street or P.O. Box                              Business Phone

____________________________________________    (    )______________
City                   State        Zip         Home Phone

Check Appropriate Box:   o Individual
o Joint Tenant (Right of survivorship presumed)   o Partnership
o Corporation   o Trust   o Custodial   o Non-Profit   o Other

Occupation and Employer Name/Address________________________________

Are you an associated person of an NASD member?   o  Yes     o  No
- --------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue
  Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer
  Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
- --------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o  Income Option  -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
- --------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below.

NOTE: For wire redemptions, the indicated bank should be a commercial bank. PLEASE ATTACH A VOIDED CHECK FOR THE ACCOUNT.

Bank Account Number___________  Bank Routing Transit Number________

Name of Account Holder_____________________________________________

Bank Name_____________________  Bank Address_______________________
                                             City             State

o  CHECKWRITING (A signature card must be completed)

 ...to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my
(our) shares of the Trust.   I (we) agree to be bound by the Rules
and Regulations for the Midwest Group Pay Through Draft Account as such Rules and Regulations may be amended from time to time
- --------------------------------------------------------------------
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of the Midwest Group of Funds.

ACCOUNT NUMBER/NAME              ACCOUNT NUMBER/NAME
______________________________   __________________________________

______________________________   __________________________________

Letter of Intent: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o l agree to the Letter of Intent in the current Prospectus of Midwest Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of the Midwest Group of Funds at least equal to (check appropriate box):

o $100,000   o  $250,000   o $500,000   o  $1,000,000
- --------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release
MGF Service Corp., Midwest Trust, Midwest Group Financial Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.
The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

________________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.


________________________________________________________________
Signature of Joint Owner, if Any


___________________________________________________     ___________
Title of Corporate Officer, Trustee, etc.               Date

NOTE:   CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE
THE RESOLUTION FORM ON THE REVERSE SIDE.

UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL
AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
- --------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)

The Automatic Investment Plan is available for all established accounts of Midwest Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________per month in the Fund.

ABA Routing Number__________________

____________________________________
FI Account Number

o  Checking Account
o  Savings Account

____________________________________
Name of Financial Institution (FI)

____________________________________
City                          State

Please make my automatic investment on:

o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day

X_____________________________________  X___________________________
(Signature of Depositor EXACTLY as       (Signature of Joint
it appears on FI Records)                 Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
  In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:
  MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount.  MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the
Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
- --------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND) This is an authorization for you to withdraw $___________________ from my mutual fund account beginning the last business day of the month of _____________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:_________________.

Please Select Payment Method (Check One):

o EXCHANGE:  Please exchange the withdrawal proceeds into another
  Midwest account number:  ____  ____  --  ____  ____  ____  ____
____  ____  --  ____

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

  PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

_________________________________   ______________________________
Bank Name                           Bank Address
_________________________________   ______________________________
Bank ABA#         Account #         Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________

Please send to:___________________________________________________
               Street address              City       State  Zip
- --------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)

RESOLVED: That this corporation or organization become a shareholder of the Adjustable Rate U.S. Government Securities Fund (the Fund) and that___________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)

FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by
____________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                          CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


___________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of___________________________
                                          (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _____________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

   NAME                                TITLE

_________________________________   ______________________________

_________________________________   ______________________________

_________________________________   ______________________________

Witness my hand and seal of the corporation or organization this____________________________________day of_______________________________________, 19_______


_________________________________   ______________________________
 *Secretary-Clerk                   Other Authorized Officer
                                    (if required)
*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

MIDWEST TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000


OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS

Expense Information . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . . . . . . . . . . . . . .
Investment Objective and Policies . . . . . . . . . . .
How to Purchase Shares. . . . . . . . . . . . . . . . .
Shareholder Services. . . . . . . . . . . . . . . . . .
How to Redeem Shares. . . . . . . . . . . . . . . . . .
Exchange Privilege. . . . . . . . . . . . . . . . . . .
Dividends and Distributions . . . . . . . . . . . . . .
Taxes . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund . . . . . . . . . . . . . . . . .
Distribution Plans. . . . . . . . . . . . . . . . . . .
Calculation of Share Price and Public Offering Price. .
Performance Information . . . . . . . . . . . . . . . .



No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                           PROSPECTUS
                                                           February 1, 1997

                                  Midwest Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                GLOBAL BOND FUND

         The Global Bond Fund (the "Fund"), a separate series of Midwest Trust, seeks high total return, through both income and capital appreciation. The Fund invests primarily in high-grade domestic and foreign fixed-income securities.

         The Fund is a non-diversified series and may invest a significant percentage of its assets in a single issuer. Therefore, an investment in the Fund may be riskier than an investment in other types of mutual funds.

     The Fund offers two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a 12b-1 fee of up to
 .35% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

         Rogge Global Partners plc (the "Adviser") manages the Fund's investments under the supervision of Midwest Group Financial Services, Inc. (the "Manager"). See "Operation of the Fund."

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional
Information dated February 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-----------------------------------------------------------------

For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . .  800-543-0407
Cincinnati   . . . . . . . . . . . . . . . . . . .  513-629-2050

-------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
                                                        Class A     Class C
                                                        Shares      Shares
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . .           4%           None
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price).           None*         1%
Sales Load Imposed on Reinvested Dividends. .           None          None
Exchange Fee. . . . . . . . . . . . . . . . .           None          None
Redemption Fee. . . . . . . . . . . . . . . .           None**        None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Manager to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

                                                            Class A    Class C
                                                            Shares     Shares
                                                            -------    -------
Management Fees After Waivers(A) .....................       .67%       .67%
12b-1 Fees(B) ........................................       .03%       .43%
Other Expenses After Reimbursements ..................       .65%(C)    .90%
Total Fund Operating Expenses After ..................      1.35%      2.00%
  Waivers and Expense Reimbursements(D)

(A) Absent waivers of management fees, such fees would have been .70% for the fiscal year ended September 30, 1996.
(B) Class A shares may incur 12b-1 fees in an amount up to .35% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent expense reimbursements by the Manager, other expenses would have been .77% for Class A shares for the fiscal year ended September 30, 1996.
(D) Absent waivers of management fees and expense reimbursements by the Manager, total Fund operating expenses would have been 1.50% and 2.03% for Class A and Class C shares, respectively, for the fiscal year ended September 30, 1996.


      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. The Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Example
You would pay the following expenses on
a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the     Class A          Class C
end of each time period:                    Shares           Shares
                        1 Year             $  53             $ 30
                        3 Years               81               63
                        5 Years              111              108
                       10 Years              196              233

    FINANCIAL HIGHLIGHTS

      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Per Share Data for a Share Outstanding Throughout Each Period

                                                        CLASS A                    CLASS C
                                                 Year Ended   Period Ended    Year Ended  Period Ended
                                                  Sept. 30,    Sept. 30,       Sept. 30,    Sept. 30,
                                                    1996       1995(A)          1996         1995(A)
                                                    ----        ----            ----         ----

Net asset value at beginning of period...............10.64    $10.00            $10.59     $10.00
                                                     -----    ------            ------     ------
Income from investment operations:
   Net investment income.........................     0.57      0.35              0.51       0.38
   Net realized and unrealized gains (losses)  on
     investments and foreign currency.............   (0.05)     0.64             (0.08)      0.57
                                                      -----     ----            ------       ----
Total from investment operations..................... 0.52      0.99              0.43       0.95
                                                      ----      ----            ------      -----

Less distributions:
   Dividends from net investment income..............(0.13)   (0.35)              (0.10)    (0.36)
                                                     ------   ------            ------      ------
Total distributions................................. (0.13)   (0.35)              (0.10)    (0.36)
                                                     ------   -------           -------     ------

Net asset value at end of period...................  $11.03   $10.64             $10.92    $10.59
                                                     ======   ======              ======   ======

Total return(B).....................................   4.88%   14.89%(D)          4.10%   14.25%(D)
                                                     =======  ========           =======   ======
Net assets at end of period (000's)................   $12,841  $13,297           $5,847    $4,518
                                                      =======  =======           =======   =======

Ratio of expenses to average net assets(C)........... 1.35%    1.33%(D)           2.00%     1.98%(D)

Ratio of net investment income to average
     net assets...................................... 4.97%    4.30%(D)           4.34%    3.70%(D)

Portfolio turnover rate .............................. 235%     130%(D)            235%     130%(D)

(A)    Represents the period from initial public offering of shares (February 1,1995) through September 30, 1995.
(B)    The total  returns  shown do not include the effect of  applicable  sales loads.
(C)    Absent fee waivers and expense  reimbursements by the Manager, the ratios of expenses to average net assets would have been 1.50% and 2.47%(D) for Class A shares and 2.03% and  3.45%(D) for Class C shares for the periods ended September 30, 1996 and 1995, respectively.
(D)    Annualized.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The Fund is a series of Midwest Trust (the "Trust"). The Fund seeks high total return, through both income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in high-grade domestic and foreign fixed-income securities. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Under  normal  circumstances,  at least 65% of the Fund's  total assets
will  be  invested  in  domestic  and  foreign  bonds  issued  by   governments,
corporations and supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community. Bonds are viewed by the Fund to include fixed-income securities of any maturity. Investments of the Fund will be geographically concentrated in the countries included in the Salomon Brothers World Government Bond Index: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. Under normal market conditions, investments will be made in a minimum of three countries, one of which may be the United States. For temporary defensive purposes, the Fund may invest in securities of only one country, including the United States. The Fund may invest in non-U.S. dollar denominated securities. The Fund may utilize a variety of currency hedging techniques in order to reduce volatility resulting from currency exchange rate fluctuations.

         The Fund may invest up to 10% of its total assets in global bonds issued by emerging countries. The emerging countries in which the Fund may invest currently include Argentina, Brazil, Chile, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Singapore, Thailand and Venezuela. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Adviser believes that investments in bonds issued in emerging countries offer the opportunity for significant long-term investment returns; however, these investments involve certain risks.

         The Fund may engage in various hedging techniques to seek to hedge all or a portion of its assets against market value changes resulting from changes in security prices, interest rates, currency exchange rates or other factors that affect the value of the Fund's portfolio. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The hedging techniques which may be used by the Fund include buying and selling put and call options, buying and selling futures contracts and entering into forward currency exchange contracts.

         It is anticipated that under normal circumstances the Fund's dollar-weighted average maturity will be ten years or less, although the Fund may invest in securities of any maturity, provided that such obligations meet the Fund's quality standards. The Fund's quality standards limit its investments to those rated within the three highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa or A), Standard & Poor's Ratings Group (AAA, AA or A) or Fitch Investors Services, Inc. (AAA, AA or A), or unrated securities determined by the Adviser to be of comparable quality.

         For defensive purposes, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, domestic and foreign Government obligations having a maturity of less than one year or repurchase agreements. The Fund's quality standards limit its investments in short-term obligations to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of Moody's, Standard & Poor's and Fitch ratings.

         It is anticipated that by investing in a portfolio of foreign fixed-income securities in markets that have historically had a low correlation with the U.S. fixed-income market (when considering the aggregate impact of both fluctuations in currencies and interest rates), the Fund will achieve a less volatile net asset value than is characteristic of mutual funds that invest primarily in fixed-income obligations of a single market denominated in a single currency. The decision to invest in a given bond market is normally made in tandem with the decision to invest in the related currency. Generally, the factors used to determine the relative attractiveness of one market (currency) versus another are long-term in nature and, therefore, the core structure of the Fund's portfolio will remain relatively stable over time. In order to reduce the volatility of short-term investment returns, short-term currency risk is managed through currency hedging.

Hedging Techniques

         Unless otherwise indicated, the Fund's Adviser may engage in the following hedging techniques to seek to hedge all or a portion of the Fund's assets against market value changes resulting from changes in securities prices, interest rates and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

         PUT AND CALL OPTIONS. The Fund may write (sell) covered put and call options as a means of enhancing its return and may buy put and call options written by others covering securities, futures contracts and foreign currencies to attempt to provide protection against the adverse effects of anticipated changes in the prices of such instruments. The Fund may write covered call options as a means of enhancing its return through the receipt of premiums when the Adviser determines that the underlying securities, futures contracts or foreign currencies have achieved their potential for appreciation. However, by writing such options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security, futures contract or foreign currency above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security, futures contract or foreign currency. If this occurred, the option could be exercised and the underlying instrument would then be sold to the Fund at a higher price than its then current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities, futures contracts or foreign currencies. The purchase of a put option protects the value of portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, futures contract or foreign currency increased by an amount greater than the premium paid. It would realize a loss if the price of the security, futures contract or foreign currency decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options the Fund will be required to segregate cash and/or liquid high-grade debt securities to meet its obligations. When writing call options the Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or short-term high quality securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

         FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in interest rates, securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's Adviser may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

         FORWARD CURRENCY EXCHANGE CONTRACTS. When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

Risk Factors

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, foreign exchange conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal.

         The Fund may invest in securities which are rated at the time of purchase within the three highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. The lower rating also reflects a greater possibility that changing circumstances may impair the ability of the issuer to make timely payments of interest and principal. In addition, securities with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

        The Fund is a non-diversified fund under the Investment
Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         INVESTMENTS IN FOREIGN OBLIGATIONS. Where investments in foreign obligations are made in currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates, currency restrictions and in exchange control regulations. While the Fund will attempt to hedge against fluctuations in exchange rates between the U.S. dollar and other currencies in which the Fund invests, the Fund may nevertheless incur losses from currency translation effects. Generally, an increase in the value of a foreign currency versus the U.S. dollar will have a positive effect on the Fund's return while a decline in the value of a foreign currency versus the U.S. dollar will have a negative impact on the Fund. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, less governmental supervision of securities markets, reduced publicly available information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Moreover, obligations issued by many foreign companies may be less liquid and their prices more volatile than obligations issued by U.S. companies. The settlement practices in foreign countries may include delays and subject the Fund to risk of loss not customary in U.S. markets. Investment in foreign obligations may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

         EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         CURRENCY EXPOSURE.  Because of exchange rate movements, the net asset value of the Fund is likely to be more volatile than funds which invest only in U.S. dollar-denominated securities. As the U.S. dollar strengthens relative to a given foreign currency, the value of a portfolio security denominated in that currency will fall. Conversely, when the U.S. dollar weakens relative to a currency, the value of a portfolio security in that currency will rise. Therefore, the greater the level of a fund's currency exposure, the greater its risk and return potential. By actively managing currency exposure, the Adviser attempts to insulate portfolios from the effect of currency fluctuations, or profit from them. There is, of course, no guarantee the Adviser will be successful in this regard.

         HEDGING TECHNIQUES. The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

         Transactions in options involve special risks. The Fund may not be able to enter into a closing transaction to cancel its obligations with respect to the options it has written or purchased. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Other Investment Techniques

         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         U.S. GOVERNMENT OBLIGATIONS.  "U.S. Government obligations"
include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. Other U.S. Government obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

         DELAYED SETTLEMENT TRANSACTIONS. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for the Fund, a segregated account of cash, U.S. Government obligations or other liquid high-grade debt obligations of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's commitments to purchase when-issued obligations and securities on a to-be-announced basis. The Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These policies do not preclude the Fund from entering into reverse repurchase transactions (see below), provided that the Fund has asset coverage of 300% of all its reverse repurchase commitments pursuant to such transactions and all other outstanding borrowings of the Fund. Borrowings of the Fund, including its current obligations under reverse repurchase agreements, will not exceed one-third of the current market value of the Fund's total assets (less all its liabilities other than obligations under reverse repurchase agreements and other borrowings).

         Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         REVERSE REPURCHASE TRANSACTIONS. The Fund may enter into reverse repurchase transactions. A reverse repurchase transaction involves the sale of a money market instrument held by the Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase transaction to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         The Fund will enter into a reverse repurchase transaction only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act of

1940, reverse repurchase transactions may be considered to be borrowings by the seller. The Fund may not enter into a reverse repurchase transaction if, as a result, its current obligations under such agreements and all of its other outstanding borrowings would exceed one-third of the current market value of the Fund's total assets (less all its liabilities other than obligations under such agreements and other borrowings). The Fund may enter into reverse repurchase transactions with banks or broker-dealers. Entry into such transactions requires the creation and maintenance of a segregated account with the Fund's Custodian consisting of cash and/or liquid high-grade debt obligations.

         The Fund may also enter into reverse repurchase transactions in order to hedge against a possible decline in the value of the foreign currency in which a debt security is denominated. In these transactions, the Fund sells a debt security denominated in a foreign currency for delivery in the current month and simultaneously contracts to repurchase the same security on a specified future date. The foreign currency cash proceeds from the sale of the debt security are then converted into U.S. dollars. Thus, as a result of the transaction, the Fund continues to be subject to fluctuations in the value of the security, but not to fluctuations in the value of the currency in which the security is denominated. Because these reverse repurchase transactions are entered into to hedge foreign currency risk and not for leverage purposes, they will not be treated as borrowing for purposes of the Fund's investment restriction concerning borrowing.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. The portfolio turnover of the Fund may be greater than that of many other mutual funds. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

HOW TO PURCHASE SHARES

         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Midwest Group Financial Services, Inc. (the "Manager"). You may also make a direct initial investment by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Global Bond Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to exchange shares by telephone or to use the automatic withdrawal plan as to those shares. The Trust and the Manager reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to MGF Service Corp. at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Global Bond Fund."

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         Sales Load Alternatives

         The Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans."

         The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

         As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

         Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 5 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 5 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

         In addition to the compensation otherwise paid to securities dealers, the Manager may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Midwest Group during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares

         Class A shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Manager by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Manager by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF
Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

          The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.
                                                      Dealer
                                                      Reallowance
                                 Sales Load as % of:  as % of
                                Public       Net      Public
                                Offering    Amount    Offering
Amount of Investment              Price    Invested    Price

Less than $100,000                 4.00%      4.17%     3.60%
$100,000 but less than $250,000    3.50       3.63      3.30
$250,000 but less than $500,000    2.50       2.56      2.30
$500,000 but less than $1,000,000  2.00       2.04      1.80
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Manager to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Manager may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Manager retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Manager to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other Midwest Group funds. Dealers should contact the Manager concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other Midwest Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Midwest Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

          REDUCED SALES LOAD.   A "purchaser" (defined below) may use the
Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Manager with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Manager pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Manager are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact MGF Service Corp. for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Manager. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Global Bond Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

         In addition, Class A shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Manager, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase Class A shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Manager.
The  investment  adviser or financial  planner must notify MGF Service
Corp. that an investment qualifies as a purchase at net asset value.

         Trustees, directors, officers and employees of the Trust, the Manager, the Adviser or MGF Service Corp., including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Manager and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Manager and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another Midwest Group fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact MGF Service Corp. for additional information concerning purchases at net asset value or at reduced sales loads.

Class C Shares

         Class C shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Manager by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Manager by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                  Year Since Purchase            Contingent Deferred
                  Payment was Made                  Sales Load

                     First Year                            1%
                     Thereafter                           None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads  imposed on  redemptions  are paid to the Manager.  The
Manager   intends  to  pay  a  commission  of  1%  of  the  purchase  amount  to participating brokers at the time the investor purchases Class C shares.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES

         Contact MGF Service Corp. (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans

         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         Reinvestment Privilege

         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES

         You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

         If a certificate for the shares was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         The Trust and MGF Service Corp. will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

         Shares of the Fund and of any other fund of the Midwest Group of Funds may be exchanged for each other.

         Class A shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         Class C shares of the Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust          Midwest Strategic Trust
 Tax-Free Money Fund                 *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund            *Equity Fund
 California Tax-Free Money Fund      *Utility Fund
 Royal Palm Florida Tax-Free         *Treasury Total Return Fund
    Money Fund
*Tax-Free Intermediate Term Fund     Midwest Trust
*Ohio Insured Tax-Free Fund          Short Term Government Income Fund
                                     Institutional Government Income Fund
                                     *Intermediate Term Government Income
                                        Fund
                                     *Adjustable Rate U.S. Government
                                        Securities Fund
                                     *Global Bond Fund

         You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS

         The Fund expects to distribute substantially all of its net investment income and any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -         income distributions and capital gains
                                distributions reinvested in additional
                                shares.

         Income Option -        income distributions and short-term capital
                                gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -          income distributions and capital
                                gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to MGF Service Corp. for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify MGF Service Corp. that a distribution is being reinvested pursuant to this provision.

TAXES

         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the Fund will comply with such limits, the Fund's extensive use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND

         The Fund is a non-diversified series of Midwest Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Manager"), to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The Manager was organized in 1974 and serves as investment adviser to four other series of the Trust, six series of Midwest Group Tax Free Trust and four series of Midwest Strategic Trust. The Fund pays the Manager a fee equal to the annual rate of .7% of the average value of its daily net assets up to $100 million and .6% of such assets in excess of $100 million.

         Rogge Global Partners plc (the "Adviser"), 5-6 St. Andrew's Hill, London, England, has been retained by the Manager to manage the Fund's investments. The Adviser was organized in 1984 and specializes in global fixed-income management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation, a New York Stock Exchange listed company principally engaged, through affiliated firms in the United States and abroad, in providing institutional investment management services and acquiring institutional investment firms. The Manager (not the Fund) pays the Adviser a fee equal to the annual rate of .35% of the average value of the Fund's daily net assets up to $100 million and .3% of such assets in excess of $100 million.

         Decisions regarding the investment of the Fund's portfolio are made by the Adviser's Global Strategy Group, which is made up of the Adviser's directors of portfolio management: Olaf Rogge, John Graham and Richard Bell. Mr. Rogge is the founder of the Adviser and has been managing global investments for approximately twenty-three years.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, MGF Service Corp. has been retained by the Manager to assist the Manager in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Manager (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Manager serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Manager, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Manager, is Secretary of the Trust.

         The Manager and MGF Service Corp. are each a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Manager or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS

         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class A Plan") under which Class A shares may directly incur or reimburse the Manager for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.


         The annual limitation for payment of expenses pursuant to the Class A Plan is .35% of the Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Manager after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Manager of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Manager in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Manager after the date the Class C Plan terminates. The Manager may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL. Pursuant to the Plans, the Fund may make payments to dealers and other persons, including the Manager and its affiliates, who may be advising investors regarding the purchase, sale or retention of Fund shares. For the fiscal year ended September 30, 1996, Class A shares and Class C shares of the Fund paid $497 and $22,634, respectively, to the Manager to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         Pursuant to the Plans, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business. Obligations held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Trust is not open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using currency exchange rates. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION

         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Salomon Brothers World Government Bond Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Manager's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.

ACCOUNT APPLICATION
Please mail account application to:
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

GLOBAL BOND FUND
o  A SHARES (12)
o  C SHARES (13)

                                        ACCOUNT NO._________________________
                                                      (For Fund Use Only)
                                        FOR BROKER/DEALER USE ONLY
                                        Firm Name:__________________________
                                        Home Office Address:________________
                                        Branch Address:_____________________
                                        Rep Name & No.:_____________________
                                        Rep Signature:______________________

Initial Investment of $__________________ ($1,000 minimum)
o  Check or draft enclosed payable to the Fund.
o  Bank Wire From: _________________________________________________________
o  Exchange From: __________________________________________________________
                  (Fund Name)                          (Fund Account Number)
ACCOUNT NAME                                           S.S. #/TAX L.D.#
__________________________________________________     _____________________
Name of Individual, Corporation, Organization,         (In case of custodial
or Minor, etc.                                         account please list
                                                       minor's S.S.#)

__________________________________________________     Citizenship:
Name of Joint Tenant, Partner, Custodian               o  U.S.
                                                       o  Other

ADDRESS                                                PHONE
__________________________________________________     (             )______
Street or P.O. Box                                     Business Phone
__________________________________________________     (             )______
City                          State     Zip            Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit o Other

Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.

o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

o Cash Option --Income distributions and capital gains distributions paid in cash.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)
RIGHT OF ACCUMULATION: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of the Midwest Group of Funds.

          ACCOUNT NUMBER/NAME                     ACCOUNT NUMBER/NAME
_____________________________________   _____________________________________
_____________________________________   _____________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o l agree to the Letter of Intent in the current Prospectus of Midwest Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ___________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of the Midwest Group of Funds at least equal to (check appropriate box):

          o $100,000     o $250,000     o $500,000     o  $1,000,000

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Trust, Midwest Group Financial Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.

_____________________________________   _____________________________________
    Signature of Individual Owner,         Signature of Joint Owner, if Any
   Corporate Officer, Trustee, etc.

_____________________________________   _____________________________________
     Title of Corporate Officer,                        Date
            Trustee, etc.

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE.

UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Midwest Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_________________   ABA Routing Number_________________________
per month in the Fund.
                                   FI Account Number__________________________

                                   o  Checking Account o  Savings Account
_________________________________
Name of Financial Institution (FI) Please make my automatic investment on:
                                   o  the last business day of each month
_________________________________  o  the 15th day of each month
City                   State       o  both the 15th and last business day

X________________________________  X________________________________
(Signature of Depositor EXACTLY    (Signature of Joint Tenant -
as it appears on FI Records)       if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:

MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of ____________.

Please Indicate Withdrawal Schedule (Check One):
o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:_____________.

Please Select Payment Method (Check One):
o EXCHANGE: Please exchange the withdrawal proceeds into another Midwest account number: ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the
transfer will be completed in  two to three       business days and that there
is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE
_____________________________________________________________________________
Bank Name                         Bank Address
_____________________________________________________________________________
Bank ABA#                         Account #                    Account Name
o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________
Please send to:_______________________________________________________________
                Street address               City           State     Zip

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of Midwest Trust (the Trust) and that __________________________________ is (are)
hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                               CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the
_____________________________________________________________________________
                          (Name of Organization)

incorporated or formed under the laws of_____________________________________
                                                       (State)
and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on __________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

               NAME                                    TITLE
_____________________________________   _____________________________________
_____________________________________   _____________________________________
_____________________________________   _____________________________________

Witness my hand and seal of the corporation or organization this____________________________day of____________________________, 19_______

_____________________________________   _____________________________________
          *Secretary-Clerk              Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

MIDWEST TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000


OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT MANAGER AND UNDERWRITER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

INVESTMENT ADVISER
ROGGE GLOBAL PARTNERS plc
5-6 St. Andrew's Hill
London EC4V 5BY England

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS                            PAGE

Expense Information . . . . . . . . . . . . . . .
Financial Highlights . . . . . . .  . . . . . . .
Investment Objective, Investment
  Policies and Risk Considerations. . . . . . . .
How to Purchase Shares. . . . . . . . . . . . . .
Shareholder Services. . . . . . . . . . . . . . .
How to Redeem Shares. . . . . . . . . . . . . . .
Exchange Privilege. . . . . . . . . . . . . . . .
Dividends and Distributions . . . . . . . . . . .
Taxes . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund . . . . . . . . . . . . . .
Distribution Plans. . . . . . . . . . . . . . . .
Calculation of Share Price and Public
  Offering Price. . . . . . . . . . . . . . . . .
Performance Information . . . . . . . . . . . . .



No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                  MIDWEST TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 1997


                        Short Term Government Income Fund
                    Intermediate Term Government Income Fund
                      Institutional Government Income Fund
                 Adjustable Rate U.S. Government Securities Fund
                                Global Bond Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Midwest Trust dated February 1, 1997. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  Midwest Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                                                          PAGE

THE TRUST .................................................................  3

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS .................................4

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .............................. 6

INVESTMENT LIMITATIONS......................................................19

TRUSTEES AND OFFICERS.......................................................28

THE INVESTMENT ADVISER AND UNDERWRITER......................................30

DISTRIBUTION PLANS . . . . . ...............................................34

SECURITIES TRANSACTIONS.....................................................37

PORTFOLIO TURNOVER..........................................................39

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE........................40

OTHER PURCHASE INFORMATION..................................................42

TAXES.......................................................................44

REDEMPTION IN KIND..........................................................46

HISTORICAL PERFORMANCE INFORMATION..........................................46

PRINCIPAL SECURITY HOLDERS..................................................52

CUSTODIAN...................................................................53

AUDITORS....................................................................53

MGF SERVICE CORP............................................................54

ANNUAL REPORT...............................................................55

THE TRUST

         Midwest Trust (the "Trust"), formerly Midwest Income Trust, was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers five series of shares to investors: the Short Term Government Income Fund (formerly the Short Term Government Fund), the Intermediate Term Government Income Fund (formerly the Intermediate Term Government Fund), the Institutional Government Income Fund (formerly the Institutional Government
Fund), the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and
(iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS

CORPORATE BONDS.

Moody's Investors Service, Inc. provides the following descriptions of its corporate bond ratings:

         Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

         A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's Ratings Group provides the following descriptions of its corporate bond ratings:

         AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

         AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

         A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

CORPORATE NOTES.

Moody's Investors Service, Inc. provides the following descriptions of its corporate note ratings:

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

MIG-3 "Notes which are rated MIG-3 are judged to be of favorable quality. All security elements are accounted for but they are lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established."

Standard & Poor's Ratings Group provides the following descriptions of its corporate note ratings:

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

SP-3 "Debt rated SP-3 has speculative capacity to pay principal and interest."

COMMERCIAL PAPER.

Description of Commercial Paper Ratings of Moody's Investors Service, Inc.:

Prime-1 "Superior capacity for repayment of short-term promissory obligations."

Prime-2 "Strong capacity for repayment of short-term promissory obligations."

Prime-3 "Acceptable capacity for repayment of short-term promissory obligations."

Description of Commercial Paper Ratings of Standard & Poor's Ratings Group:

 A-1 "This designation indicates that the degree of safety regarding timely payment is very strong."

 A-2 "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

 A-3 "Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations."

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE- ANNOUNCED BASIS. The Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash, U.S. Government obligations or other liquid high-grade debt obligations in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         As a matter of current policy that may be changed without shareholder approval, the Adjustable Rate U.S. Government Securities Fund will not purchase STRIPS with a maturity date that is more than 10 years from the settlement of the purchase.

         GNMA  CERTIFICATES.   The   term   "GNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the United States.

         1. The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

         2. Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

                  (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

                  (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

                  (c) Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

                  (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

         3. Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

         FHLMC Certificates. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

         Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/ servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and any remaining excess of mortgage rate over coupon rate is kept by the Federal Home Loan Mortgage Corporation. The coupon rate of a FHLMC Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         FNMA  CERTIFICATES.   The   term   "FNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association.

         The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S.

Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund may each lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations"). The Global Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks.

         COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from one to two hundred seventy days) unsecured promissory notes issued by U.S. and foreign corporations in order to finance their current operations. Eurodollar commercial paper refers to notes payable by European issuers in U.S. dollars. The Adjustable Rate U.S. Government Securities Fund will only invest in U.S. commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or unrated paper of issuers who have outstanding unsecured debt rated AAA or better by Standard & Poor's or Aaa or better by Moody's. The Adjustable Rate U.S. Government Securities Fund does not presently intend to invest in commercial paper. The Global Bond Fund will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's or unrated paper of issuers who have outstanding unsecured debt rated A or better by Standard & Poor's or Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser or the Sub-Adviser, subject to the direction of the Board of Trustees, such note is liquid.

         FOREIGN SECURITIES. The Global Bond Fund may invest in non- U.S. dollar denominated debt securities principally traded in financial markets outside the United States. Because the Fund invests in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S.

companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         EUROPEAN CURRENCY UNIT BONDS. The European Currency Unit ("ECU") is a basket of European currencies consisting of specified amounts of the currencies of ten members of the European community. The ECU is used by members as their budgetary currency to determine official claims and debts. It fluctuates with the daily exchange rate changes of the constituent currencies. The ECU is now defined by the following ten currencies: German Deutschmark, British Pound, French Franc, Italian Lira, Dutch Guilder, Belgian Franc, Luxembourg Franc, Finish Kroner, Irish Pound and Greek Drachma. ECU bonds are bonds or debentures denominated in ECUs.

         FORWARD CURRENCY EXCHANGE CONTRACTS. The value of the Global Bond Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

         The Global Bond Fund will enter into forward currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund. The Fund's Custodian will segregate cash, U.S. Government obligations or other liquid high-grade debt obligations in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

         Generally, the Fund will not enter into a forward currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

         The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by its Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         INTEREST RATE FUTURES CONTRACTS. The Global Bond Fund may enter into contracts for the future delivery of fixed-income securities commonly referred to as "interest rate futures contracts." In this context, a futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed 50% of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of the fair market value of its assets would be committed to initial margins.

         WRITING COVERED CALL OPTIONS. The Global Bond Fund may write covered call options on individual bonds and on interest rate futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which the Sub-Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities. The ability of the Fund to write covered call options may be limited by state regulations which require the Fund to commit no more than a specified percentage of its assets to such transactions and the tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of securities held for less than 3 months.

         WRITING COVERED PUT OPTIONS. The Global Bond Fund may write covered put options on bonds and on interest rate futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

         PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Global Bond Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures contracts which are traded on a national exchange or board of trade and sell such options to terminate an existing position. Options on interest rate futures give the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option.

         The holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

         OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Global Bond Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Adviser's ability to select the proper time, type and duration of the options.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         THE LIMITATIONS APPLICABLE TO THE SHORT TERM GOVERNMENT INCOME FUND AND THE INTERMEDIATE TERM GOVERNMENT INCOME FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of the Fund's total assets or (b) pursuant to Paragraph (15) of this section. Each Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in such securities.

         4. Real Estate. Each Fund will not purchase, hold or deal in real estate, including real estate limited partnership interests.

         5. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts.

         6. Loans. Each Fund will not make loans to individuals, to any officer or Trustee of the Trust or to its Adviser or to any officer or director of the Adviser (each Fund, however, may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or an agency or instrumentality thereof; provided that each Fund will not enter into such repurchase agreements if, as a result thereof, more than 10% of the value of the Fund's total assets at that time would be subject to repurchase agreements maturing in more than seven days). The making of a loan by either Fund does not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issuance of the securities.

         7. Securities of One Issuer. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 25% of the value of the Fund's total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         8. Securities of One Class. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by a Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences).

         9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control or management.

         10. Other Investment Companies. Each Fund will not purchase securities issued by any other investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary brokers' commission or (b) where such purchase, not made in the open market, is part of a plan of merger or consolidation or acquisition of assets; provided that each Fund shall not purchase the securities of any investment companies or investment trusts if such purchase at the time thereof would cause more than 10% of the value of the Fund's total assets to be invested in the securities of such issuers, and provided further, that each Fund shall not purchase securities issued by any other open-end investment company.

         11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin," except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         12.  Common Stocks.  Each Fund will not invest in common stocks.

         13. Options. Each Fund will not engage in the purchase or sale of put or call options.

         14.  Short Sales.  Each Fund will not sell any securities short.

         15. When-Issued Purchases. The Funds will not make any commitment to purchase securities on a when-issued basis except that the Intermediate Term Government Income Fund may make such commitments if no more than 20% of the Fund's net assets would be so committed.

         16. Concentration. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         17. Mineral Leases. The Funds will not purchase oil, gas or other mineral leases or exploration or development programs.

         THE LIMITATIONS APPLICABLE TO THE INSTITUTIONAL GOVERNMENT INCOME FUND ARE:

         1.  Borrowing Money.  The Fund will not borrow money, except
(a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund;
or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

         12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         THE LIMITATIONS APPLICABLE TO THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets or (b) pursuant to Paragraph (15) of this section. The Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

         2. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

         5. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

         7. Securities of One Issuer. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         8. Securities of One Class. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

         9. Investing for Control. The Fund will not invest in companies for the purpose of exercising control or management.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin," except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         12.  Common Stocks.  The Fund will not invest in common stocks.


         13. Options. The Fund will not engage in the purchase or sale of put or call options.

         14.  Short Sales.  The Fund will not sell any securities short.

         15. When-Issued Purchases. The Fund will not make any commitment to purchase securities on a when-issued or to-be-announced basis if more than 25% of the Fund's net assets would be so committed.

         16. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         17. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         18. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         19. Unseasoned Issuers. The Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years if more than 5% of the value of the Fund's total assets would be so committed.

         THE LIMITATIONS APPLICABLE TO THE GLOBAL BOND FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. This investment limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings of the Fund and reverse repurchase commitments of the Fund pursuant to such transactions. The Fund will not pledge, mortgage or hypothecate its assets (collateral arrangements with respect to writing options and initial margin on futures contracts are not deemed to be a pledge, mortgage or hypothecation of assets for purposes of this investment limitation) except in connection with borrowings described in this investment limitation.

         2. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

         5. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper, corporate notes or similar marketable evidences of indebtedness which are part of an issue for the public.

         7. Investing for Control. The Fund will not invest in companies for the purpose of exercising control or management.

         8. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         9. Margin Purchases. The Fund will not purchase any securities or evidences of interest thereon on "margin," except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         10. Common Stocks.  The Fund will not invest in common stocks.

         11. Options. The Fund will not purchase or sell puts, calls, options, futures or straddles except as described in its Prospectus and this Statement of Additional Information.

         12.   Short Sales.  The Fund will not sell any securities short.

         13. When-Issued Purchases. The Fund will not make any commitment to purchase securities on a when-issued or to-be-announced basis if more than 25% of the Fund's net assets would be so committed.

         14. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto.

         15. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         16. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security. This limitation is not applicable to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts and other similar permitted investments and techniques.

         17. Unseasoned Issuers. The Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years if more than 5% of the value of the Fund's total assets would be so committed.

         With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Institutional Government Income Fund does not intend to invest in obligations issued by territories and possessions of the United States, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto. The Short Term Government Income Fund and the Intermediate Term Government Income Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Although not a fundamental policy of the Adjustable Rate U.S. Government Securities Fund, portfolio investments and transactions of the Fund will be limited to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to allow the Fund to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Fund will so notify all Federal credit union shareholders.

TRUSTEES AND OFFICERS

         The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust and the Midwest complex (consisting of the Trust, Midwest Group Tax Free Trust and Midwest Strategic Trust) for the fiscal year ended September 30, 1996. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee is also a Trustee of Midwest Group Tax Free Trust and Midwest Strategic Trust.

                                                                           COMPENSATION
                                                            COMPENSATION        FROM
NAME                              AGE      POSITION HELD     FROM TRUST   MIDWEST COMPLEX
----------------------------    ------    ------------------    ------    ---------------
*Robert H. Leshner .........        57    President/Trustee     $    0    $    0
+Dale P. Brown .............        49    Trustee                2,733     7,000
 Gary W. Heldman ...........        49    Trustee                2,549     6,600
+H. Jerome Lerner ..........        58    Trustee                2,849     8,100
+Richard A. Lipsey .........        57    Trustee                2,733     7,000
 Donald J. Rahilly .........        51    Trustee                2,333     6,100
 Fred A. Rappoport .........        50    Trustee                2,333     6,100
 Oscar P. Robertson ........        58    Trustee                2,549     6,600
 Robert B. Sumerel .........        55    Trustee                2,333     6,100
 John F. Splain ............        40    Secretary                  0         0
 Mark J. Seger .............        35    Treasurer                  0         0

  * Mr. Leshner, as an affiliated person of Midwest Group Financial Services, Inc., the Trust's principal underwriter and investment adviser, is an "interested person" of the Trust within the meaning of
         Section 2(a)(19) of the Investment Company Act of 1940.

  +      Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is
Chairman of the Board of Midwest Group Financial Services, Inc. (the investment adviser and principal underwriter of the Trust), MGF Service Corp. (a registered transfer agent) and Leshner Financial, Inc. (a financial services company and parent of Midwest Group Financial Services, Inc. and MGF Service Corp.). He is President and a Trustee of Midwest Group Tax Free Trust and Midwest Strategic Trust, registered investment companies.

         DALE P. BROWN, 36 East Seventh Street, Cincinnati, Ohio is
President and Chief Executive Officer of Sive/Young & Rubicam, an advertising agency. She is also a director of The Ohio National Life Insurance Company.
                                                     - 28 -

         GARY W. HELDMAN, 183 Congress Run Road, Cincinnati, Ohio is the former President of The Fechheimer Brothers Company, a manufacturer of uniforms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         RICHARD A. LIPSEY, 11478 Rue Concord, Baton Rouge, Louisiana is President and Chief Executive Officer of Lipsey's, Inc., a national sporting goods distributor. He is also a Regional Director of Bank One, Louisiana, N.A.

         DONALD J. RAHILLY, 9933 Alliance Road, Cincinnati, Ohio is Chairman of S. Rosenthal & Co., Inc., a printing company.

         FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is President and Chairman of The Fred Rappoport Company, a broadcasting and entertainment production company.

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem,  Inc.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         ROBERT B. SUMEREL, 8675 Bridgewater Lane, Cincinnati, Ohio is Chief Executive Officer of Bob Sumerel Tire Co., a tire sales and service company.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Leshner Financial, Inc., Midwest Group Financial Services, Inc. and MGF Service Corp. He is also Secretary of Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Gannett Welsh & Kotler Funds and Capitol Square Funds, all of which are registered investment companies.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc. and Capitol Square Funds, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds and Assistant Secretary of Fremont Mutual Funds, Inc.

THE INVESTMENT ADVISER AND UNDERWRITER

          Midwest Group Financial Services, Inc. (the "Adviser") is the Funds' investment manager. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Mr. Leshner may be deemed to be a controlling person and an affiliate of the Adviser by reason of his indirect ownership of its shares and his position as the principal executive officer of the Adviser. Mr. Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser is responsible for the management of the Funds' investments. The Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $50,000,000, .45% of such assets from $50,000,000 to $150,000,000, .4% of such assets from $150,000,000 to $250,000,000 and .375% of such assets in excess of $250,000,000.
The Institutional Government Income Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .2% of its average daily net assets. The Global Bond Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .7% of its average daily net assets up to $100,000,000 and .6% of such assets in excess of $100,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended September 30, 1996, 1995 and 1994, the Short Term Government Income Fund paid advisory fees of $419,926, $407,097 and $410,716, respectively. For the fiscal years ended September 30, 1996, 1995 and 1994, the Intermediate Term Government Income Fund accrued advisory fees of $289,680, $294,316 and $378,622, respectively; however, the Adviser reimbursed the Fund for $10,334 and $11,362 of Class C expenses during the fiscal years ended September 30, 1996 and 1995, respectively, and voluntarily waived $2,297 of its advisory fees for the fiscal year ended September 30, 1994 in order to reduce the operating expenses of the Fund. For the fiscal years ended September 30, 1996, 1995 and 1994, the Institutional Government Income Fund accrued advisory fees of $70,752, $86,367 and $89,790, respectively; however, the Adviser voluntarily waived $32,783, $8,500 and $9,000 of such fees for the fiscal years ended September 30, 1996, 1995 and 1994, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended September 30, 1996, 1995 and 1994, the Adjustable Rate U.S. Government Securities Fund accrued advisory fees of

$79,927, $112,333 and $238,362, respectively; however, the Adviser voluntarily waived all of its fees and reimbursed $33,564 of common expenses and $11,886 of Class C expenses for the fiscal year ended September 30, 1996, voluntarily waived $103,298 of its advisory fees and reimbursed the Fund for $4,898 of Class C expenses for the fiscal year ended September 30, 1995 and voluntarily waived $45,624 of its advisory fees for the fiscal year ended September 30, 1994 in order to reduce the operating expenses of the Fund. For the fiscal periods ended September 30, 1996 and 1995, the Global Bond Fund accrued advisory fees of $137,065 and $41,518, respectively; however, the Adviser voluntarily waived $6,473 of its fees and reimbursed the Fund for $16,631 of Class A expenses for the fiscal year ended September 30, 1996 and voluntarily waived its entire advisory fee and reimbursed the Fund for $22,707 of common expenses and $6,493 of Class C expenses for the period ended September 30, 1995 in order to reduce the operating expenses of the Fund.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the compensation and expenses of the Chief Financial Officer of the Trust may be paid by the Trust regardless of the Chief Financial Officer's relationship with the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser may use the name "Midwest" in connection with any registered investment company or other business enterprise with which it is or may become associated.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended September 30, 1996, the aggregate commissions on sales of the Trust's shares were $72,287, of which the Adviser paid $63,235 to unaffiliated broker-dealers in the selling network, earned $3,313 as a broker-dealer in the selling network and retained $5,739 in underwriting commissions. For the fiscal year ended September 30, 1995, the aggregate commissions on sales of the Trust's shares were $141,293, of which the Adviser paid $130,182 to unaffiliated broker-dealers in the selling network, earned $5,053 as a broker-dealer in the selling network and retained $6,058 in underwriting commissions. For the fiscal year ended September 30, 1994, the aggregate underwriting commissions on sales of the Trust's shares were $153,921, of which the Adviser paid $146,864 to unaffiliated broker-dealers in the selling network and earned $7,057 as a broker-dealer in the selling network.

         The Adviser retains the contingent deferred sales load on redemptions of shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund which are subject to a contingent deferred sales load. For the fiscal year ended September 30, 1996, the Adviser retained $913, $600 and $5,973 of contingent deferred sales loads on redemptions of Class C shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund, respectively.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans below."

         The Adviser and MGF Service Corp., the Trust's transfer
agent,   accounting  and  pricing  agent  and  administrative agent (see "MGF
Service Corp."), are each a wholly-owned subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Pursuant
                                                     - 32 -
to an agreement dated December 10, 1996 between the shareholders of Leshner Financial, Inc. and Countrywide Credit Industries, Inc. ("CCI"), CCI has agreed to acquire all of the outstanding common stock of Leshner Financial, Inc. in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner Financial, Inc. will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

         HANOVER CAPITAL ADVISORS INC. Hanover Capital Advisors Inc. ("Hanover") regularly reviews the Adjustable Rate U.S. Government Securities Fund's portfolio holdings and overall investment strategy. Hanover confers periodically with the Adviser to make recommendations concerning the investment programs of the Fund. Such recommendations may include (i) the specific securities to be held by the Fund and the proportion of the Fund's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities should be purchased or sold by the Fund, (iii) credit guidelines for the issuers of securities in the Fund's portfolio, (iv) the maximum maturity of the Fund's portfolio investments and (v) the appropriate average weighted maturity of the Fund's portfolio in light of current market conditions. Hanover receives a fee equal to the annual rate of .25% of the Fund's average daily net assets up to $50,000,000, .225% of such assets from $50,000,000 to $150,000,000, .2% of such assets from $150,000,000 to
$250,000,000 and .1875% of such assets in excess of $250,000,000. The services provided by Hanover are paid for wholly by the Adviser. The fee paid to Hanover is subject to reduction in the event the Adviser waives or reimburses any portion of its advisory fee from the Fund in order to reduce the operating expenses of the Fund. The compensation of any officer, director or employee of Hanover who is rendering services to the Fund is paid by Hanover. For the fiscal years ended September 30, 1996, 1995 and 1994, the Adviser paid to Hanover advisory fees of $322, $11,493 and $71,807, respectively.

         The Adviser also compensates Hanover for providing administration services to the Adjustable Rate U.S. Government Securities Fund accounts for which Hanover is designated as the responsible party. Hanover receives a fee equal to the annual rate of .25% of the average balance of all such accounts. For the fiscal years ended September 30, 1996, 1995 and 1994, the Adviser paid to Hanover administration fees of $805, $12,118 and $105,902, respectively.
The Fund may reimburse the Adviser for these amounts pursuant to the Fund's plans of distribution. See "Distribution Plans below."

         Upon consummation of the acquisition of Leshner Financial, Inc by CCI, the Subadvisory Agreement between Hanover and the Adviser will terminate and Hanover will no longer provide advisory services to the Adjustable Rate U.S. Government Securities Fund.
                                                     - 33 -

         ROGGE GLOBAL PARTNERS PLC. Rogge Global Partners plc ("Rogge") has been retained by the Adviser to serve as the discretionary portfolio adviser of the Global Bond Fund. Rogge selects the portfolio securities for investment by the Fund, purchases and sells securities of the Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Adviser. Rogge receives a fee equal to the annual rate of .35% of the Fund's average daily net assets up to and including
$100,000,000 and .3% of such assets in excess of $100,000,000. The services provided by Rogge are paid for wholly by the Adviser. The compensation of any officer, director or employee of Rogge who is rendering services to the Fund is paid by Rogge. For the fiscal years ended September 30, 1996 and 1995, the Adviser paid to Rogge advisory fees of $68,532 and $18,413, respectively.

DISTRIBUTION PLANS

         CLASS A PLAN -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of
 .35% of the average daily net assets of the Short Term Government Income Fund, .35% of the average daily net assets of the Class A shares of the Intermediate
Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund and .10% of the average daily net assets of the Institutional Government Income Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended September 30, 1996, the aggregate distribution-related expenditures of the Short Term Government Income Fund ("STF"), the Intermediate Term Government Income Fund ("ITF"), the Institutional Government Income Fund ("IGF"), the Adjustable Rate U.S. Government Securities Fund ("ARM") and the Global Bond Fund ("GBF") under the Class A Plan were $93,521, $93,442, $2,655, $17,500 and $4,709, respectively. Amounts were spent as follows:

                                  STF       ITF       IGF       ARM       GBF
Printing and mailing
  of prospectuses and
  reports to prospective
  shareholders ................ $ 4,521   $ 3,108   $ 2,655   $ 5,614   $ 4,212
Payments to broker-
  dealers and others
  for the sale or
  retention of assets .........  89,000    90,334      --      11,886       497
                                -------   -------   -------   -------   -------
                                $93,521   $93,442   $ 2,655   $17,500   $ 4,709
                                =======   =======   =======   =======   =======

         CLASS C PLAN (Intermediate Term Government Income Fund, Adjustable Rate U.S. Government Securities Fund and Global Bond Fund) -- The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         For the fiscal year ended September 30, 1996, the aggregate distribution-related expenditures of the Intermediate Term Government Income Fund ("ITF"), the Adjustable Rate U.S. Government Securities Fund ("ARM") and the Global Bond Fund ("GBF") under the Class C Plan were $40, $19 and $24,181, respectively. Amounts were spent as follows:

                          ITF         ARM       GBF
Printing and mailing
  of prospectuses and
  reports to prospective
  shareholders.........    $40       $19       $ 1,547
Payments to broker-
  dealers and others
  for the sale or
  retention of assets...   ---       ---        22,634
                           ---       ---       -------
                           $40       $19       $24,181
                           ===       ===       =======

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         By reason of his indirect ownership of shares of the Adviser, Robert H. Leshner may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser (or Rogge, with respect to the Global Bond
Fund) and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser (or Rogge) seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser (or Rogge) generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. For the fiscal year ended September 30, 1994, the Short Term Government Income Fund and the Intermediate Term Government Income Fund paid brokerage commissions of $74 and $15,313, respectively. No brokerage commissions were paid by the Short Term Government Income Fund and the Intermediate Term Government Income Fund during the fiscal years ended September 30, 1996 and 1995. No brokerage commissions were paid by the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund or the Global Bond Fund during the last three fiscal years.

         The Adviser (or Rogge, with respect to the Global Bond Fund) is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser (or Rogge) exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if it is determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's (or Rogge's) overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds, the Adviser and Rogge, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser (or Rogge) in servicing all of its accounts and not all such services may be used in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         During the fiscal year ended September 30, 1996, the Funds entered into repurchase transactions with the following of the

Trust's regular broker-dealers as defined under the Investment Company Act of 1940: Daiwa Securities America Inc., Dean Witter Reynolds Inc., Fuji Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nesbitt Burns Securities Inc. and Prudential Securities Incorporated.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER

         The Adviser intends to hold the portfolio securities of the Short Term Government Income Fund and the Institutional Government Income Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's (or Rogge's) evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser (or Rogge), a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         The share price (net asset value) of the shares of the Short Term Government Income Fund and the Institutional Government Income Fund is determined as of 12:30 p.m. and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. The Global Bond Fund's net asset value may be materially affected on a day when the Trust is not open for business because trading in foreign exchanges may take place at times other than the times trading occurs on the New York Stock Exchange. In addition, foreign exchange trading may not take place on each day the Trust is open for business. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Short Term Government Income Fund and the Institutional Government Income Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Short Term Government Income Fund or the Institutional Government Income Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Short Term Government Income Fund and the Institutional Government Income Fund.

         Pursuant to Rule 2a-7, the Short Term Government Income Fund and the Institutional Government Income Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Short Term Government Income Fund and the Institutional Government Income Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Short Term Government Income Fund or the Institutional Government Income Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities held by the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund or the Global Bond Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. However, certain foreign fixed-income securities are valued at the last quoted sale price. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

         The value of non-dollar denominated portfolio instruments held by the Global Bond Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION

         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of Class A shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify MGF Service Corp. that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by MGF Service Corp.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of Class A shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund who submits a Letter of Intent to MGF Service Corp. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify MGF Service Corp. that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of Class A shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 1996, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Adjustable Rate U.S. Government Securities Fund had capital loss carryforwards for federal income tax purposes of $2,899,292, $24,902 and $1,249,150, respectively, none of which expire until at least September 30, 2001.

         Investments by the Global Bond Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the

Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

         Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

         Certain hedging transactions undertaken by the Global Bond Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the sale of certain assets held for less than three months and the diversification requirements applicable to the Global Bond Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

         The Global Bond Fund may be subject to a tax on interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         Yield quotations on investments in the Short Term Government Income Fund and the Institutional Government Income Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Short Term Government Income Fund and the Institutional Government Income Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Short Term Government Income Fund's current and effective yields for the seven days ended September 30, 1996 were 4.39% and 4.49%, respectively. The Institutional Government Income Fund's current and effective yields for the seven days ended September 30, 1996 were 5.00% and 5.12%, respectively.

         From time to time, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P (1 + T)n = ERV
Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment and the deduction of the current maximum contingent deferred sales load, at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund for the periods ended September 30, 1996 are as follows:

Intermediate Term Government Income Fund (Class A)

1 Year                                               1.47%
5 Years                                              5.84%
10 Years                                             6.55%

Intermediate Term Government Income Fund (Class C)

1 Year                                               3.03%
Since Inception (February 1, 1994)                   2.67%

Adjustable Rate U.S. Government Securities Fund (Class A)

1 Year                                               4.19%
Since Inception (February 10, 1993)                  3.99%

Adjustable Rate U.S. Government Securities Fund (Class C)

1 Year                                               5.77%
Since Inception (May 1, 1995)                        5.85%

Global Bond Fund (Class A)

1 Year                                               0.68%
Since Inception (February 1, 1995)                   6.25%

Global Bond Fund (Class C)

1 Year                                               4.10%
Since Inception (February 1, 1995)                   8.16%


         The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end or contingent deferred sales load which, if included, would reduce total return. The total returns of the Intermediate Term Government Income Fund ("ITF"), the Adjustable Rate U.S. Government Securities Fund ("ARM") and the Global Bond Fund ("GBF") as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                      ITF     ITF       ARM     ARM      GBF         GBF
                  Class A   Class C    Class A  Class C   Class A    Class C
Period Ended
------------
September 30, 1987   0.66%
September 30, 1988   8.77%
September 30, 1989   7.79%
September 30, 1990   5.31%
September 30, 1991  14.19%
September 30, 1992  13.27%
September 30, 1993  10.15%              2.90%(2)
September 30, 1994  -6.76%    2.45%(1)  2.09%
September 30, 1995  12.52%   11.96%     5.33%   2.46%(3)  9.87%(4)  9.45%(4)
September 30, 1996   3.55%    3.03%     6.32%   5.77%     4.88%     4.10%

(1)   From date of initial public offering on February 1, 1994
(2)   From date of initial public offering on February 10, 1993
(3)   From date of initial public offering on May 1, 1995
(4)   From date of initial public offering on February 1, 1995

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end or contingent deferred sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund (excluding sales loads) for the periods ended September 30, 1996 are as follows:

Intermediate Term Government Income Fund (Class A)

1 Year                                       3.55%
3 Years                                      2.80%
5 Years                                      6.27%
10 Years                                     6.76%
Since Inception (February 6, 1981)           8.82%

Intermediate Term Government Income Fund (Class C)

1 Year                                       3.03%
Since Inception (February 1, 1994)           2.67%

Adjustable Rate U.S. Government Securities Fund (Class A)

1 Year                                       6.32%
3 Years                                      4.56%
Since Inception (February 10, 1993)          4.57%

Adjustable Rate U.S. Government Securities Fund (Class C)

1 Year                                        5.77%
Since Inception (May 1, 1995)                 5.85%

Global Bond Fund (Class A)

1 Year                                        4.88%
Since Inception (February 1, 1995)            8.89%

Global Bond Fund (Class C)

1 Year                                         4.10%
Since Inception (February 1, 1995)             8.16%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class A and Class C shares of the Intermediate Term Government Income Fund for September 1996 were 5.90% and 5.52%, respectively. The yields of Class A and Class C shares of the Adjustable Rate U.S. Government Securities Fund for September 1996 were 5.80% and 5.40%, respectively. The yields of Class A and Class C shares of the Global Bond Fund for September 1996 were 4.86% and 4.40%, respectively.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Short Term Government Income Fund may compare performance rankings with money market funds appearing in the Taxable U.S. Treasury & Repo Funds category. The Institutional Government Income Fund may compare performance rankings with money market funds appearing in the Taxable Government-Only Institutional Funds category. Donoghue's Bond Fund Report provides a comparative analysis of performance for various categories of bond funds. The Intermediate Term Government Income Fund may compare performance rankings with bond funds appearing in the Government General Intermediate Term category, the Adjustable Rate U.S. Government Securities Fund may compare performance rankings with bond funds appearing in the Adjustable Rate Mortgages category and the Global Bond Fund may compare performance rankings with bond funds appearing in the Global and International Long-Term category.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Short Term Government Income Fund may provide comparative performance information appearing in the U.S. Government Money Market Funds category, the Intermediate Term Government Income Fund may provide comparative performance information appearing in the Intermediate U.S. Government Funds category, the Institutional Government Income Fund may provide comparative performance information appearing in the Institutional U.S. Government Money Market Funds category, the Adjustable Rate U.S. Government Securities Fund may provide comparative performance information appearing in the Adjustable Rate Mortgage Funds category and the Global Bond Fund pay provide comparative performance information appearing in the Global Income Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

         As of January 3, 1997, Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York owned of record 28.11% of the outstanding Class A shares of the Intermediate Term Government Income Fund and 24.71% of the outstanding Class A shares of the Adjustable Rate U.S. Government Securities Fund. Amivest Corporation may be deemed to control the Class A shares of the Intermediate Term Government Income Fund by virtue of the fact that it owns of record more than 25% of such shares. As of January 3, 1997, Donaldson, Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey owned of record 31.71% of the outstanding Class C shares of the Adjustable Rate U.S. Government Securities Fund and NFSC FEBO #A7D-022349 Ros Angela Contracting Co. Inc., 450 County Road, Cliffwood, New Jersey owned of record 37.87% of the outstanding Class C shares of the Adjustable Rate U.S. Government Securities Fund. Donaldson, Lufkin & Jenrette Securities Corporation and Ros Angela
Contracting Co. Inc. may be deemed to control the Class C shares of the Adjustable Rate U.S. Government Securities Fund by virtue of the fact that each of owned of record more than 25% of the outstanding shares. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

     On January 3, 1997, Star Bank, N.A., 425 Walnut Street Mail Location 6120, Cincinnati, Ohio owned of record 9.04% of the outstanding shares of the Institutional Government Income Fund; The Fechheimer Brothers Company, 4545 Malsbary Road, Cincinnati, Ohio owned of record 8.47% of the outstanding shares of the Institutional Government Income Fund; Ann Butler, P.O. Box 157, Frisco, Texas owned or record 14.42% of the outstanding Class C shares of the Intermediate Term Government Income Fund; Resources Trust Co. Trust IRA UA 6-9-94 FBO Arthur R. Thigpen, P.O. Box 5900, Denver, Colorado owned or record 7.86% of the outstanding Class C shares of the Intermediate Term Government Income Fund; Resources Trust Co. Trust IRA UA 1-2-96 FBO Jon L. Layton, P.O. Box 5900, Denver, Colorado owned of record 5.44% of the outstanding Class C shares of the Intermediate Term Government Income Fund; Thomas B. Ballard, 258 Manchester, Highland Park, Michigan owned of record 5.28% of the outstanding Class C shares of the Intermediate Term Government Income Fund; Martin S. Goldfarb, M.D., 919 N. Crescent, Beverly Hills, California owned of record
15.26% of the outstanding Class A shares of the Global Bond Fund; Genova Investments Corp., Avenida Samuel Lewis Calle 53, Edinficio Omega Mezzanine, Republic of Panama owned of record 8.46% of the outstanding Class A shares of the Global Bond Fund; Queen City Urology Associates, Inc., 400 Martin Luther King Drive, Cincinnati, Ohio owned of record 5.87% of the outstanding Class A shares of the Global Bond Fund; PaineWebber FBO Tempel Steel Employee Pension Trust, 5215 Old Orchard Road, Skokie,

Illinois owned of record 16.74% of the outstanding Class A shares of the Global Bond Fund; Gooss & Co., c/o Chase Manhattan Bank, 1211 Sixth Avenue, New York, New York owned of record 9.22% of the outstanding Class C shares of the Global Bond Fund; PaineWebber FBO The American Dietetic Association, 216 W. Jackson Boulevard, Chicago, Illinois owned of record 8.23% of the outstanding Class C shares of the Global Bond Fund; and PaineWebber FBO The Florence & Co. Trust Account #2 Timothy Sheffield, Charles J., 11713 NE 99th Street, Vancouver, Washington owned of record 8.09% of the outstanding Class C shares of the Global Bond Fund.

         As of January 3, 1997, the Trustees and officers of the Trust as a group owned of record and beneficially 2.10% of the outstanding shares of the Short Term Government Income Fund, 1.79% of the outstanding Class A shares of the Global Bond Fund and less than 1% of the outstanding shares of the Trust and of each other Fund (or Class thereof).


CUSTODIAN

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Adjustable Rate U.S. Government Securities Fund. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

         The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, has been retained to act as Custodian for the Global Bond Fund's investments. The Northern Trust Company acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS

         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 1997. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

MGF SERVICE CORP.

         The Trust's transfer agent, MGF Service Corp. ("MGF"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. MGF is an affiliate of the Adviser by reason of common ownership. MGF receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Short Term Government Income Fund and the Institutional Government Income Fund and $21 per account from the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         MGF also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable MGF to perform its duties, the Short Term Government Income Fund and the Institutional Government Income Fund each pay MGF a fee in accordance with the following schedule:

             Asset Size of Fund                Monthly Fee

         $          0 - $100,000,000           $3,000
         $100,000,000 - $250,000,000           $3,500
         $250,000,000 - $400,000,000           $4,000
                   Over $400,000,000           $4,500

The Intermediate Term Government Income Fund pays MGF a fee in accordance with the following schedule:

             Asset Size of Fund               Monthly Fee

         $          0 - $ 50,000,000           $3,750
         $ 50,000,000 - $100,000,000           $4,250
         $100,000,000 - $250,000,000           $4,750
                   Over $250,000,000           $5,250

The Adjustable Rate U.S. Government Securities Fund pays MGF a fee in accordance with the following schedule:

             Asset Size of Fund               Monthly Fee

         $          0 - $ 50,000,000           $4,250
         $ 50,000,000 - $100,000,000           $4,750
         $100,000,000 - $250,000,000           $5,250
                   Over $250,000,000           $5,750

The Global Bond Fund pays MGF a fee in accordance with the following schedule:

             Asset Size of Fund                 Monthly Fee

         $          0 - $ 50,000,000             $4,750
         $ 50,000,000 - $100,000,000             $5,250
         $100,000,000 - $250,000,000             $5,750
                   Over $250,000,000             $6,750

In addition, each Fund pays all costs of external pricing services.

         MGF is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. MGF supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a fee from the Adviser equal to .1% of the average value of each Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to MGF, and MGF has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT

         The Funds' financial statements as of September 30, 1996 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                   ANNUAL
                                    REPORT

                              SEPTEMBER 30, 1996

                             SHORT TERM GOVERNMENT
                                  INCOME FUND



                           INSTITUTIONAL GOVERNMENT
                                  INCOME FUND



                               INTERMEDIATE TERM
                                  GOVERNMENT
                                  INCOME FUND



                                ADJUSTABLE RATE
                                U.S. GOVERNMENT
                                SECURITIES FUND



                                    GLOBAL
                                   BOND FUND

MANAGEMENT DISCUSSION AND ANALYSIS
INTERMEDIATE TERM GOVERNMENT INCOME FUND
==============================================================================
The fiscal year ended September 30, 1996 was a difficult year for the fixed-income markets with interest rates generally moving higher. The benchmark 30-year Treasury bond began the fiscal year yielding 6.47% and ended the year yielding 6.92%. During the quarter ended December 31, 1995, the market found tremendous support in constructive budget negotiations between the Republican Congress and the Clinton Presidency. At the time, it appeared that a budget resolution would be reached, paving the way for the Federal Reserve Board to lower interest rates. The market was also aided by a softening economy and muted inflationary pressures. The yield on the 30-year Treasury bond reached a low of 5.95% in January 1996.

The next two quarters proved difficult beginning with the budget impasse and the partial shutdown of the U.S. government in the latter part of January. Market sentiment worsened, exacerbated by accelerating economic activity. Gross domestic product climbed to a torrid 4.7% growth rate for the quarter ended June 30, 1996, well in excess of the economy's long-term potential growth rate of around 2.5%. The Federal Reserve's bias changed from "easy money" to "tight money" with many investors wondering when, not if, interest rates would be raised. Long-term rates peaked in mid-June at 7.20%, then traded within a well-defined range through fiscal year-end as investors grappled with questions concerning the strength of the economy and the potential for inflation. For the twelve months ended September 30, 1996, the Lehman Brothers Intermediate Government Bond Index returned 5.10%.

The Intermediate Term Government Income Fund, positioned for an advancing market, performed well through January 1996. However, when market interest rates abruptly changed direction in February, the Fund suffered a loss of principal. The Fund underperformed the Lehman Brothers Intermediate Government Bond Index during the downturn due to its higher duration and convexity characteristics. Management responded by repositioning the portfolio to take advantage of the higher interest rate environment. By purchasing callable bonds with good call protection, the Fund was able to increase its yield while maintaining better-than-average upside potential. This allowed the Fund to outperform the Index in the latter part of the fiscal year as interest rates began trending lower. For the fiscal year ended September 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 3.55% and 3.03% for Class A shares and Class C shares, respectively.

Our outlook for the next several months remains constructive. Economic activity appears to be moderating and inflation is nominal -- a boon to bonds. While the economy may rebound somewhat during the holiday season, our longer-term outlook is for economic growth at, or near, the economy's long-term potential. Management has worked to improve the call protection in the Fund and slightly extend the effective duration which should enhance performance in a lower interest rate environment. The portfolio remains over 50% invested in callable bonds to provide protection in the event rates move higher.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
INTERMEDIATE TERM GOVERNMENT INCOME FUND* AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

LEHMAN BROTHERS INTERMEDIATE GOVT BOND INDEX:          INTERMED TERM GOVT INCOME FUND - CLASS A:
                    QTRLY                                                 QTRLY
DATE                RETURN            BALANCE          DATE               RETURN            BALANCE
09/30/86                              10,000           09/30/86                              9,800
12/31/86             2.49%            10,249           12/31/86            2.35%            10,030
03/31/87             1.18%            10,370           03/31/87            0.84%            10,114
06/30/87            -0.83%            10,284           06/30/87           -1.32%             9,981
09/30/87            -1.29%            10,151           09/30/87           -1.17%             9,864
12/31/87             4.60%            10,618           12/31/87            3.91%            10,250
03/31/88             3.13%            10,951           03/31/88            2.50%            10,507
06/30/88             0.97%            11,057           06/30/88            0.47%            10,556
09/30/88             1.56%            11,229           09/30/88            1.64%            10,730
12/31/88             0.60%            11,297           12/31/88            0.27%            10,758
03/31/89             1.04%            11,414           03/31/89            1.05%            10,871
06/30/89             6.64%            12,172           06/30/89            5.40%            11,458
09/30/89             1.13%            12,310           09/30/89            0.93%            11,565
12/31/89             3.41%            12,729           12/31/89            2.88%            11,899
03/31/90            -0.14%            12,711           03/31/90           -1.32%            11,742
06/30/90             3.14%            13,111           06/30/90            2.77%            12,067
09/30/90             1.94%            13,365           09/30/90            0.93%            12,180
12/31/90             4.34%            13,945           12/31/90            4.51%            12,729
03/31/91             2.20%            14,252           03/31/91            1.93%            12,975
06/30/91             1.69%            14,493           06/30/91            1.25%            13,136
09/30/91             4.75%            15,181           09/30/91            5.87%            13,908
12/31/91             4.82%            15,913           12/31/91            5.33%            14,650
03/31/92            -1.05%            15,746           03/31/92           -2.24%            14,321
06/30/92             3.88%            16,357           06/30/92            4.25%            14,931
09/30/92             4.38%            17,073           09/30/92            5.51%            15,754
12/31/92            -0.34%            17,015           12/31/92           -0.87%            15,616
03/31/93             3.74%            17,651           03/31/93            5.09%            16,411
06/30/93             1.96%            17,997           06/30/93            2.76%            16,863
09/30/93             2.11%            18,377           09/30/93            2.90%            17,353
12/31/93             0.15%            18,405           12/31/93           -0.71%            17,230
03/31/94            -1.85%            18,064           03/31/94           -4.07%            16,529
06/30/94            -0.56%            17,963           06/30/94           -1.88%            16,219
09/30/94             0.77%            18,101           09/30/94           -0.24%            16,180
12/31/94            -0.10%            18,083           12/31/94           -0.23%            16,143
03/31/95             4.16%            18,835           03/31/95            5.14%            16,973
06/30/95             4.67%            19,715           06/30/95            5.95%            17,983
09/30/95             1.55%            20,021           09/30/95            1.24%            18,206
12/31/95             3.34%            20,689           12/31/95            3.63%            18,866
03/31/96            -0.68%            20,549           03/31/96           -2.02%            18,484
06/30/96             0.67%            20,686           06/30/96            0.11%            18,504
09/30/96             1.72%            21,042           09/30/96            1.87%            18,851

Intermediate Term Government Income Fund
     Average Annual Total Returns

            1 Year     5 Years     10 Years     Since Inception
Class A     1.47%      5.84%       6.55%        8.68%
Class C     3.03%      N/A         N/A          2.67%

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on February 6, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

MANAGEMENT DISCUSSION AND ANALYSIS
ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
==============================================================================
The fixed-income markets exhibited a high degree of volatility in the fiscal year ended September 30, 1996, almost completing a "mini" interest rate cycle. The year began with a positive tone as Congress and the President appeared to be nearing agreement on the national budget. This constructive fiscal backdrop, along with a moderating economy and muted inflation, allowed interest rates to move lower through the quarter ended December 31, 1995. The Federal Reserve Board, fearing sluggish economic growth, lowered short-term interest rates twice, by .25% in December 1995 and by an additional .25% in January 1996. Short-term rates bottomed-out two weeks later with the 1-year Treasury bill yielding 4.78%.

February marked a turning point in investor psychology as Congress and the President failed to reach agreement on the federal budget resulting in a partial shutdown of the U.S. government. This, combined with a revitalized economy, sent bond yields sharply higher. Spreads between interest rates on short-term and long-term Treasuries widened quickly, diminishing the incentive for mortgage holders to refinance out of adjustable rate mortgages (ARMs) and into fixed rate mortgages. The resulting slowdown in ARM prepayments allowed yield spreads to tighten versus U.S. Treasury securities. ARM securities traded in a relatively narrow range for the rest of the fiscal year, maintaining tight yield spreads relative to Treasuries. For the twelve months ended September 30, 1996, the Lehman Brothers ARM Index returned 6.50%.

The Adjustable Rate U.S. Government Securities Fund invests primarily in ARM securities which are fully-indexed to the 1-year Constant Maturity Treasury
(CMT). These generally conservative bonds exhibit very stable prepayment patterns. The prepayment profile, combined with the adjustable coupon, allows the fully-indexed ARM security to maintain an above average degree of price stability. When short-term interest rates moved higher after January 1996, fully-indexed, 1-year CMT ARMs actually increased in value as investors sought refuge in short-duration, mortgage-backed securities with stable prepayment patterns. Valuations on these securities remained attractive through fiscal year-end. As a result, the Fund was able to achieve total returns comparable to the Lehman Brothers ARM Index, but with considerably less volatility and risk. For the fiscal year ended September 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 6.32% and 5.77% for Class A shares and Class C shares, respectively.

The Fund currently intends to continue to invest in fully-indexed, 1-year CMT ARM securities in an effort to maintain a relatively stable net asset value. Fund management believes that short-term Treasury securities are currently fully valued in relation to economic fundamentals and that the Federal Reserve Board is likely to leave short-term interest rates unchanged for the foreseeable future. We will continue to pursue a conservative strategy for the Fund, attempting to maximize current yield while minimizing principal fluctuation.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND* AND THE LEHMAN BROTHERS ARM INDEX

LEHMAN BROTHERS ARM INDEX:                              ADJUSTABLE RATE U.S. GOVT SEC FUND - CLASS A:
                     QTRLY                                              QTRLY
DATE                RETURN           BALANCE          DATE             RETURN             BALANCE
02/28/93                             10,000          02/28/93                              9,800
03/31/93             0.45%           10,045          03/31/93           0.63%              9,862
06/30/93             1.90%           10,236          06/30/93           1.19%              9,980
09/30/93             1.06%           10,345          09/30/93           1.04%             10,084
12/31/93             0.52%           10,398          12/31/93           0.95%             10,180
03/31/94            -0.44%           10,353          03/31/94           0.62%             10,242
06/30/94            -0.39%           10,312          06/30/94           0.32%             10,276
09/30/94             0.69%           10,383          09/30/94           0.19%             10,295
12/31/94             0.15%           10,399          12/31/94          -0.63%             10,230
03/31/95             4.20%           10,836          03/31/95           2.48%             10,484
06/30/95             3.12%           11,174          06/30/95           2.01%             10,695
09/30/95             1.69%           11,363          09/30/95           1.39%             10,844
12/31/95             2.25%           11,618          12/31/95           1.73%             11,032
03/31/96             1.10%           11,746          03/31/96           1.67%             11,216
06/30/96             1.13%           11,879          06/30/96           1.24%             11,355
09/30/96             1.87%           12,102          09/30/96           1.53%             11,529

Past performance is not predictive of future performance.

Adjustable Rate U.S. Government Securities Fund
     Average Annual Total Returns

           1 Year     Since Inception
Class A    4.19%         3.99%
Class C    5.77%         5.85%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on February 10, 1993, and the initial public offering of Class C shares commenced on May 1, 1995.

MANAGEMENT DISCUSSION AND ANALYSIS
GLOBAL BOND FUND
==============================================================================
The Global Bond Fund seeks high total return, through both income and capital appreciation. The Fund invests primarily in high-grade domestic and foreign fixed-income securities geographically concentrated in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The Fund may also invest up to ten percent of its total assets in global bonds issued in emerging markets. For the fiscal year ended September 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 4.88% and 4.10% for Class A shares and Class C shares, respectively. The Salomon Brothers World Government Bond Index returned 4.20% during this same period.

Management of the Fund uses an active country/currency allocation in liquid markets, based on a process of relative value analysis across countries. Focus is placed on financially healthy countries which management believes have the potential to produce the highest bond and currency returns on a relative basis. Careful analysis is made of each country's savings rate, monetary growth, monetary authorities, fiscal policy and political climate. Optimal country weightings are then assigned based upon twelve month expectations of investor confidence and market outlook. The Fund also utilizes various hedging techniques to reduce short-term volatility resulting from currency exchange rate fluctuations.

Country selections during the fiscal year generally had a positive impact on performance relative to the Salomon Brothers World Government Bond Index, as the Fund was comparatively overweighted in strong markets such as Italy (the best performing market for the period) and Denmark, while it was comparatively underweighted in weaker markets including Japan and the U.S. Although underweighted in U.S. bonds, the Fund typically maintained a neutral currency position relative to the U.S. dollar and was not hurt by the dollar's rise. The portfolio's duration position was generally longer than that of the Index and tended to benefit the Fund, although it did have a negative impact for the quarter ended March 31, 1996, when bond returns were weak.

Looking forward, management continues to see opportunity in the global bond markets. Inflation remains subdued globally, which is allowing real interest rates to come down further. We think that this process can continue given the tight fiscal policies which are in place throughout Europe and the dollar block. Monetary policy as well seems relatively tight given the moderate pace of economic expansion seen in the global economy. Japan remains the least attractive environment for investment due to its overly loose monetary and fiscal policies.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL
   BOND FUND* AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

SALOMON BROTHERS WORLD                                     GLOBAL BOND FUND - CLASS A:
GOVERNMENT BOND INDEX:
                  MONTHLY                                                MONTHLY
DATE               RETURN           BALANCE            DATE               RETURN               BALANCE
02/01/95                             10,000            02/01/95                                  9,600
02/28/95            2.56%            10,256            02/28/95            2.00%                 9,792
03/31/95            5.94%            10,865            03/31/95            6.47%                10,426
04/30/95            1.85%            11,066            04/30/95            1.30%                10,562
05/31/95            2.81%            11,377            05/31/95            1.93%                10,765
06/30/95            0.59%            11,444            06/30/95           -0.09%                10,756
07/31/95            0.24%            11,472            07/31/95            0.00%                10,756
08/31/95           -3.44%            11,077            08/31/95           -3.41%                10,389
09/30/95            2.23%            11,324            09/30/95            1.53%                10,547
10/31/95            0.75%            11,409            10/31/95            0.94%                10,647
11/30/95            1.13%            11,538            11/30/95            1.12%                10,766
12/31/95            1.05%            11,658            12/31/95            1.91%                10,972
01/31/96           -1.24%            11,514            01/31/96           -0.73%                10,891
02/29/96           -0.51%            11,456            02/29/96           -1.66%                10,711
03/31/96           -0.14%            11,440            03/31/96           -1.03%                10,600
04/30/96           -0.40%            11,394            04/30/96            0.95%                10,701
05/31/96            0.02%            11,397            05/31/96           -0.47%                10,651
06/30/96            0.79%            11,486            06/30/96            0.66%                10,721
07/31/96            1.92%            11,706            07/31/96            1.96%                10,931
08/31/96            0.39%            11,752            08/31/96            0.09%                10,941
09/30/96            0.41%            11,800            09/30/96            1.10%                11,062

Past performance is not predictive of future performance.

Global Bond Fund
Average Annual Total Returns
                  1 Year     Since Inception
Class A           0.68%       6.25%
Class C           4.10%       8.16%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares each commenced on February 1, 1995.


STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996
===================================================================================================================
                                                                                    MONEY MARKET FUNDS
===================================================================================================================
                                                                                SHORT TERM       INSTITUTIONAL
                                                                                GOVERNMENT        GOVERNMENT
                                                                               INCOME FUND        INCOME FUND
===================================================================================================================

ASSETS
Investments in securities:
   At acquisition cost...................................................    $  50,749,465     $  23,166,922
                                                                             ==============   ===============
   At amortized cost.....................................................    $  50,871,866     $  23,213,713
                                                                             ==============   ===============
   At value (Note 2) ....................................................    $  50,871,866     $  23,213,713
Investments in repurchase agreements (Note 2)............................       40,278,000        15,957,000
Cash ....................................................................              329                54
Interest receivable......................................................          374,341           231,551
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       91,524,536        39,402,318
                                                                             --------------   ---------------

LIABILITIES
Dividends payable........................................................            5,758             9,480
Payable to affiliates (Note 4)...........................................           67,634             4,150
Other accrued expenses and liabilities...................................           11,660             6,624
                                                                             --------------   ---------------
   TOTAL LIABILITIES ....................................................           85,052            20,254
                                                                             --------------   ---------------


NET ASSETS  .............................................................    $  91,439,484     $  39,382,064
                                                                             ==============   ===============

Net assets consist of:
Capital shares...........................................................    $  91,436,514     $  39,406,966
Accumulated net realized gains (losses) from security transactions ......            2,970           (24,902)
                                                                             --------------   ---------------
Net assets ..............................................................    $  91,439,484     $  39,382,064
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...................................       91,436,514        39,406,966
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2) .    $        1.00     $        1.00
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996
===================================================================================================================
                                                                                   GOVERNMENT BOND FUNDS
===================================================================================================================
                                                                                                 ADJUSTABLE
                                                                              INTERMEDIATE       RATE U.S.
                                                                                  TERM           GOVERNMENT
                                                                               GOVERNMENT        SECURITIES
                                                                               INCOME FUND          FUND
- -------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities:
   At acquisition cost...................................................    $  55,565,058     $  11,382,080
                                                                             ==============   ===============
   At amortized cost ....................................................    $  55,534,106     $  11,382,080
                                                                             ==============   ===============
   At value (Note 2) ....................................................    $  55,744,810     $  11,506,681
Investments in repurchase agreements (Note 2)............................          226,000           769,000
Cash ....................................................................              756                35
Interest receivable .....................................................        1,004,718            96,700
Receivable for capital shares sold.......................................           35,498            10,137
Receivable for principal paydowns........................................               --            62,507
Receivable from Adviser (Note 4).........................................               --             3,106
Other assets.............................................................            1,194             6,910
                                                                             --------------   ---------------
   TOTAL ASSETS .........................................................       57,012,976        12,455,076
                                                                             --------------   ---------------

LIABILITIES
Dividends payable .......................................................           28,745             4,468
Payable for capital shares redeemed .....................................           67,151            75,863
Payable to affiliates (Note 4) ..........................................           37,907             6,400
Other accrued expenses and liabilities...................................           13,230             7,900
                                                                             --------------   ---------------
   TOTAL LIABILITIES ....................................................          147,033            94,631
                                                                             --------------   ---------------

NET ASSETS  .............................................................    $  56,865,943     $  12,360,445
                                                                             ==============   ===============

Net assets consist of:
Capital shares ..........................................................    $  59,554,531     $  13,484,994
Accumulated net realized losses from security transactions...............       (2,899,292)       (1,249,150)
Net unrealized appreciation on investments ..............................          210,704           124,601
                                                                             --------------   ---------------
Net assets ..............................................................    $  56,865,943     $  12,360,445
                                                                             ==============   ===============

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................    $  56,094,893     $  11,731,582
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ..................        5,348,350         1,195,580
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................    $       10.49     $        9.81
                                                                             ==============   ===============
Maximum offering price per share (Note 2) ...............................    $       10.70     $       10.01
                                                                             ==============   ===============


PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................    $     771,050     $     628,863
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5)...................           73,518            64,117
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)..    $       10.49     $        9.81
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
===================================================================================================================
                                                                                                 GLOBAL BOND
                                                                                                    FUND
- -------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost......................................................................   $  17,784,437
                                                                                              ===============
   At amortized cost .......................................................................   $  17,784,437
                                                                                              ===============
   At value (Note 2) .......................................................................   $  18,110,218
Cash .......................................................................................         352,228
Interest receivable ........................................................................         482,777
Receivable for capital shares sold..........................................................             555
Receivable for securities sold..............................................................       1,715,712
Other assets................................................................................           2,032
                                                                                              ---------------
   TOTAL ASSETS ............................................................................      20,663,522
                                                                                              ---------------

LIABILITIES
Payable for securities purchased............................................................       1,874,374
Payable for capital shares redeemed.........................................................          57,997
Payable to affiliates (Note 4) .............................................................          19,059
Net unrealized depreciation on forward foreign currency exchange contracts (Note 7).........           7,656
Other accrued expenses and liabilities......................................................          15,743
                                                                                              ---------------
   TOTAL LIABILITIES .......................................................................       1,974,829
                                                                                              ---------------

NET ASSETS  ................................................................................   $  18,688,693
                                                                                              ===============

Net assets consist of:
Capital shares .............................................................................   $  17,929,671
Undistributed net investment income.........................................................         287,907
Accumulated net realized gains from security and foreign currency transactions .............         155,206
Net unrealized appreciation on investments .................................................         325,781
Net unrealized depreciation on translation of assets and liabilities in foreign currencies..         (9,872)
                                                                                              ---------------
Net assets .................................................................................   $  18,688,693
                                                                                              ===============

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................................................   $  12,841,443
                                                                                              ===============
Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) (Note 5).................................................       1,164,325
                                                                                              ===============
Net asset value and redemption price per share (Note 2).....................................   $       11.03
                                                                                              ===============
Maximum offering price per share (Note 2) ..................................................   $       11.49
                                                                                              ===============

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................................................   $   5,847,250
                                                                                              ===============
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5).......................................................         535,423
                                                                                              ===============
Net asset value, offering price and redemption price per share (Note 2).....................   $       10.92
                                                                                              ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1996
===================================================================================================================
                                                                                     MONEY MARKET FUNDS
===================================================================================================================
                                                                               SHORT TERM       INSTITUTIONAL
                                                                               GOVERNMENT        GOVERNMENT
                                                                               INCOME FUND       INCOME FUND
- -------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ......................................................    $   4,741,604     $   1,931,042
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 4) ....................................          419,926            70,752
   Transfer agent fees (Note 4) .........................................          183,219            12,862
   Distribution expenses (Note 4)........................................           93,521             2,655
   Accounting services fees (Note 4).....................................           36,000            36,000
   Postage and supplies..................................................           56,667            13,798
   Custodian fees .......................................................           19,169            11,206
   Registration fees.....................................................           19,036             7,959
   Professional fees ....................................................           11,074             7,074
   Insurance expense.....................................................            9,036             4,892
   Reports to shareholders ..............................................           11,753               692
   Trustees' fees and expenses ..........................................            4,101             4,101
   Other expenses .......................................................            5,333             2,320
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          868,835           174,311
   Fees waived by the Adviser (Note 4) ..................................               --          (32,783)
                                                                             --------------   ---------------
     NET EXPENSES........................................................          868,835           141,528
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................        3,872,769         1,789,514
                                                                             --------------   ---------------

NET REALIZED GAINS FROM SECURITY TRANSACTIONS  ..........................            2,970             3,538
                                                                             --------------   ---------------


NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................    $   3,875,739     $   1,793,052
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1996
===================================================================================================================
                                                                                   GOVERNMENT BOND FUNDS
===================================================================================================================
                                                                                                 ADJUSTABLE
                                                                              INTERMEDIATE       RATE U.S.
                                                                                  TERM           GOVERNMENT
                                                                               GOVERNMENT        SECURITIES
                                                                               INCOME FUND          FUND
- -------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income ......................................................    $   3,962,313     $   1,062,482
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 4).....................................          289,680            79,927
   Distribution expenses, Class A (Note 4)...............................           93,442            17,500
   Distribution expenses, Class C (Note 4)...............................               40                19
   Accounting services fees (Note 4).....................................           51,000            51,000
   Transfer agent fees, Class A (Note 4).................................           52,558            14,221
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
   Postage and supplies..................................................           38,476            13,286
   Registration fees, Common.............................................            4,383             5,268
   Registration fees, Class A............................................            8,167             5,002
   Registration fees, Class C............................................            3,674             1,445
   Professional fees.....................................................           13,199             8,605
   Standard & Poor's rating expense......................................               --            20,500
   Custodian fees........................................................            8,123             6,642
   Insurance expense.....................................................            6,699             3,160
   Trustees' fees and expenses...........................................            4,101             4,101
   Reports to shareholders...............................................            4,748             1,371
   Other expenses........................................................            5,817             2,317
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          596,107           246,364
   Fees waived and/or expenses reimbursed by the Adviser (Note 4)........          (10,334)         (125,377)
                                                                             --------------   ---------------
     NET EXPENSES........................................................          585,773           120,987
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................        3,376,540           941,495
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................          295,706            72,164
   Net change in unrealized appreciation/depreciation on investments ....       (1,807,714)          (24,764)
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS  ..............       (1,512,008)           47,400
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................    $   1,864,532     $     988,895
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
For the Year Ended September 30, 1996
===================================================================================================================
                                                                                                 GLOBAL BOND
                                                                                                    FUND
- -------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income (net of foreign withholding taxes of $24,233) ...........................   $   1,239,101
                                                                                              ---------------
EXPENSES
   Investment advisory fees (Note 4)........................................................         137,065
   Accounting services fees (Note 4)........................................................          57,000
   Custodian fees...........................................................................          36,940
   Distribution expenses, Class A (Note 4)..................................................           4,709
   Distribution expenses, Class C (Note 4)..................................................          24,181
   Transfer agent fees, Class A (Note 4)....................................................          12,000
   Transfer agent fees, Class C (Note 4)....................................................          12,000
   Registration fees, Common................................................................           3,794
   Registration fees, Class A...............................................................           4,469
   Registration fees, Class C...............................................................           2,469
   Professional fees........................................................................           9,474
   Postage and supplies.....................................................................           6,406
   Trustees' fees and expenses..............................................................           4,101
   Insurance expense........................................................................           2,793
   Reports to shareholders..................................................................           1,128
   Other expenses...........................................................................           5,802
                                                                                              ---------------
     TOTAL EXPENSES.........................................................................         324,331
   Fees waived and expenses reimbursed by the Adviser (Note 4)..............................         (23,104)
                                                                                              ---------------
     NET EXPENSES...........................................................................         301,227
                                                                                              ---------------

NET INVESTMENT INCOME ......................................................................         937,874
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND FOREIGN CURRENCY (NOTE 6)
   Net realized losses from:
     Security transactions .................................................................         (93,933)
     Foreign currency transactions..........................................................        (235,290)
   Net change in unrealized appreciation/depreciation on:
     Investments ...........................................................................         161,908
     Translation of assets and liabilities in foreign currencies............................          57,520
                                                                                              ---------------

NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS AND FOREIGN CURRENCY ...................        (109,795)
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  ................................................   $     828,079
                                                                                              ===============

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1995
===================================================================================================================
                                                                       MONEY MARKET FUNDS
===================================================================================================================
                                                             SHORT TERM                   INSTITUTIONAL
                                                             GOVERNMENT                     GOVERNMENT
                                                            INCOME FUND                    INCOME FUND

                                                       YEAR           YEAR            YEAR           YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                     SEPT. 30,       SEPT. 30,      SEPT. 30,       SEPT. 30,
                                                       1996           1995            1996           1995
- -------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income.......................   $  3,872,769    $  3,888,736    $ 1,789,514    $ 2,286,308
   Net realized gains from security transactions         2,970           2,227          3,538          4,844
                                                  ------------   --------------  -------------  --------------
Net increase in net assets from operations.....      3,875,739       3,890,963      1,793,052      2,291,152
                                                  ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .................     (3,872,769)     (3,888,736)    (1,789,514)    (2,286,308)
   From net realized gains from security
     transactions..............................         (2,227)         (4,105)          --              --
                                                  ------------   --------------  -------------  --------------
Decrease in net assets from distributions to
    shareholders...............................     (3,874,996)     (3,892,841)    (1,789,514)    (2,286,308)
                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold ..................    290,338,196     306,531,676    171,325,558    152,663,812
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders                                    3,711,242       3,627,273      1,548,806      1,869,015
   Payments for shares redeemed................   (289,751,833)   (312,723,860)  (169,504,468)  (160,298,008)
                                                  ------------   --------------  -------------  --------------
Net increase (decrease) in net assets from
   capital share transactions..................      4,297,605      (2,564,911)     3,369,896     (5,765,181)
                                                  ------------   --------------  -------------  --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS   .....      4,298,348      (2,566,789)     3,373,434     (5,760,337)

NET ASSETS:
   Beginning of year...........................     87,141,136      89,707,925     36,008,630     41,768,967
                                                  ------------   --------------  -------------  --------------
   End of year.................................   $ 91,439,484    $ 87,141,136    $39,382,064    $36,008,630
                                                  ============   ==============  =============  ==============

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1995
===================================================================================================================
                                                                      GOVERNMENT BOND FUNDS
===================================================================================================================
                                                        INTERMEDIATE TERM               ADJUSTABLE RATE
                                                          GOVERNMENT                    U.S. GOVERNMENT
                                                           INCOME FUND                  SECURITIES FUND

                                                       YEAR           YEAR            YEAR           YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                     SEPT. 30,      SEPT. 30,       SEPT. 30,      SEPT. 30,
                                                       1996           1995            1996           1995
- -------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ......................   $  3,376,540    $  3,691,139    $   941,495    $ 1,249,966
   Net realized gains (losses) from
     security transactions                             295,706        (932,473)        72,164       (997,493)
   Net change in unrealized
     appreciation/depreciation on investments..     (1,807,714)      4,287,039        (24,764)       743,284
                                                  ------------   --------------  -------------  --------------
Net increase in net assets from operations ....      1,864,532       7,045,705        988,895        995,757
                                                  ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ........     (3,339,635)     (3,660,758)      (930,066)    (1,250,247)
   From net investment income, Class C ........        (36,905)        (30,381)       (11,429)        (1,540)
                                                  ------------   --------------  -------------  --------------
Decrease in net assets from distributions
   to shareholders                                  (3,376,540)     (3,691,139)      (941,495)    (1,251,787)
                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold ..................     19,564,015      13,539,608     12,919,191     17,065,780
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders                                 2,911,115       3,085,214        816,771      1,122,368
   Payments for shares redeemed ...............    (21,856,049)    (27,372,364)   (22,803,135)   (34,751,708)
                                                  ------------   --------------  -------------  --------------

Net increase (decrease) in net assets
   from Class A share transactions ............        619,081     (10,747,542)    (9,067,173    (16,563,560)
                                                  ------------   --------------  -------------   -----------
CLASS C
   Proceeds from shares sold ..................        384,845         438,070        617,534         85,878
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders                                    35,459          29,534          8,075          1,510
   Payments for shares redeemed................       (228,470)       (410,675)       (84,110)        (1,007)
                                                  ------------   --------------  -------------  --------------
Net increase in net assets
   from Class C share transactions ............        191,834          56,929        541,499         86,381
                                                  ------------   --------------  -------------  --------------
Net increase (decrease) in net assets
   from capital share transactions.............        810,915     (10,690,613)    (8,525,674)   (16,477,179)
                                                  ------------   --------------  -------------  --------------


TOTAL DECREASE IN NET ASSETS  .................       (701,093)     (7,336,047)    (8,478,274)   (16,733,209)

NET ASSETS:
   Beginning of year...........................     57,567,036      64,903,083     20,838,719     37,571,928
                                                  ------------   --------------  -------------  --------------
   End of year.................................   $ 56,865,943    $ 57,567,036    $12,360,445    $20,838,719
                                                  ============   ==============  =============  ==============

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET
ASSETS For the Periods Ended September 30, 1996 and 1995
===================================================================================================================
                                                                                    GLOBAL BOND FUND
===================================================================================================================
                                                                                  YEAR             PERIOD
                                                                                  ENDED             ENDED
                                                                                SEPT. 30,         SEPT. 30,
                                                                                  1996             1995(A)
- -------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income ................................................    $     937,874     $     254,441
   Net realized gains (losses) from security transactions ...............          (93,933)          157,918
   Net realized losses from foreign currency transactions................         (235,290)         (106,555)
   Net change in unrealized appreciation/depreciation on investments.....          161,908           119,054
   Net change in unrealized appreciation/depreciation on translation
     of assets and liabilities in foreign currencies.....................           57,520           (22,573)
                                                                             --------------   ---------------
Net increase in net assets from operations ..............................          828,079           402,285
                                                                             --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ..................................         (173,473)         (232,249)
   From net investment income, Class C ..................................          (51,783)          (13,837)
                                                                             --------------   ---------------
Decrease in net assets from distributions to shareholders ...............         (225,256)         (246,086)
                                                                             --------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold ............................................        2,196,018        13,448,590
   Net asset value of shares issued in reinvestment of
     distributions to shareholders.......................................          167,215           226,752
   Payments for shares redeemed .........................................       (3,249,417)         (560,630)
                                                                             --------------   ---------------
Net increase (decrease) in net assets from Class A share transactions ...         (886,184)       13,114,712
                                                                             --------------   ---------------

CLASS C
   Proceeds from shares sold ............................................        2,001,544         4,554,154
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                                                  50,833            13,614
   Payments for shares redeemed..........................................         (895,367)          (23,635)
                                                                             --------------   ---------------
Net increase in net assets from Class C share transactions ..............        1,157,010         4,544,133
                                                                             --------------   ---------------
Net increase in net assets from capital share transactions...............          270,826        17,658,845
                                                                             --------------   ---------------


TOTAL INCREASE IN NET ASSETS  ...........................................          873,649        17,815,044

NET ASSETS:
   Beginning of period...................................................       17,815,044              --
                                                                             --------------   ---------------
   End of period.........................................................    $  18,688,693     $  17,815,044
                                                                             ==============   ===============

UNDISTRIBUTED NET INVESTMENT INCOME .....................................    $     720,973     $       8,355
                                                                             ==============   ===============

(A)Represents the period from initial public offering of shares (February 1, 1995) through September 30, 1995.

See accompanying notes to financial statements.


SHORT TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                    YEAR ENDED SEPTEMBER 30,

                                                      1996        1995        1994        1993        1992
- -------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year............    $   1.00    $   1.00    $   1.00    $   1.00     $  1.00
                                                  ----------   ---------   ----------   ---------  -----------

Net investment income ..........................       0.044       0.046       0.027       0.022       0.035
                                                  ----------   ---------   ----------   ---------  -----------

Dividends from net investment income............      (0.044)     (0.046)     (0.027)     (0.022)     (0.035)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of year..................    $   1.00    $   1.00    $   1.00    $   1.00     $  1.00
                                                  ==========   =========   ==========   =========  ===========


Total return ...................................       4.51%       4.69%       2.72%       2.24%       3.55%
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of year (000's) ..............    $ 91,439    $ 87,141    $ 89,708    $ 96,962     $91,519
                                                  ----------   ---------   ----------   ---------  -----------

Ratio of expenses to average net assets ........       0.99%       0.99%       0.99%       0.99%       0.99%

Ratio of net investment income to average
   net assets                                          4.42%       4.59%       2.69%        2.22%      3.51%
- -------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


INSTITUTIONAL GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                    YEAR ENDED SEPTEMBER 30,
===================================================================================================================

                                                      1996        1995        1994        1993        1992
- -------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year............    $   1.00    $   1.00    $   1.00    $   1.00     $  1.00
                                                  ----------   ---------   ----------   ---------  -----------

Net investment income...........................       0.051       0.053       0.034       0.029       0.040
                                                  ----------   ---------   ----------   ---------  -----------

Dividends from net investment income............      (0.051)     (0.053)     (0.034)     (0.029)     (0.040)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of year..................    $   1.00    $   1.00    $   1.00    $   1.00     $  1.00
                                                  ==========   =========   ==========   =========  ===========

Total return....................................       5.18%       5.42%       3.43%       2.96%       4.08%
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of year (000's) ..............    $ 39,382    $ 36,009    $ 41,769    $ 34,610     $43,432
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets(A) .....       0.40%       0.40%       0.40%       0.40%       0.37%

Ratio of net investment income to average
  net assets                                           5.06%       5.30%       3.41%       2.92%       4.04%
- -------------------------------------------------------------------------------------------------------------------

(A)Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.49%, 0.42%, 0.42%, 0.48% and 0.43% for the years ended September 30, 1996, 1995, 1994, 1993 and 1992, respectively (Note 4).

See accompanying notes to financial statements.


INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS - CLASS A
===================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                    YEAR ENDED SEPTEMBER 30,

                                                      1996        1995        1994        1993        1992
- -------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year............    $  10.73    $  10.14    $  11.59    $  11.10     $ 10.45
                                                  ----------   ---------   ----------   ---------  -----------
Income from investment operations:
   Net investment income........................        0.61        0.64        0.56        0.60        0.68
   Net realized and unrealized gains (losses)
     on investments.............................       (0.24)       0.59       (1.32)       0.49        0.65
                                                  ----------   ---------   ----------   ---------  -----------
Total from investment operations................        0.37        1.23      (0.76)       1.09        1.33
                                                  ----------   ---------   ----------   ---------  -----------
Less distributions:
   Dividends from net investment income.........       (0.61)      (0.64)     (0.56)      (0.60)      (0.68)
   Distributions from net realized gains........        --          --        (0.13)         --          --
                                                  ----------   ---------   ----------   ---------  -----------
Total distributions.............................       (0.61)      (0.64)     (0.69)      (0.60)      (0.68)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of year..................    $  10.49    $  10.73    $  10.14    $  11.59     $ 11.10
                                                  ==========   =========   ==========   =========  ===========

Total return(A) ................................       3.55%      12.52%       (6.76%)     10.15%      13.27%
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of year (000's)...............    $ 56,095    $ 56,969    $ 64,395    $ 89,666     $59,290
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets.........       0.99%       0.99%       0.99%       0.99%       1.00%

Ratio of net investment income to average
   net assets...................................       5.75%       6.17%       5.17%       5.31%       6.40%

Portfolio turnover rate.........................         70%         58%        236%        255%         76%
- -------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.

 See accompanying notes to financial statements.


INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS - CLASS C
===================================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                                YEAR              YEAR             PERIOD
                                                                ENDED             ENDED             ENDED
                                                              SEPT. 30,         SEPT. 30,         SEPT. 30,
                                                                1996              1995             1994(A)
- -------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period..................   $        10.73    $       10.14     $       11.27
                                                           --------------    --------------   ---------------
Income from investment operations:
   Net investment income................................             0.56             0.59              0.34
   Net realized and unrealized gains (losses) on
     investments........................................            (0.24)            0.59             (1.13)
                                                           --------------    --------------   ---------------

Total from investment operations........................             0.32             1.18             (0.79)
                                                           --------------    --------------   ---------------
Less distributions:
   Dividends from net investment income.................            (0.56)           (0.59)            (0.34)
                                                           --------------    --------------   ---------------
Total distributions.....................................            (0.56)           (0.59)            (0.34)
                                                           --------------    --------------   ---------------

Net asset value at end of period........................   $        10.49    $       10.73     $       10.14
                                                           ==============    ==============   ===============

Total return(B) ........................................            3.03%           11.96%            (10.38%)(D)
                                                           ==============    ==============   ===============

Net assets at end of period (000's).....................   $          771    $         598     $         508
                                                           ==============    ==============   ===============

Ratio of expenses to average net assets(C) .............            1.49%            1.48%             1.46%(D)

Ratio of net investment income to average net assets....            5.25%            5.60%             4.89%(D)

Portfolio turnover rate.................................              70%              58%              236%(D)
- -------------------------------------------------------------------------------------------------------------------

(A) Represents the period from initial public offering of Class C shares (February 1, 1994) through September 30, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.96%, 3.57% and 2.41%(D) for the periods ended September 30, 1996, 1995 and 1994, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS - CLASS A
===================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                       YEAR           YEAR            YEAR          PERIOD
                                                       ENDED          ENDED           ENDED          ENDED
                                                     SEPT. 30,      SEPT. 30,       SEPT. 30,      SEPT. 30,
                                                       1996           1995            1994          1993(A)
- -------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period ........   $       9.78    $       9.82    $     10.01    $     10.00
                                                  ------------   --------------  -------------  --------------
Income from investment operations:
   Net investment income ......................           0.57            0.55           0.39           0.28
   Net realized and unrealized gains (losses)
     on investments                                       0.03           (0.04)         (0.18)          0.01
                                                  ------------   --------------  -------------  --------------
Total from investment operations ..............           0.60            0.51           0.21           0.29
                                                  ------------   --------------  -------------  --------------
Less distributions:
   Dividends from net investment income........          (0.57)          (0.55)        (0.39)          (0.28)
   Distributions from net realized gains.......             --              --         (0.01)              -
                                                  ------------   --------------  -------------  --------------
Total distributions ...........................          (0.57)          (0.55)        (0.40)          (0.28)
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period ..............   $       9.81    $       9.78    $      9.82    $     10.01
                                                  ============   ==============  =============  ==============

Total return(B) ...............................          6.32%           5.33%           2.09%          4.56%(D)
                                                  ============   ==============  =============  ==============


Net assets at end of period (000's) ...........   $     11,732    $     20,752    $    37,572    $    24,400
                                                  ============   ==============  =============  ==============

Ratio of expenses to average net assets(C) ....          0.75%           0.75%          0.68%          0.22%(D)

Ratio of net investment income to average net assets     5.91%           5.57%          3.91%          4.17%(D)

Portfolio turnover rate .......................            44%            115%            81%           170%(D)
- -------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of Class A shares (February 10, 1993) through September 30, 1993.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.46%, 1.21%, 0.78% and 1.18%(D) for the periods ended September 30, 1996, 1995, 1994 and 1993, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS - CLASS C
===================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================

                                                                                  YEAR             PERIOD
                                                                                  ENDED             ENDED
                                                                                SEPT. 30,         SEPT. 30,
                                                                                  1996             1995(A)
- -------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..................................    $        9.78     $        9.76
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income ................................................             0.52              0.22
   Net realized and unrealized gains on investments .....................             0.03              0.02
                                                                             --------------   ---------------
Total from investment operations ........................................             0.55              0.24
                                                                             --------------   ---------------

Less distributions:
   Dividends from net investment income..................................            (0.52)            (0.22)
                                                                             --------------   ---------------
Total distributions .....................................................            (0.52)            (0.22)
                                                                             --------------   ---------------

Net asset value at end of period ........................................    $        9.81     $        9.78
                                                                             ==============   ===============

Total return(B) .........................................................             5.77%             5.87%(D)
                                                                             ==============   ===============

Net assets at end of period (000's) .....................................    $         629     $          86
                                                                             ==============   ===============

Ratio of expenses to average net assets(C) ..............................            1.24%             1.24%(D)

Ratio of net investment income to average net assets ....................            5.17%             5.38%(D)

Portfolio turnover rate .................................................              44%              115%(D)

- -------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the initial public  offering of Class C shares (May 1, 1995) through  September
    30, 1995.
(B) The total returns shown do not include the effect of applicable sales loads.
(C  Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 7.58% and 18.84%(D) for the periods ended September 30, 1996 and 1995, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.


GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS - CLASS A
=============================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================
                                                                                  YEAR             PERIOD
                                                                                  ENDED             ENDED
                                                                                SEPT. 30,        SEPT. 30,
                                                                                  1996             1995(A)
- -------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.64     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.57              0.35
   Net realized and unrealized gains (losses) on investments and
      foreign currency                                                               (0.05)             0.64
                                                                             --------------   ---------------
Total from investment operations.........................................             0.52              0.99
                                                                             --------------   ---------------

Less distributions:
   Dividends from net investment income..................................            (0.13)            (0.35)
                                                                             --------------   ---------------
Total distributions......................................................            (0.13)            (0.35)
                                                                             --------------   ---------------

Net asset value at end of period.........................................    $       11.03     $       10.64
                                                                             ==============   ===============

Total return(B) .........................................................            4.88%             14.89%(D)
                                                                             ==============   ===============

Net assets at end of period (000's)......................................    $      12,841     $      13,297
                                                                             ==============   ===============

Ratio of expenses to average net assets(C) ..............................            1.35%             1.33%(D)

Ratio of net investment income to average net assets.....................            4.97%             4.30%(D)

Portfolio turnover rate..................................................             235%              130%(D)
- ----------------------------------------------------------------------------------------------------------------

(A) Represents the period from initial public offering of Class A shares (February 1, 1995) through September 30, 1995.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.50% and 2.47%(D) for the periods ended September 30, 1996 and 1995, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.


GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS - CLASS C
=============================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================
                                                                                  YEAR             PERIOD
                                                                                  ENDED             ENDED
                                                                                SEPT. 30,         SEPT. 30,
                                                                                  1996             1995(A)
- -------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period...................................    $       10.59     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.51              0.38
   Net realized and unrealized gains (losses) on investments and
      foreign currency                                                               (0.08)             0.57
                                                                             --------------   ---------------
Total from investment operations.........................................             0.43              0.95
                                                                             --------------   ---------------

Less distributions:
   Dividends from net investment income..................................            (0.10)            (0.36)
                                                                             --------------   ---------------
Total distributions......................................................            (0.10)            (0.36)
                                                                             --------------   ---------------

Net asset value at end of period.........................................    $       10.92     $       10.59
                                                                             ==============   ===============

Total return(B) .........................................................            4.10%            14.25%(D)
                                                                             ==============   ===============

Net assets at end of period (000's)......................................    $       5,847     $       4,518
                                                                             ==============   ===============

Ratio of expenses to average net assets(C) ..............................            2.00%             1.98%(D)

Ratio of net investment income to average net assets.....................            4.34%             3.70%(D)

Portfolio turnover rate..................................................             235%              130%(D)
- ----------------------------------------------------------------------------------------------------------------

(A) Represents the period from initial public offering of Class C shares (February 1, 1995) through September 30, 1995.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 3.45%(D) for the periods ended September 30, 1996 and 1995, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1996
==============================================================================
1.  ORGANIZATION

The Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund (collectively, the Funds) are each a series of Midwest Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Short Term Government Fund invests primarily in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital.

The Institutional Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds.

The Intermediate Term Government Income Fund invests primarily in U.S. Government obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years and seeks high current income, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Adjustable Rate U.S. Government Securities Fund seeks high current income, consistent with lower volatility of principal, by investing primarily in mortgage-backed securities created from pools of adjustable rate mortgages which are issued or guaranteed by the United States Government, its agencies or instrumentalities.

The Global Bond Fund seeks high total return, through both income and capital appreciation. The Fund invests primarily in high-grade domestic and foreign fixed-income securities.

The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund and 4% for the Global Bond Fund, and a distribution fee of up to 0.35% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase, and a distribution fee of up to 1% of average daily net assets.) Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Short Term Government Income Fund securities and Institutional Government Income Fund securities are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Intermediate Term Government Income Fund securities, Adjustable Rate U.S. Government Securities Fund securities and Global Bond Fund securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The U.S. dollar value of foreign securities and forward foreign currency exchange contracts in the Global Bond Fund is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the adviser, including banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value per share of the Short Term Government Income Fund and the Institutional Government Income Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The net asset value per share of each class of shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund is also calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Global Bond Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund. Dividends arising from net investment income are declared and paid at the discretion of management to shareholders of the Global Bond Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned by the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of September 30, 1996:


- -------------------------------------------------------------------------------------------------------------
                                                                               ADJUSTABLE
                                                            INTERMEDIATE        RATE U.S.
                                                                TERM           GOVERNMENT          GLOBAL
                                                             GOVERNMENT        SECURITIES           BOND
                                                             INCOME FUND          FUND              FUND


Gross unrealized appreciation...........................   $      858,035    $     127,545     $     410,718
Gross unrealized depreciation...........................         (647,331)          (2,944)          (84,937)
                                                           --------------    --------------   ---------------

   Net unrealized appreciation.    .....................   $      210,704    $     124,601     $     325,781
                                                           ==============    ==============   ===============

Federal income tax cost.................................   $   55,534,106    $  11,382,080     $  17,784,437
                                                           ==============    ==============   ===============
- --------------------------------------------------------------------------------------------------------------


As of September 30, 1996, the Institutional Government Income Fund had capital loss carryforwards for federal income tax purposes of $24,902, none of which will expire prior to September 30, 2001. As of September 30, 1996, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund had capital loss carryforwards for federal income tax purposes of $2,899,292 and $1,249,150, respectively, none of which will expire prior to September 30, 2003. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- In accordance with generally accepted accounting principles, the Global Bond Fund, as of September 30, 1996, reclassified $433,066 from accumulated net realized losses on foreign currency transactions to undistributed net investment income. This reclassification, which has no impact on the net asset value of the Fund, is primarily attributable to permanent differences between federal income tax regulations and generally accepted accounting principles regarding the classification of realized foreign currency gains and losses.

3.  INVESTMENT TRANSACTIONS
During the year ended September 30, 1996, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $40,146,808 and $38,527,439, respectively, for the Intermediate Term Government Income Fund, $6,594,895 and $14,647,758, respectively, for the Adjustable Rate U.S. Government Securities Fund and $41,658,696 and $39,696,182, respectively, for the Global Bond Fund.

4.  TRANSACTIONS WITH AFFILIATES
The President of the Trust is the controlling shareholder of Leshner Financial, Inc., whose subsidiaries include Midwest Group Financial Services, Inc. (the Adviser), the Trust's investment manager and principal underwriter, and MGF Service Corp. (MGF), the shareholder servicing and transfer agent and accounting and pricing agent for the Trust.

MANAGEMENT AND SUBADVISORY AGREEMENTS
Each Fund's investments are supervised by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50,000,000; 0.45% of such net assets from $50,000,000 to $150,000,000; 0.40% of such net assets from $150,000,000 to $250,000,000; and 0.375% of such net assets in excess of $250,000,000. The Institutional Government Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets. The Global Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $100,000,000 and 0.60% of such net assets in excess of $100,000,000.

The Adviser retains Hanover Capital Advisors, Inc. (Hanover) to regularly review the Adjustable Rate U.S. Government Securities Fund's portfolio holdings, recommend securities to be purchased for the Fund and confer with the Adviser regarding the credit and maturity guidelines for investments in the Fund's portfolio. The Adviser (not the Fund) pays Hanover a fee equal to an annual rate of 0.25% of the Fund's average daily net assets up to $50,000,000; 0.225% of such net assets from $50,000,000 to $150,000,000; 0.20%
of such net assets from $150,000,000 to $250,000,000; and 0.1875% of such net assets in excess of $250,000,000. The fee paid to Hanover is subject to reduction in the event the Adviser waives or reimburses any portion of its advisory fee in order to reduce the operating expenses of the Fund.

The Adviser retains Rogge Global Partners, plc (Rogge) to manage the Global Bond Fund's investments. The Adviser (not the Fund) pays Rogge a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets up to $100,000,000 and 0.30% of such net assets in excess of $100,000,000.

In order to voluntarily reduce operating expenses during the year ended September 30, 1996, the Adviser waived $32,783 of its advisory fees for the Institutional Government Income Fund; reimbursed $10,334 of Class C expenses for the Intermediate Term Government Income Fund; waived its entire advisory fee of $79,927 and reimbursed $33,564 of common expenses and $11,886 of Class C expenses for the Adjustable Rate U.S. Government Securities Fund; and waived $6,473 of its advisory fees and reimbursed $16,631 of Class A expenses for the Global Bond Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Short Term Government Income Fund and the Institutional Government Income Fund and $21.00 per shareholder account from each of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee, based on current asset levels, of $3,000 per month from each of the Short Term Government Income Fund and the Institutional Government Income Fund, $4,250 per month from each of the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund, and $4,750 per month from the Global Bond Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $4,512, $1,049 and $3,490 from underwriting and broker commissions on the sale of Class A shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund, respectively, for the year ended September 30, 1996. In addition, the Adviser collected $913, $600, and $5,973 of contingent deferred sales loads on the redemption of Class C shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.10% of the Institutional Government Income Fund's average daily net assets and 0.35% of each of the other Funds' average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

5.  CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended September 30, 1996 and 1995:


- -----------------------------------------------------------------------------------------------------------
                                               INTERMEDIATE TERM       ADJUSTABLE RATE              GLOBAL
                                                 GOVERNMENT            U.S. GOVERNMENT               BOND
                                                 INCOME FUND           SECURITIES FUND               FUND

                                              YEAR         YEAR        YEAR         YEAR         YEAR       PERIOD
                                              ENDED        ENDED       ENDED        ENDED        ENDED       ENDED
                                            SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,
                                              1996         1995        1996         1995          1996      1995(A)
- --------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold............................    1,824,629     1,296,111    1,317,967    1,751,161     202,237   1,280,982
Shares issued in reinvestment of
  distributions to shareholders........      274,432       297,350       83,368      115,143      15,285      20,956
Shares redeemed........................   (2,059,645)   (2,637,294)  (2,327,350)  (3,571,519)   (302,506)    (52,629)
                                          ----------     ---------- ----------- -------------- ------------ ---------
Net increase (decrease) in shares
  outstanding..........................       39,416    (1,043,833)    (926,015)  (1,705,215)    (84,984)   1,249,309
Shares outstanding, beginning of period    5,308,934     6,352,767    2,121,595    3,826,810   1,249,309          --
                                          ----------     ---------   ----------  ------------ ------------- ---------
Shares outstanding, end of period......    5,348,350     5,308,934    1,195,580    2,121,595   1,164,325    1,249,309
                                          ==========     ==========  =========== ============ ============= =========

CLASS C
Shares sold............................       36,099        42,546     63,042          8,783     187,748      427,772
Shares issued in reinvestment of
  distributions to shareholders........        3,345         2,836        824            154       4,672        1,259
Shares redeemed........................      (21,699)      (39,738)    (8,583)          (103)    (83,836)      (2,192)
                                          ----------     ---------- ----------- ------------- -----------   ----------
Net increase in shares outstanding.....       17,745         5,644     55,283          8,834     108,584      426,839
Shares outstanding, beginning of period       55,773        50,129      8,834            --      426,839           --
                                          ----------     ---------- ----------- ------------- -----------   ----------
Shares outstanding, end of period......       73,518        55,773     64,117          8,834     535,423      426,839
                                          ==========     ========== =========== ============= ===========   ==========
- ----------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of shares (February 1, 1995) through September 30, 1995.

Share transactions for the Short Term Government Income Fund and the Institutional Government Income Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  FOREIGN CURRENCY TRANSLATION
With respect to the Global Bond Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

         A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

         B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

         C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from 1)sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

7.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Global Bond Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At September 30, 1996, the Global Bond Fund had forward foreign currency exchange contracts outstanding as follows:


- -------------------------------------------------------------------------------------------------------------
                                                                                                    NET
                                                                                                UNREALIZED
      SETTLEMENT                    TO RECEIVE               INITIAL           MARKET          APPRECIATION
         DATE                      (TO DELIVER)               VALUE             VALUE         (DEPRECIATION)
- -------------------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
     10/04/96                    (1,140,237) DEM         $ (749,344)      $ (747,774)      $     1,570
                               =============
     11/15/96                    (6,009,525) DEM         (3,965,080)      (3,952,199)           12,881
                               =============
     11/15/96                    (4,680,794) DKK           (807,033)        (801,761)            5,272
                               =============
     11/15/96                   (48,000,000) ESP           (375,843)        (373,787)            2,056
                               =============
     11/15/96                  (400,000,000) ITL           (260,833)        (261,877)          (1,044)
                               =============
     11/15/96                      (759,192) NLG           (450,292)        (445,306)            4,986
                               =============             -----------      -----------        ----------
Total sell contracts                                      (6,608,425)      (6,582,704)           25,721
                                                         -----------      -----------        ----------

CONTRACTS TO BUY
     10/03/96                        766,381  CAD            561,126          562,569            1,443
                               =============
     10/04/96                        479,212  GBP            749,344          749,200             (144)
                               =============
     10/08/96                        708,716  AUD            561,835          560,554           (1,281)
                               =============
     11/15/96                      3,370,000  DKK            579,376          577,239           (2,137)
                               =============
     11/15/96                     48,000,000  ESP            375,731          373,787           (1,944)
                               =============
     11/15/96                    324,607,794  JPY          2,961,750        2,932,436          (29,314)
                               =============             -------------   -------------     -------------
Total buy contracts                                        5,789,162        5,755,785          (33,377)
                                                         -------------   -------------     -------------

NET CONTRACTS                                             $ (819,263)      $ (826,919)      $   (7,656)
                                                         =============   =============     =============
- --------------------------------------------------------------------------------------------------------

AUD-Australian Dollar          DKK-Danish Krone               ITL-Italian Lira
CAD-Canadian Dollar            ESP-Spanish Peseta             JPY-Japanese Yen
DEM-German Deutschemark        GBP-British Pound Sterling     NLG-Netherlands Guilder

8.  SPECIAL MEETING OF GLOBAL BOND FUND SHAREHOLDERS (UNAUDITED)
On August 27, 1996, a Special Meeting of Shareholders of the Global Bond Fund was held to approve or disapprove a new investment advisory agreement with Rogge. The approval of the new investment advisory agreement, which has substantially indentical terms and conditions as the previous agreement, was made necessary because of the acquisition of Rogge by United Asset Management Corporation. The total number of shares of the Fund present by proxy represented 59.9% of the shares entitled to vote at the meeting. The results of the voting were as follows: 1,073,533.278 shares for approval, no shares against approval and 3,963.428 shares abstaining.


SHORT TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1996
===========================================================================================================
       PAR                                                                         YIELD TO          MARKET
      VALUE      U.S. TREASURY OBLIGATIONS-- 55.6%                               MATURITY(1)         VALUE
- -------------------------------------------------------------------------------------------------------------

 $    5,000,000  U.S. Treasury Bills, 11/14/96.............................           5.349%   $   4,968,344
      5,000,000  U.S. Treasury Notes, 4.375%, 11/15/96.....................           5.495%       4,993,196
      3,000,000  U.S. Treasury Notes, 6.50%, 11/30/96......................  5.309 to 5.544%       3,004,781
      5,000,000  U.S. Treasury Bills, 12/12/96.............................           5.254%       4,948,200
      5,000,000  U.S. Treasury Bills, 12/19/96.............................           5.214%       4,943,548
      7,000,000  U.S. Treasury Notes, 8.00%, 1/15/97.......................  5.594 to 5.770%       7,044,513
      5,000,000  U.S. Treasury Bills, 1/23/97..............................           5.344%       4,917,113
      4,000,000  U.S. Treasury Notes, 4.75%, 2/15/97.......................           5.657%       3,986,443
     12,000,000  U.S. Treasury Notes, 6.75%, 2/28/97.......................  5.380 to 5.399%      12,065,728
- ---------------                                                                               ---------------
 $   51,000,000  TOTAL U.S. TREASURY OBLIGATIONS
===============
                 (Amortized Cost $50,871,866)..............................                    $  50,871,866
                                                                                             ---------------
==============================================================================================================
      FACE                                                                                         MARKET
     AMOUNT       REPURCHASE AGREEMENTS(2) -- 44.1%                                                 VALUE
- --------------------------------------------------------------------------------------------------------------

 $      978,000  Nesbitt Burns Securities, Inc., 4.50%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $978,122............................................   $     978,000
     13,500,000  Fuji Securities, Inc., 5.77%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $13,502,164.........................................      13,500,000
     12,300,000  Daiwa Securities, Inc., 5.60%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $12,301,913.........................................      12,300,000
     13,500,000  Dean Witter Reynolds, Inc., 5.15%, dated 9/26/96, due 10/3/96,
                    repurchase proceeds $13,513,519........................................       13,500,000
- ---------------                                                                               ---------------
 $   40,278,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $  40,278,000
===============                                                                               ---------------
                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.7% ..............   $  91,149,866

                 OTHER ASSETS AND LIABILITIES, NET-- 0.3% ..................................         289,618
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  91,439,484
                                                                                              ===============

(1)      Yield to maturity at date of purchase.
(2)      Repurchase agreements are fully collateralized by U.S. Government obilgations.

See accompanying notes to financial statements.


INSTITUTIONAL GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1996

===========================================================================================================
       PAR                                                                          YIELD TO      MARKET
      VALUE      U.S. GOVERNMENT AGENCY ISSUES-- 59.0%                             MATURITY(1)     VALUE
- -----------------------------------------------------------------------------------------------------------
 $    1,000,000  Federal Home Loan Bank Notes, 5.59%, 10/16/96....................    5.403%   $  1,000,070
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 5.53%, 11/1/96...........    5.453%      2,000,117
      2,000,000  Federal National Mortgage Assoc. Notes, 4.50% 11/1/96............    5.399%      1,998,339
        250,000  Federal Home Loan Mortgage Corp. Notes, 4.625%, 11/15/96.........    5.390%        249,749
      1,000,000  Tennessee Valley Authority Notes, 8.25%, 11/15/96................    5.480%      1,003,210
      2,000,000  Federal National Mortgage Assoc. Discount Notes, 12/19/96........    5.430%      1,976,475
      2,815,000  Student Loan Marketing Assoc. Floating Rate Notes, 12/20/96.....        --       2,814,786
        400,000  Federal National Mortgage Assoc. Notes, 7.60%, 1/10/97...........    5.709%        402,004
      2,500,000  Federal Home Loan Mortgage Corp. Notes, 7.91%, 1/13/97...........    5.460%      2,516,788
      1,000,000  Federal Home Loan Bank Discount Notes, 1/13/97...................    5.444%        984,891
        350,000  Tennessee Valley Authority Notes, 6.00%, 1/15/97.................    5.793%        350,193
      1,000,000  Federal National Mortgage Assoc. Discount Notes, 1/30/97.........    5.479%        982,354
        250,000  Federal Home Loan Bank Notes, 4.505%, 1/31/97....................    5.650%        249,075
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 4.78%, 2/10/97...........    5.540%      1,994,661
      2,000,000  Federal Home Loan Bank Discount Notes, 2/21/97...................    5.422%      1,958,053
        278,533  Federal Home Loan Mortgage Corp. #M12937, 6.50%, 3/1/97..........    6.500%        278,533
      2,000,000  Federal Home Loan Bank Notes, 9.15%, 3/25/97.....................    5.668%      2,032,723
        202,555  Federal Home Loan Mortgage Corp. #M14862, 6.50%, 8/1/97..........    6.565%        202,450
        219,120  Federal Home Loan Mortgage Corp. #M15133, 6.50%, 9/1/97..........    6.437%         219,242
- ---------------                                                                               ---------------
 $   23,265,208  TOTAL U.S. GOVERNMENT AGENCY ISSUES
===============
                 (Amortized Cost $23,213,713).....................................             $  23,213,713
                                                                                            ---------------
============================================================================================================
      FACE                                                                                        MARKET
     AMOUNT      REPURCHASE AGREEMENTS(2)-- 40.5%                                                  VALUE
- ------------------------------------------------------------------------------------------------------------

 $    2,957,000  Nesbitt Burns Securities, Inc., 4.50%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $2,957,370..........................................   $   2,957,000
      5,000,000  Fuji Securities, Inc., 5.77%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $5,000,801..........................................       5,000,000
      3,000,000  Daiwa Securities, Inc., 5.60%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $3,000,467..........................................       3,000,000
      5,000,000  Dean Witter Reynolds, Inc., 5.15%, dated 9/26/96, due 10/3/96,
                    repurchase proceeds $5,005,007..........................................       5,000,000
- ---------------                                                                               ---------------

 $   15,957,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $  15,957,000
===============                                                                               ---------------
                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.5% ..............   $  39,170,713

                 OTHER ASSETS AND LIABILITIES, NET-- 0.5% ..................................         211,351
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  39,382,064
                                                                                              ===============

(1)      Yield to maturity at date of purchase.
(2)      Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


INTERMEDIATE TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1996
==========================================================================================================
       PAR                                                                                        MARKET
      VALUE      INVESTMENTS -- 98.0%                                                               VALUE
- -----------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 12.9%
 $    1,000,000  U.S. Treasury Notes, 7.75%, 2/15/01........................................   $  1,048,750
      1,000,000  U.S. Treasury Notes, 8.00%, 5/15/01........................................      1,060,625
      3,000,000  U.S. Treasury Notes, 7.875%, 8/15/01.......................................      3,173,439
      2,000,000  U.S. Treasury Notes, 7.50%, 11/15/01.......................................      2,086,874
- ---------------                                                                               ---------------
 $    7,000,000  TOTAL U.S. TREASURY OBLIGATIONS
- ---------------
                 (Amortized Cost $7,084,664)................................................   $   7,369,688
                                                                                              ---------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 85.1%
 $    1,000,000  Federal National Mortgage Assoc. Notes, 7.89%, 2/23/00.....................   $  1,024,210
      2,000,000  Student Loan Marketing Assoc. Notes, 6.05%, 9/14/00........................      1,969,014
      1,500,000  Federal National Mortgage Assoc. Notes, 6.35%, 10/19/00....................      1,476,885
      2,000,000  Federal Home Loan Bank Notes, 5.58%, 2/23/01...............................      1,919,962
      1,000,000  Federal National Mortgage Assoc. Notes, 6.45%, 3/26/01.....................        988,910
      2,000,000  Federal National Mortgage Assoc. Notes, 6.83%, 4/23/01.....................      1,997,560
      3,000,000  Federal National Mortgage Assoc. Notes, 6.74%, 5/7/01......................      2,995,049
      1,000,000  Student Loan Marketing Assoc. Medium Term Notes, 7.50%, 7/2/01.............      1,034,020
      3,000,000  Federal Home Loan Bank Notes, 7.31%, 7/6/01................................      3,084,099
      3,000,000  Federal Home Loan Bank Medium Term Notes, 8.43%, 8/1/01....................      3,214,770
      2,300,000  Federal Home Loan Bank Notes, 6.25%, 9/27/01...............................      2,254,388
      1,410,000  Federal National Mortgage Assoc. Strips, 3/9/02............................      1,373,166
      2,000,000  Federal National Mortgage Assoc. Notes, 7.55%, 4/22/02.....................      2,077,688
      1,000,000  Federal Home Loan Mortgage Corp. Notes, 6.07%, 2/5/03......................        957,725
      1,000,000  Federal National Mortgage Assoc. Notes, 6.72%, 2/25/03.....................        983,140
      3,000,000  Federal National Mortgage Assoc. Notes, 6.20%, 7/10/03.....................      2,873,985
      2,000,000  Federal National Mortgage Assoc. Notes, 6.25%, 8/12/03.....................      1,912,284
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 8.19%, 10/6/04.....................      2,065,110
      2,000,000  Federal Home Loan Mortgage Corp. Notes, 8.53%, 11/18/04....................      2,080,774
      1,000,000  Federal National Mortgage Assoc. Notes, 8.50%, 2/1/05......................      1,040,804
      1,000,000  Federal National Mortgage Assoc. Notes, 8.00%, 4/13/05.....................      1,006,810
      1,000,000  Federal Home Loan Mortgage Corp. Notes, 7.83%, 4/13/05.....................      1,021,172
      1,000,000  Federal Home Loan Mortgage Corp. Notes, 7.65%, 5/10/05.....................      1,008,546
      2,000,000  Federal National Mortgage Assoc. Medium Term Notes, 6.85%, 8/22/05.........      1,981,480
      2,000,000  Federal National Mortgage Assoc. Notes, 6.77%, 9/1/05......................      1,969,699
      1,000,000  Federal Home Loan Mortgage Corp. Notes, 6.75%, 1/19/06.....................        957,018
      3,000,000  Federal Home Loan Mortgage Corp. Notes, 8.57%, 10/26/09....................       3,106,854
- ---------------                                                                               ---------------
 $   48,210,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
- --------------
                 (Amortized Cost $48,449,442) ..............................................   $  48,375,122
                                                                                              ---------------
 $   55,210,000  TOTAL INVESTMENTS AT VALUE
===============
                 (Amortized Cost $55,534,106)...............................................   $  55,744,810
                                                                                              ---------------


INTERMEDIATE TERM GOVERNMENT INCOME FUND (continued)
==========================================================================================================
      FACE                                                                                        MARKET
     AMOUNT      REPURCHASE AGREEMENTS(1)-- 0.4%                                                  VALUE
- -----------------------------------------------------------------------------------------------------------
 $      226,000  Nesbitt Burns Securities, Inc., 4.50%, dated 9/30/96, due 10/1/96
                    repurchase proceeds $226,028............................................   $     226,000
- ---------------                                                                               ---------------
 $      226,000  TOTAL REPURCHASE AGREEMENTS ...............................................    $    226,000
===============                                                                               ---------------
                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.4% ..............   $  55,970,810

                 OTHER ASSETS AND LIABILITIES, NET-- 1.6% ..................................         895,133
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  56,865,943
                                                                                              ===============

(1)      Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 1996
=========================================================================================================
       PAR                                                                                        MARKET
      VALUE      ADJUSTABLE RATE U.S. GOVERNMENT AGENCY ISSUES-- 93.1%                            VALUE
- -----------------------------------------------------------------------------------------------------------

 $    1,458,589  Federal National Mortgage Assoc. #70907, 7.28%, 3/1/18.....................   $  1,508,159
      1,438,922  Federal Home Loan Mortgage Corp. #605793, 7.27%, 5/1/18....................      1,468,593
      1,841,468  Federal National Mortgage Assoc. #70614, 7.08%, 10/1/18....................      1,887,016
      2,043,443  Federal Home Loan Mortgage Corp. #846013, 7.72%, 6/1/22....................      2,108,472
         78,766  Government National Mortgage Assoc. #8182, 7.13%,4/20/23...................         79,799
        967,807  Federal Home Loan Mortgage Corp. #846303, 7.46%, 6/24/26...................      1,000,115
      1,206,404  Federal National Mortgage Assoc. #70176, 7.33%, 8/1/27.....................      1,245,110
      2,143,611  Federal National Mortgage Assoc. #70243, 7.33%, 3/1/28.....................       2,209,417
- ---------------                                                                               ---------------
 $   11,179,010  TOTAL ADJUSTABLE RATE U.S. GOVERNMENT AGENCY ISSUES
===============
                 (Amortized Cost $11,382,080)...............................................   $  11,506,681
                                                                                              ---------------

============================================================================================================
      FACE                                                                                        MARKET
     AMOUNT      REPURCHASE AGREEMENTS(1)-- 6.2%                                                  VALUE
- ------------------------------------------------------------------------------------------------------------
 $      769,000  Nesbitt Burns Securities, Inc., 4.50%, dated 9/30/96, due 10/1/96,
                    repurchase proceeds $769,096............................................   $     769,000
- ---------------                                                                               ---------------
 $      769,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $     769,000
===============                                                                               ---------------
                 TOTAL  INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.3% .............   $  12,275,681

                 OTHER ASSETS AND LIABILITIES, NET-- 0.7% ..................................          84,764
                                                                                              ---------------
                 NET ASSETS-- 100.0% .......................................................   $  12,360,445
                                                                                              ===============

(1)      Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


GLOBAL BOND FUND
PORTFOLIO OF INVESTMENTS
September 30, 1996
==========================================================================================================
             PAR                                                                                  MARKET
            VALUE     INVESTMENTS -- 96.9%                                                         VALUE
- ----------------------------------------------------------------------------------------------------------
                      U.S. TREASURY OBLIGATIONS -- 20.3%
USD        805,000    U.S. Treasury Notes, 7.50%, 11/15/01..................................   $    839,967
USD      1,490,000    U.S. Treasury Notes, 6.375%, 8/15/02..................................      1,479,290
USD      1,158,000    U.S. Treasury Notes, 7.00%, 7/15/06...................................      1,181,521
USD        300,000    U.S. Treasury Bonds, 6.75%, 8/15/26...................................        293,156
                                                                                             ---------------
                      TOTAL U.S. TREASURY OBLIGATIONS
                      (Amortized Cost $3,766,894)...........................................   $   3,793,934
                                                                                              ---------------
                      ASSET-BACKED SECURITIES -- 1.0%
USD        195,000    American Express Credit Account Master Trust #1996-1, 6.80%, 12/15/03.   $     195,956
                                                                                              ---------------
                      TOTAL ASSET-BACKED SECURITIES
                      (Amortized Cost $196,645).............................................   $     195,956
                                                                                              ---------------
                      FOREIGN GOVERNMENT ISSUES -- 75.6%
AUD        610,000    Government of Australia, 10.00%, 10/15/07.............................   $     559,733
                                                                                              ---------------
CAD      1,890,000    Government of Canada, 7.00%, 12/1/06..................................       1,373,360
CAD        766,000    Government of Canada, 7.25%, 6/1/07...................................         564,173
                                                                                              ---------------
                                                                                                   1,937,533
                                                                                              ---------------
DEM        575,000    Federal Republic of Germany,  6.50%, 3/15/00..........................        400,885
DEM      1,880,000    Federal Republic of Germany,  5.875%, 5/15/00.........................      1,285,450
DEM        595,000    Treuhandanstalt,  7.75%, 10/1/02......................................        434,840
DEM      1,410,000    Treuhandanstalt,  7.125%, 1/29/03.....................................        284,306
DEM      1,036,000    Federal Republic of Germany,  6.50%, 7/15/03..........................         709,859
                                                                                              ---------------
                                                                                                   3,115,340
                                                                                              ---------------
DKK      3,050,000    Government of Denmark, 8.00%, 3/15/06.................................         557,762
                                                                                              ---------------
ESP     44,030,000    Government of Spain, 10.15%,  1/31/06.................................        392,486
ESP     44,300,000    Government of Spain, 8.80%,  4/30/06..................................         354,921
                                                                                              ---------------
                                                                                                     747,407
                                                                                              ---------------
GBP        765,000    U.K. Gilt, 8.50%, 12/7/05.............................................       1,265,891
GBP        673,000    U.K. Gilt, 7.50%, 12/7/06.............................................       1,039,673
                                                                                              ---------------
                                                                                                   2,305,564
                                                                                              ---------------
ITL    590,000,000    Government of Italy, 9.50%,  2/1/99...................................        403,024
ITL    315,000,000    Government of Italy, 10.50%,  4/1/05..................................        232,538
ITL    360,000,000    Government of Italy, 10.50%,  9/1/05..................................        265,828
ITL  1,745,000,000    Government of Italy, 9.50%,  2/1/06...................................       1,225,243
                                                                                              ---------------
                                                                                                   2,126,633
                                                                                              ---------------
NLG      1,380,000    Government of Netherlands, 8.50%,  3/15/01............................         921,909
                                                                                              ---------------


GLOBAL BOND FUND (continued)
============================================================================================================
             PAR                                                                                  MARKET
            VALUE     INVESTMENTS -- 96.9%                                                         VALUE
- -------------------------------------------------------------------------------------------------------------
SEK      9,100,000    Government of Sweden, 6.00%,  2/9/05..................................   $   1,257,166
SEK      3,800,000    Government of Sweden, 8.00%,  8/15/07.................................         591,281
                                                                                              ---------------
                                                                                                   1,848,447
                                                                                              ---------------
                      TOTAL FOREIGN GOVERNMENT ISSUES
                      (Amortized Cost $13,820,898)..........................................   $  14,120,328
                                                                                              ---------------
                      TOTAL INVESTMENTS AT VALUE
                      (Amortized Cost $17,784,437)..........................................   $  18,110,218

                      OTHER ASSETS AND LIABILITIES, NET-- 3.1% .............................         578,475
                                                                                              ---------------
                      NET ASSETS-- 100.0% ..................................................   $  18,688,693
                                                                                              ===============

AUD-Australian Dollar               GBP-British Pound Sterling
CAD-Canadian Dollar                 ITL-Italian Lira
DEM-German Deutschemark             NLG-Netherlands Guilder
DKK-Danish Krone                    SEK-Swedish Krona
ESP-Spanish Peseta                  USD-U.S. Dollar

See accompanying notes to financial statements.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
==============================================================================
Arthur Andersen LLP

To the Shareholders and Board of Trustees of Midwest Trust:

We have audited the accompanying statements of assets and liabilities of the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund of Midwest Trust (a Massachusetts business trust), including the portfolios of investments, as of September 30, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund of Midwest Trust as of September 30, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP


Cincinnati, Ohio,
November 6, 1996

                            MIDWEST TRUST

PART C.           OTHER INFORMATION
                  -----------------

Item 24.          Financial Statements and Exhibits
-------           ---------------------------------
                  (a)      (i)      Financial Statements included in Part A:

                                    Financial Highlights

                           (ii)     Financial Statements included in Part B:

                                    Portfolio of Investments, September 30, 1996

                                    Statements of Assets and Liabilities,
                                    September 30, 1996

                                    Statements of Operations for the Year Ended
                                    September 30, 1996

                                    Statements of Changes in Net Assets for the Years Ended September 30, 1996 and 1995

                                    Financial Highlights

                                    Notes to Financial Statements, September 30,
                                    1996

                  (b) Exhibits:

                    (1) (i) Copy of Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58, is hereby incorporated by reference.

                           (ii) Copy of Amendment No. 1, dated December 8, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 60, is hereby incorporated by reference.

                 (iii) Copy of Amendment No. 2, dated January 31, 1995, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 61, is hereby incorporated by reference.

                (2) (i) Copy of Registrant's Bylaws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 26, is hereby incorporated by reference.

                       (ii) Copy of Amendment to Registrant's Bylaws adopted on January 10, 1984, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

                  (3)      Voting Trust Agreements - None.

                  (4) Specimen of Share Certificate, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                  (5) (i) Copy of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Short Term Government Income Fund and the Intermediate Term Government Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 62, is hereby incorporated by reference.

                     (ii) Copy of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Institutional Government Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 62, is hereby incorporated by reference.

                    (iii) Copy of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Adjustable Rate U.S. Government Securities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 62, is hereby incorporated by reference.

                     (iv) Copy of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Global Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 61, is hereby incorporated by reference.

                     (v) Copy of Subadvisory Agreement between Midwest Group Financial Services, Inc. and Hanover Capital Advisors Inc. for the Adjustable Rate U.S. Government Securities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 62, is hereby incorporated by reference.

                     (vi) Copy of Advisory Agreement between Midwest
                          Group Financial Services, Inc. and Rogge
                          Global Partners plc for the Global Bond Fund is filed herewith.

                  (6) (i) Copy of Registrant's Underwriting Agreement
                          with Midwest Group Financial Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 63, is hereby incorporated by reference.

                      (ii)Form of Underwriter's Dealer Agreement, which
                          was filed as an Exhibit to Registrant's Post-Effective Amendment No. 63, is hereby incorporated by reference.

                  (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers
                          - None.

                  (8)  (i) Copy of Custody Agreement with The Fifth
                           Third Bank, the custodian for the Short Term
                           Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Adjustable Rate U.S. Government Securities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49, is hereby incorporated by reference.

                      (ii) Copy of Custody Agreement with The Northern
                           Trust Company, the custodian for the Global
                           Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 61, is hereby incorporated by reference.

                  (9) (i) Copy of Transfer Agency, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with MGF Service Corp., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 61, is hereby incorporated by reference.

                      (ii) Copy of Accounting and Pricing Services
                           Agreement with MGF Service Corp., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 63, is hereby incorporated by reference.

                      (iii)Copy of Administration Agreement between
                           Midwest Group Financial Services, Inc. and
                           MGF Service Corp. is filed herewith.

                  (10) Opinion and Consent of Goodwin, Procter & Hoar, which was filed with Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1996, is hereby incorporated by reference.

                  (11)   Consent of Arthur Andersen LLP is filed herewith.

                  (12)   Financial Statements Omitted from Item 23 - None.

                  (13) Agreements or understandings concerning initial capital - None.

                  (14)(i) Copy of the Midwest Group Individual
                          Retirement Account Plan, including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45, is hereby incorporated by reference.

                      (ii)Copy of the Midwest Group 403(b) Plan,
                          including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49, is hereby incorporated by reference.

                     (iii)Copy of the Midwest Group Prototype Defined
                          Contribution Plan, which was filed as an Exhibit to Post-Effective Amendment No. 4 of Leeb Personal FinanceTM Investment Trust (File No. 811-6374), is hereby incorporated by reference.

                  (15)(i) Copy of Registrant's Plans of Distribution, which were filed as an Exhibit to Post-Effective Amendment No. 58, is hereby incorporated by reference.

                      (ii) Form of Sales Agreement for Sales of No-Load
                           Mutual Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 61, is hereby incorporated by reference.

                     (iii) Form of Administration Agreement with respect
                           to the administration of shareholder
                           accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 63, is hereby incorporated by reference.

                  (16) Computations of each performance quotation provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 43, are hereby incorporated by reference.

                  (17)     Financial Data Schedules

                           (i) Financial Data Schedule for Short Term Government Income Fund is filed herewith.

                           (ii) Financial Data Schedule for Intermediate Term Government Income Fund - Class A is filed herewith.

                           (iii) Financial Data Schedule for Intermediate Term Government Income Fund - Class C is filed herewith.

                           (iv) Financial Data Schedule for Institutional Government Income Fund is filed herewith.

                           (v) Financial Data Schedule for Adjustable Rate U.S. Government Securities Fund - Class A is filed herewith.

                           (vi) Financial Data Schedule for Adjustable Rate U.S. Government Securities Fund - Class C is filed herewith.

                          (vii)   Financial Data Schedule for Global Bond Fund
                                  - Class A is filed herewith.

                         (viii)    Financial Data Schedule for Global Bond Fund
                                    - Class C is filed herewith.

                  (18) Amended Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System of the Midwest Group of Funds is filed herewith.

Item 25.          Persons Controlled by or Under Common Control with the
-------           ------------------------------------------------------
                  Registrant
                  ----------

                  None.

Item 26.          Number of Holders of Securities (as of December 31, 1996)
-------           -----------------------------------------------------------

                  Title of Class                               Number of
                  --------------                               Record
                                                               Holders
                                                               ----------

                  Short Term Government Income Fund             6,013

                  Intermediate Term Government Income Fund
                           Class A Shares                       2,017
                           Class C Shares                          61

                  Institutional Government Income Fund            485

                  Adjustable Rate U.S. Government Securities Fund
                           Class A Shares                          505
                           Class C Shares                           30

                  Global Bond Fund
                           Class A Shares                          334
                           Class C Shares                          140

Item 27.          Indemnification
-------           ---------------

                  Article VI of Registrant's Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

         "Section 6.4 Indemnification of Trustees,
          ----------- ---------------------------
         Officers, etc.  The Trust shall indemnify each of its
         -------------
         Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, and including persons who served as directors or officers of Midwest Income Investment Company) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

         Section 6.5    Advances of Expenses.  The Trust
         -----------    --------------------
         shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
         (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Section 6.6   Indemnification Not Exclusive, etc.  The
         -----------   -----------------------------------
         right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Trust" shall include Midwest Income Investment Company, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

         The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers and Midwest Group Financial Services, Inc. (the "Adviser"), in its capacity as investment adviser and principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

         The Advisory Agreements provide that each investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of an investment adviser in the performance of its duties or from the reckless disregard by the investment adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by an investment adviser in defending a proceeding, upon the undertaking by or on behalf of the investment adviser to repay the advance unless it is ultimately determined that the investment adviser is entitled to indemnification.

         The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.          Business and Other Connections of the Investment Advisers
                  ---------------------------------------------------------

          A. Midwest Group Financial Services, Inc. ("MGFS") is a registered investment adviser providing investment advisory services to the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Adjustable

                  Rate U.S. Government Securities Fund and investment management supervisory services to the Global Bond Fund. MGFS also acts as the investment adviser to six series of Midwest Group Tax Free Trust and to four series of Midwest Strategic Trust, both of which are registered investment companies. MGFS provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

                  The following list sets forth the business and other connections of the directors and officers of MGFS. Unless otherwise noted, the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio
                  45202.

                  (1) Robert H. Leshner - Chairman of the Board and a Director of MGFS.

                           (a) President and a Trustee of Midwest Strategic Trust, Midwest Trust and Midwest Group Tax Free Trust, registered investment companies.

                           (b) Chairman of the Board and a Director of Leshner Financial, Inc., a financial services company.

                           (c) Chairman of the Board and a Director of MGF Service Corp., a registered transfer agent.

                           (d)      President and a Director of Leshner
                                    Financial Services, Inc., a registered
                                    investment adviser and registered broker-dealer until December 1994.

                  (2)      Michael F. Andrews - President of MGFS.

                           (a) Vice President and a Director of Leshner Financial, Inc.

                           (b) President of ABT Financial Services, Inc., 340 Royal Palm Way, Palm Beach, Florida 33480, until June 1995.

                  (3)      James A. Markley, Jr. - A Director of MGFS.

                           (a)      President and a Director of Leshner
                                    Financial, Inc.

                           (b)      A Director of MGF Service Corp.

                           (c) A Director of Sycamore National Bank, 3209 West Galbraith Road, Cincinnati, Ohio 45239.

                           (d)      President of MGFS until July 1995.

                           (e)      President of MGF Service Corp. until
                                    December 1994.

                           (f) A Director of Leshner Financial Services, Inc. until December 1994.

                  (4)      John J. Goetz - Chief Investment Officer of MGFS.

                           (a)      Vice President of Leshner Financial, Inc.

                           (b) Vice President-Investments of Leshner Financial Services, Inc. until December 1994.

                  (5) Maryellen Peretzky - Vice President, Assistant Secretary and a Director of MGFS.

                           (a) Vice President and a Director of Leshner Financial, Inc.

                           (b)      Vice President of MGF Service Corp.

                           (c) Assistant Secretary of The Tuscarora Investment Trust

                           (d) Vice President and a Director of Leshner Financial Services, Inc. until December 1994

                  (6)      Sharon L. Karp - Vice President of MGFS.

                           (a)      Vice President of Leshner Financial, Inc.

                  (7)      John F. Splain - Secretary and General Counsel of
                           MGFS.

                           (a) Secretary, General Counsel and a Director of Leshner Financial, Inc.

                           (b)      Secretary and General Counsel of MGF Service
                                    Corp.

                           (c) Secretary of Midwest Group Tax Free Trust, Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company and The Thermo Opportunity Fund, Inc., registered investment companies.

                           (d) Assistant Secretary of Fremont Mutual Funds, Inc., Schwartz Investment Trust, The Gannett Welsh & Kotler Funds and Capitol Square Funds, registered investment companies.

                           (e) Secretary and General Counsel of Leshner Financial Services, Inc. until December 1994.

                           (f) Secretary of Leeb Personal FinanceTM Investment Trust, a registered investment company, until November 1996.

                  (8)      Robert G. Dorsey - Treasurer of MGFS.

                           (a)      President of MGF Service Corp.

                           (b)      Treasurer and a Director of Leshner
                                    Financial, Inc.

                           (c) Vice President of Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc. and Capitol Square Funds.

                           (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds.

                           (e) Treasurer of Leshner Financial Services, Inc., until December 1994.

                           (f) Treasurer of Leeb Personal FinanceTM Investment Trust until November 1996.

                  (9)      Susan F. Flischel - Vice President-Investments of
                           MGFS.

                           (a) Assistant Vice President-Investments of Leshner Financial Services, Inc. until December 1994.

                  (10) Michele McClellan Hawkins - Assistant Vice President of MGFS.

                  (11) Scott Weston - Assistant Vice President-Investments of MGFS.

                  (12)     Terrie A. Wiedenheft - Controller of MGFS

                           (a) Controller of Leshner Financial, Inc. and MGF Service Corp.

                  (13)     Elizabeth A. Santen - Assistant Secretary of MGFS.

                           (a)     Assistant Secretary of Leshner Financial,
                                   Inc.

                           (b)     Assistant Vice President of MGF Service Corp.

                           (c) Assistant Secretary of Midwest Trust, Midwest Group Tax Free Trust, Midwest Strategic Trust, The Tuscarora Investment Trust and
                                   Maplewood   Investment   Trust,   a   series
                                   company.

                           (d) Assistant Secretary of Leshner Financial Services, Inc. until December 1994.

         B. Hanover Capital Advisors Inc. ("Hanover") is a registered investment advisor providing investment management services to a number of institutional clients in addition to the Adjustable Rate U.S. Government Securities Fund. The following officers of Hanover hold the same position with Hanover Capital Partners Ltd., an investment banking firm and the parent company of Hanover. The address of Hanover and Hanover Capital Partners Ltd. is 90 West Street, Suite 1508, New York, New York 10006.

                  (1)      John A. Burchett - President

                  (2)      George J. Ostendorf - Managing Director

                  (3)      Joyce S. Mizerak - Senior Vice President

                  (4)      Irma N. Tavares - Senior Vice President

         C. Rogge Global Partners plc ("Rogge") is a registered investment adviser providing investment advisory services to The Manager's Global Bond Fund and the Pace Fixed Income Investments Fund, registered investment companies, and other institutional clients. The following are the directors of Rogge. The address of Rogge is 5-6 St. Andrew's Hill, London, England EC4V-5BY.

                  (1)      Olaf Rogge

                  (2)      John Graham

                  (3)      Richard Bell

                  (4)      Adrian James

                  (5)      David Russell

Item 29.          Principal Underwriters
-------           ----------------------

         (a) Midwest Group Financial Services, Inc. also acts as underwriter for Midwest Group Tax Free Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust and Maplewood Investment Trust, a series company.


                                          Position With       Position With
         (b)  Name                         Underwriter          Registrant
              ----                        -------------       -------------

             Robert H. Leshner            Chairman of the       President and
                                          Board and Director    Trustee

             Michael F. Andrews           President              None

             James A. Markley, Jr.        Director               None

             John J. Goetz                Chief Investment       None
                                          Officer

             Maryellen Peretzky           Vice President,        None
                                          Assistant Secretary
                                          and Director

             Sharon L. Karp               Vice President         None

             John F. Splain               Secretary and          Secretary
                                          General Counsel

             Robert G. Dorsey             Treasurer              None

             Susan F. Flischel            Vice President-        None
                                          Investments

             Michele M. Hawkins           Assistant Vice         None
                                          President

             Scott Weston                 Assistant Vice-        None
                                          President-Investments

             Terrie A. Wiedenheft         Controller             None

             Elizabeth A. Santen         Assistant Secretary   Assistant
                                                               Secretary

The address of all of the above-named persons is 312 Walnut Street, Cincinnati, Ohio 45202.

Item 30.          Location of Accounts and Records
-------           --------------------------------
                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.          Management Services Not Discussed in Parts A or B
-------           -------------------------------------------------
                  None.

Item 32.          Undertakings
-------           ------------

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report without charge.

         (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Midwest Trust pursuant to the provisions of Massachusetts law and the Restated Agreement and Declaration of Trust of Midwest Trust or the Bylaws of Midwest Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Midwest Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (e) The Registrant undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the

                   Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                  (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

                 (ii) inform such Petitioning  Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of January, 1997.

                                    MIDWEST TRUST

                                /s/ John F. Splain
                             By:---------------------------
                                    John F. Splain,
                                    Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert H. Leshner
---------------------                       President       January 31, 1997
ROBERT H. LESHNER                           and Trustee


/s/ Mark J. Seger
---------------------                       Treasurer       January 31, 1997
MARK J. SEGER



*H. JEROME LERNER                           Trustee

*OSCAR P. ROBERTSON                         Trustee

*GARY W. HELDMAN                            Trustee

*DALE P. BROWN                              Trustee

*RICHARD A. LIPSEY                          Trustee

*DONALD J. RAHILLY                          Trustee

*FRED A. RAPPOPORT                          Trustee

*ROBERT B. SUMEREL                          Trustee

By:/s/ John F. Splain
   -------------------------
   JOHN F. SPLAIN
   Attorney-in-Fact*
   January 31, 1997